                        CREDIT SUISSE WARBURG PINCUS FUNDS
-------------------------------------------------------------------------------
                                           CREDIT|ASSET
                                           SUISSE|MANAGEMENT


                                    SEMIANNUAL
                                      REPORT
                                  APRIL 30, 2001
                                    (UNAUDITED)

                          CREDIT SUISSE WARBURG PINCUS
                        GLOBAL POST-VENTURE CAPITAL FUND
                                       -
                          CREDIT SUISSE WARBURG PINCUS
                           MAJOR FOREIGN MARKETS FUND
                                       -
                          CREDIT SUISSE WARBURG PINCUS
                            INTERNATIONAL EQUITY FUND
                                       -
                          CREDIT SUISSE WARBURG PINCUS
                        INTERNATIONAL SMALL COMPANY FUND
                                       -
                          CREDIT SUISSE WARBURG PINCUS
                              EMERGING MARKETS FUND
                                       -
                          CREDIT SUISSE WARBURG PINCUS
                          INTERNATIONAL EQUITY II FUND


More complete information about the Funds, including charges and expenses, is provided in the PROSPECTUS, which must precede or accompany this document and which should be read carefully before investing. You may obtain additional copies by calling 800-WARBURG (800-927-2874) or by writing to Credit Suisse Warburg Pincus Funds, P.O. Box 9030, Boston, MA 02205-9030.

Credit Suisse Asset Management Securities, Inc., Distributor, is located at 466 Lexington Ave., New York, NY 10017-3147. Credit Suisse Warburg Pincus Funds are advised by Credit Suisse Asset Management, LLC.

THE FUNDS' INVESTMENT ADVISER AND CO-ADMINISTRATORS MAY WAIVE SOME FEES AND/OR REIMBURSE SOME EXPENSES, WITHOUT WHICH PERFORMANCE WOULD BE LOWER. WAIVERS AND/OR REIMBURSEMENTS ARE SUBJECT TO CHANGE.

RETURNS INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS. RETURNS AND SHARE PRICE WILL FLUCTUATE, AND REDEMPTION VALUE MAY BE MORE OR LESS THAN ORIGINAL COST.

INTERNATIONAL INVESTING ENTAILS SPECIAL RISK CONSIDERATIONS, INCLUDING CURRENCY FLUCTUATIONS, LOWER LIQUIDITY, ECONOMIC AND POLITICAL RISKS, AND DIFFERENCES IN ACCOUNTING METHODS.

THE VIEWS OF THE FUNDS' MANAGEMENT ARE AS OF THE DATE OF THE LETTERS AND THE PORTFOLIO HOLDINGS DESCRIBED IN THIS DOCUMENT ARE AS OF APRIL 30, 2001; THESE VIEWS AND PORTFOLIO HOLDINGS MAY HAVE CHANGED SUBSEQUENT TO THESE DATES. NOTHING IN THIS DOCUMENT IS A RECOMMENDATION TO PURCHASE OR SELL SECURITIES.

FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF CREDIT SUISSE ASSET MANAGEMENT, LLC ("CSAM") OR ANY AFFILIATE, ARE NOT FDIC-INSURED AND ARE NOT GUARANTEED BY CSAMOR ANY AFFILIATE.

CREDIT SUISSE WARBURG PINCUS GLOBAL POST-VENTURE CAPITAL FUND
SEMIANNUAL INVESTMENT ADVISER'S REPORT
April 30, 2001

                                                                   June 14, 2001

Dear Shareholder:

    For the six months ended April 30, 2001, the Common Class and Advisor Class shares of Credit Suisse Warburg Pincus Global Post-Venture Capital Fund* (the "Fund") had a loss of 30.50% and 30.59%, respectively, vs. losses of 17.34% and 10.41%, respectively, for the Russell 2000 Growth Index** and the Morgan Stanley World Index.***

    Global stock markets remained in turmoil through the period. Despite interest-rate reductions in the U.S., Japan, the U.K. and certain other markets in the period, general uncertainty over the U.S. and global economies persisted. Technology and telecommunications stocks were under the heaviest selling pressure, burdened by profit disappointments from leading technology companies, debt worries in the telecommunications area and inventory backlogs. That said, many historically defensive sectors, such as health care, struggled as well. Against this backdrop, the Fund sustained a sizable loss, hurt by the poor environment for stocks and by the continued weakness in technology names.

    We made no major changes to the Fund in the period in terms of regional emphasis. The bulk of the Fund was invested in the U.S. (about 50% of the Fund as of April 30). We marginally raised our weighting in Europe, selectively adding stocks we deemed to represent good value. These included names from Switzerland, France, Germany and Italy, where we purchased a real-estate stock and a leisure name. We pared our weighting in the U.K. on a company-specific basis. Elsewhere, we maintained a roughly 7% weighting in Japan and a 4% stake in Israel. We modestly increased our exposure to Latin America (specifically, Brazil), where venture-capital activity is limited but growing nonetheless.

    In terms of sector allocation, we continued to reduce our weighting in technology (about 20% of the Fund, including telecommunications equipment & services stocks, as of the end of the period), a move we deemed appropriate based on the group's uncertain near-term prospects. That said, technology will continue to figure prominently in the portfolio. It represents more than half of the post-venture universe, and venture capital remains heavily targeted at the Internet, communications and software areas in particular.

    Indeed, we may begin to replenish our technology weighting soon. Many of these stocks have declined to historically compelling valuations, and the overall inventory backdrop appears to be brightening. Our focus will remain on companies with strong balance sheets and sustainable business plans.

CREDIT SUISSE WARBURG PINCUS GLOBAL POST-VENTURE CAPITAL FUND
SEMIANNUAL INVESTMENT ADVISER'S REPORT (CONT'D)
April 30, 2001

    Elsewhere, we maintained significant exposure to the health-care, financial-services and consumer areas. Our consumer-related holdings included a number of media stocks that we believe have good prospects going forward.

    Despite the recent volatility in global equity markets, and weakness shown by the small-cap and aggressive-growth stocks targeted by the Fund, we see grounds for optimism. The Federal Reserve has lowered interest rates by 250 basis points so far in 2001, and is maintaining an easing bias. Japan has moved to improve liquidity, and the European Central Bank, joining much of the rest of the world, lowered rates in May. These moves stand to eventually reduce risk thresholds while shoring up global economic growth. For our part, we will remain focused on stocks of well-financed, well-managed companies that we deem to have the best long-term appreciation potential.

Vincent J. McBride                                    Federico D. Laffan
Co-Portfolio Manager                                  Co-Portfolio Manager

Elizabeth B. Dater                                    Greg Norton-Kidd
Co-Portfolio Manager                                  Co-Portfolio Manager


    INTERNATIONAL INVESTING ENTAILS SPECIAL RISK CONSIDERATIONS, INCLUDING CURRENCY FLUCTUATIONS, LOWER LIQUIDITY, ECONOMIC AND POLITICAL RISKS, AND DIFFERENCES IN ACCOUNTING METHODS. THERE ARE ALSO SPECIAL RISK CONSIDERATIONS ASSOCIATED WITH POST-VENTURE-CAPITAL INVESTMENTS. THESE ARE DETAILED IN THE FUND'S PROSPECTUS, WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING.

                       SUMMARY OF ANNUALIZED TOTAL RETURNS
      ----------------------------------------------------------------------
                                                 SINCE             INCEPTION
       CLASS             ONE YEAR              INCEPTION             DATE
      -------            --------              ---------           ---------
      Common              (35.73%)               19.14%            9/30/1996
      Advisor             (35.89%)               18.82%            9/30/1996

------------
* The Fund's name changed from Warburg Pincus Global Post-Venture Capital Fund effective March 26, 2001.

** The Russell 2000 Growth Index is an unmanaged index (with no defined investment objective) of those securities in the Russell 2000 Index with a greater-than-average growth orientation. It includes reinvestment of dividends, and is compiled by Frank Russell Company.

*** The Morgan Stanley World Index is a market-weighted average of the performance of securities listed on the stock exchanges of all developed countries.

CREDIT SUISSE WARBURG PINCUS MAJOR FOREIGN MARKETS FUND
SEMIANNUAL INVESTMENT ADVISER'S REPORT
April 30, 2001


                                                                   June 14, 2001

Dear Shareholder:

    For the six months ended April 30, 2001, the Common Class shares of Credit Suisse Warburg Pincus Major Foreign Markets Fund* (the "Fund") had a loss of 8.14%, vs. a loss of 8.12% for the Morgan Stanley Europe, Australasia and Far East ("EAFE") Index.**

    The period was a poor one for most stock markets, hindered by a slowing global economy and a related string of profit shortfalls. Despite a trend toward lower interest rates--monetary authorities in the U.S., Japan and the U.K. lowered interest rates in the period--market sentiment was generally negative, especially with respect to technology shares. Stocks ended the period on a positive note, however, with many markets recovering some of their losses in April.

    The Fund performed in line with its benchmark for the six months. Factors that hindered the Fund included weakness in certain of its industrial and consumer holdings from Europe. On the positive side, the Fund was aided by its underweighting in European technology and telecommunications stocks and by relatively good showings from its Japanese electronics and leisure names.

    In terms of regional emphasis, Europe accounted for the bulk of the Fund's assets through the period, though we modestly reduced this weighting. The environment for Europe's stock markets could remain difficult over the near-to-intermediate term. While the region remains projected to outgrow the U.S. and Japan this year, expectations have been adjusted downward and could fall further. Until clearer, and more encouraging, data on the economic and earnings front emerges, many investors will likely remain cautious toward European stocks in general.

    We are more optimistic regarding Europe's longer-term prospects. First, we believe that Europe will, in due course, benefit from relatively stable inflation and interest rates as the benefits of the euro and the Internet take hold in terms of price transparency. In addition, we believe that a favorable combination of tax reductions and other reforms augurs well for Europe as an asset class over the next few years and beyond. Such reforms fueled the impressive investment results delivered by U.S. stocks over the past decade, and a blossoming equity culture in Europe should benefit patient investors exposed to the region.

    On the taxation front, tax cuts amounting to almost 1% of Europe's annual output took effect in January in Germany, France, Italy and elsewhere. While seemingly not huge, the packages are part of a "bidding war" of sorts, with policy makers seeking to boost local economies and attract capital over time. Meanwhile, Germany remains on target to phase in corporate tax reform, whereby businesses can sell unwanted holdings without punitive capital gains liabilities. We continue to believe this will be a source of compelling investment opportunities.

CREDIT SUISSE WARBURG PINCUS MAJOR FOREIGN MARKETS FUND
SEMIANNUAL INVESTMENT ADVISER'S REPORT (CONT'D)
April 30, 2001

    We materially raised our weighting in Japan, though we were still underweighted there at the end of the period. While Japan's economy remains lackluster, and its prospects are threatened by a softening global economic backdrop, there is a great deal of pessimism priced into Japanese equities. We added a number of stocks we deemed to be oversold, including software, electrical-equipment, leisure and non-bank financial names. We believe that interesting investment opportunities will continue to emerge in Japan, due to such forces as corporate restructurings and a rising commitment to information technology. The country's new, reform-minded political leadership is an added plus, we believe, in terms of Japan's long-term prospects. Given the general uncertainty, however, we are unlikely to aggressively increase our Japan weighting anytime soon.

    Elsewhere, we further increased our overweighting in Singapore, which is displaying healthy economic growth accompanied by modest inflation. We added to our position in the electronics area while maintaining exposure to the shipping and financial industries. We maintained a small position in Canada, which is not included in the EAFE index.

    Looking ahead, we expect a "U Shaped" global economic recovery to begin later this year, in part due to the positive effects of recent (and possible future) interest-rate reductions. Worth mentioning is that the European Central Bank trimmed rates in May, finally participating in the trend set by other major banks. Stocks will, no doubt, remain volatile, and we will continue to strive to identify markets and companies that can reward patient investors over the longer term.

Vincent J. McBride            Nancy Nierman                Todd Jacobson
Co-Portfolio Manager          Co-Portfolio Manager         Co-Portfolio Manager

    INTERNATIONAL INVESTING ENTAILS SPECIAL RISK CONSIDERATIONS, INCLUDING CURRENCY FLUCTUATIONS, LOWER LIQUIDITY, ECONOMIC AND POLITICAL RISKS, AND DIFFERENCES IN ACCOUNTING METHODS. THESE ARE DETAILED IN THE FUND'S PROSPECTUS, WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING.

                           SUMMARY OF ANNUALIZED TOTAL RETURNS
                ----------------------------------------------------------
                                          SINCE                  INCEPTION
                ONE YEAR                INCEPTION                  DATE
                --------                ---------                ---------
                (17.99%)                  10.60%                 3/31/1997

------------
* The Fund's name changed from Warburg Pincus Major Foreign Markets Fund effective March 26, 2001.

** The Morgan Stanley Europe, Australasia and Far East Index is an unmanaged index (with no defined investment objective) of international equities that includes reinvestment of dividends, and is the exclusive property of Morgan Stanley & Co. Incorporated.

CREDIT SUISSE WARBURG PINCUS INTERNATIONAL EQUITY
FUND SEMIANNUAL INVESTMENT ADVISER'S REPORT
April 30, 2001

                                                                   June 14, 2001

Dear Shareholder:

    For the six months ended April 30, 2001, the Common Class and Advisor Class shares of Credit Suisse Warburg Pincus International Equity Fund* (the "Fund") had a loss of 14.04% and 14.26%, respectively, vs. a loss of 8.46% for the Morgan Stanley All Country World Excluding the U.S. Index.**

    The period was a very difficult one for foreign stock markets, hampered along with U.S. stocks by a slowing global economy. Despite a more-favorable backdrop for interest rates, investors remained highly cautious. Technology and telecommunications shares once again fared the worst, though few sectors were spared the selloff on a global basis.

    The Fund was hurt by the broad decline in foreign equities, and by weakness in certain holdings. Stocks that weighed on the Fund's performance included Canadian technology names and European industrial-type holdings. The Fund's Asian technology stocks also hampered its showing for the six months, though a number of these finished the period on a strong note. Stocks that were relatively good performers for the Fund included specific media, energy and financial-services names.

    In terms of regional emphasis, we had a modest underweighting in Europe during much of the period. While we continued to see a number of attractive stocks here on a company-specific basis, we also saw an uncertain economic and profit intermediate-term outlook, with Europe increasingly threatened by a slowing U.S. economy.

    Regarding Europe's longer-term prospects, we are more optimistic. We believe that a favorable combination of tax reductions and other reforms (most specifically, labor and pension reforms) augurs well for European stocks as an asset class over the next few years and beyond. Such reforms fueled the impressive investment results delivered by U.S. stocks over the past decade, and a blossoming equity culture in Europe stands to benefit patient investors exposed to the region.

    Our country emphasis was largely unchanged in the period. We continued to favor France, the U.K. and Germany (which remains on target to phase in corporate tax reform, whereby businesses can sell unwanted holdings without punitive capital-gains liabilities). Despite our increased exposure to emerging markets elsewhere, we continued to avoid Eastern/Central European markets, viewing them as expensive on a risk-vs.-reward basis.

CREDIT SUISSE WARBURG PINCUS INTERNATIONAL EQUITY FUND
SEMIANNUAL INVESTMENT ADVISER'S REPORT (CONT'D)
April 30, 2001

    In terms of sector allocation in Europe, noteworthy positions continued to include underweightings in the technology and telecommunications areas. Indeed, our exposure to European technology companies remained very limited. We were overweighted in financial services through much of the period, but modestly reduced our position in the Spring to take advantage of buying opportunities we saw elsewhere. Going forward, we expect to reduce our exposure to defensive industries such as energy, insurance and utilities, while looking for stocks with lower valuations and higher long-term appreciation potential.

    We increased our weighting in Japan, adding stocks we deemed to be oversold, including non-bank financial, software, electrical-equipment and leisure names. We remained cautious regarding certain sectors that comprise a sizable share of Japan's equity market (e.g., the industrial and banking sectors). We are unlikely to have an aggressive overweighting here anytime soon, and our approach will remain highly selective.

    There were some very noteworthy developments in Japan during the period. Reversing its tighter monetary course established last August, the Bank of Japan lowered interest rates in March. This was generally characterized as a return to "zero interest rates." More to the point, the Bank adopted a full-blown quantitative easing, and declared that it will maintain such a stance until Japan's Consumer Price Index, which has slumped ever downward, stabilizes or rises. While we welcome this development and its implications for liquidity, we agree with the Bank of Japan's bold statements that reforms beyond its control are necessary as well.

    Elsewhere in Asia, we increased our exposure to Singapore, which is displaying healthy economic growth accompanied by modest inflation. We added to our position in the electronics area while maintaining exposure to the shipping and financial industries here.

    We also added to our weighting in Taiwan and South Korea. When the global economy eventually improves, emerging markets in general could deliver handsomely, given their currently low valuations and their historical leverage to global growth. In this context, we also selectively added stocks from Latin America and Israel. We will continue to seek opportunities to increase our emerging-market exposure on the margin.

    We reduced our weighting in Canada based on valuation considerations (the market was one of 2000's better performers). However, we continued to see value here in certain technology and natural-resources/energy names.

CREDIT SUISSE WARBURG PINCUS INTERNATIONAL EQUITY FUND
SEMIANNUAL INVESTMENT ADVISER'S REPORT (CONT'D)
April 30, 2001

    Looking ahead, we believe that investors' appetite for foreign equities, and risk in general, should gradually improve, given the current worldwide trend toward lower interest rates (a trend that broadened to include the European Central Bank on May 10). That said, it will take time for lower rates to have a positive impact on economies and profits, and stocks will remain volatile regardless. Our efforts will remain concentrated on striving to identify companies and markets we deem to have the best long-term prospects.

Vincent J. McBride          Nancy Nierman                  P. Nicholas Edwards
Co-Portfolio Manager        Co-Portfolio Manager           Co-Portfolio Manager

    INTERNATIONAL INVESTING ENTAILS SPECIAL RISK CONSIDERATIONS, INCLUDING CURRENCY FLUCTUATIONS, LOWER LIQUIDITY, ECONOMIC AND POLITICAL RISKS, AND DIFFERENCES IN ACCOUNTING METHODS. THESE ARE DETAILED IN THE FUND'S PROSPECTUS, WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING.

                       SUMMARY OF ANNUALIZED TOTAL RETURNS
    ------------------------------------------------------------------------
                                                         SINCE     INCEPTION
     CLASS      ONE YEAR     FIVE YEAR     TEN YEAR    INCEPTION     DATE
    ------      --------     ---------     --------    ---------   ---------
    Common      (29.70%)      (0.45%)        6.20%       7.82%     9/30/1989
    Advisor     (30.09%)      (0.92%)        5.73%       5.52%     4/05/1991

------------
* The Fund's name changed from Warburg Pincus International Equity Fund effective March 26, 2001.

** The Morgan Stanley All Country World Excluding the U.S. Index is a market-capitalization weighted index of companies listed on stock exchanges outside of the United States.

CREDIT SUISSE WARBURG PINCUS INTERNATIONAL SMALL COMPANY FUND
SEMIANNUAL INVESTMENT ADVISER'S REPORT
April 30, 2001

                                                                   June 14, 2001

Dear Shareholder:

    For the six months ended April 30, 2001, the Common Class shares of Credit Suisse Warburg Pincus International Small Company Fund* (the "Fund") had a loss of 23.24%, vs. a gain of 0.45% for the Morgan Stanley EAFE Small Cap Index.**

    The period was a difficult one for foreign stock markets, pressed by worries over the global economy and deteriorating profit growth. Stocks of companies with relatively high valuations and above-average long-term growth prospects (most specifically, technology names) were especially weak. Many of these stocks posted double-digit losses, reflecting investors' aversion to risk amid the uncertainty.

    Against this backdrop, the Fund had a sizable loss, hampered by the selloff in the aggressive-growth companies it continued to target. Stocks that especially hampered the Fund's performance included its Asian technology companies and certain Canadian holdings. While our focus on rapidly growing companies hurt the Fund's showing, both in absolute terms and compared to that of the Fund's benchmark (which has a bias toward more-defensive sectors, such as consumer staples and financial services), we continued to favor these companies for their innovation and long-term potential.

    Notwithstanding the Fund's recent performance, we believe that market conditions should become more hospitable for foreign small-cap stocks, especially the group's aggressive-growth names. Our optimism is based on the U.S. Federal Reserve's shift to an easier monetary policy this year. In essence, the Fed has set a tone for lower interest rates globally, which stands to benefit riskier asset classes. While it will take time for rate cuts to revive the global economy, we believe that investors will deem foreign small-cap and aggressive-growth stocks to be increasingly attractive, based on their growth prospects and valuations, which remain compelling vs. those on large-cap, blue-chip names. Our focus will remain on innovative, yet relatively unknown, companies with niche-type products and services.

Federico D. Laffan
Portfolio Manager

CREDIT SUISSE WARBURG PINCUS INTERNATIONAL SMALL COMPANY FUND
SEMIANNUAL INVESTMENT ADVISER'S REPORT (CONT'D)
April 30, 2001

     INTERNATIONAL INVESTING ENTAILS SPECIAL RISK CONSIDERATIONS, INCLUDING CURRENCY FLUCTUATIONS, LOWER LIQUIDITY, ECONOMIC AND POLITICAL RISKS, AND DIFFERENCES IN ACCOUNTING METHODS. THERE ARE ALSO SPECIAL RISK CONSIDERATIONS ASSOCIATED WITH INVESTING IN SMALL COMPANIES. THESE ARE DETAILED IN THE FUND'S PROSPECTUS, WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING.

                           SUMMARY OF ANNUALIZED TOTAL RETURNS
                 --------------------------------------------------------
                                           SINCE                INCEPTION
                 ONE YEAR                INCEPTION                 DATE
                 --------                ---------              ---------
                 (39.10%)                 26.53%                5/29/1998

------------
* The Fund's name changed from Warburg Pincus International Small Company Fund effective March 26, 2001.

** The Morgan Stanley EAFE Small Cap Index is composed of small-cap stocks of companies from developed markets outside of North America.

CREDIT SUISSE WARBURG PINCUS EMERGING MARKETS FUND
SEMIANNUAL INVESTMENT ADVISER'S REPORT
April 30, 2001

                                                                   June 14, 2001

Dear Shareholder:

    For the six months ended April 30, 2001, the Common Class, Advisor Class and Institutional Class shares of Credit Suisse Warburg Pincus Emerging Markets Fund* (the "Fund") had a loss of 6.59%, 6.72% and 6.48%, respectively, vs. a loss of 7.39% for the Morgan Stanley Emerging Markets Free Index.**.

    The period was a negative one for emerging markets, hampered by the global economic worries that weighed on stocks broadly. Certain country-specific developments, such as financial turmoil in Argentina and Turkey, also hampered the segment. However, emerging stock markets outperformed their developed-world counterparts, having entered the period with more pessimism priced into their shares. The group actually had a gain for the first half of the period, buoyed by an improving liquidity backdrop (with the U.S. Federal Reserve lowering interest rates), though they were ultimately overwhelmed by the economic uncertainty.

    The Fund had a loss for the period, hurt by the decline in the stocks it targets and by weakness is certain areas, e.g., Brazil, which was tarnished by Argentina's woes. The Fund modestly outperformed its benchmark, however. Stocks that aided the Fund included specific Asian technology stocks that rebounded in the period.

    In terms of regional focus, we remained biased in favor of Asian/Pacific markets, a position we raised in the period. We added stocks from China, Hong Kong, South Korea and Taiwan that had fallen to valuation levels we deemed attractive. Our increased weighting was also based on the potential for positive domestic catalysts in specific countries, most notably Taiwan. Elsewhere in the region, we narrowed our underweightings in India and Malaysia, moves likewise based on a combination of stock-specific and macroeconomic factors. We continued to mostly avoid South Asia's smaller markets.

    We marginally lowered our weighting in the Europe/Middle East/Africa group. In a move that proved timely, we materially reduced our position in Turkey ahead of the country's February 22 currency devaluation. We then increased our exposure to the market ahead of its late-period rally. Elsewhere of note, we raised our positions in Israel and South Africa.

    In Latin America, we were underweighted in Mexico and slightly overweighted in Brazil at the end of the period. While Brazil faces difficulties looking over the near-to-intermediate term--its central bank could continue to raise interest rates, in an attempt to contain inflation and support its currency--the country's economy is projected to remain healthy, and we believe it could surprise on the upside when global growth eventually improves. Here and elsewhere, we will remain focused on companies we deem to have compelling valuations and good long-term growth potential.

CREDIT SUISSE WARBURG PINCUS EMERGING MARKETS FUND
SEMIANNUAL INVESTMENT ADVISER'S REPORT (CONT'D)
April 30, 2001

    With respect to sector allocation, we remained well-diversified, in an attempt to limit overall risk. One noteworthy move we made was to increase our stake in the telecommunications area, ending the period with an overweighting there. We deemed a number of these beaten-down companies to be at or near a bottom in terms of their underlying business fundamentals.

    Looking ahead to the rest of the year and beyond, the prospects for prolonged below-average growth in major economies could continue to restrain emerging markets. Other threats include weakness in the debt-burdened telecommunications area--the largest sector in the emerging-market universe--and a possible continued decline in the yen vs. the dollar, which would likely hamper Asia's emerging markets.

    But taking a longer-term perspective, we see grounds for encouragement. The Federal Reserve appears willing to lower rates further, and a monetary easing trend has broadened overseas. Japan's monetary easing in March was noteworthy. And the European Central Bank, in a surprise move, trimmed rates in May. In due course, this should improve global liquidity, help reduce debt strains and promote growth, all to the benefit of emerging stock markets, which remain inexpensive by historical standards.

Richard Watt
Portfolio Manager

    INTERNATIONAL INVESTING ENTAILS SPECIAL RISK CONSIDERATIONS, INCLUDING CURRENCY FLUCTUATIONS, LOWER LIQUIDITY, ECONOMIC AND POLITICAL RISKS, AND DIFFERENCES IN ACCOUNTING METHODS; THESE RISKS ARE GENERALLY HEIGHTENED FOR EMERGING-MARKET INVESTMENTS. THESE ARE DETAILED IN THE FUND'S PROSPECTUS, WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING.


                        SUMMARY OF ANNUALIZED TOTAL RETURNS
     -------------------------------------------------------------------------
                                                        SINCE       INCEPTION
      CLASS           ONE YEAR        FIVE YEAR       INCEPTION       DATE
     -------          --------        ---------       ---------     ----------
     Common           (25.62%)         (8.26%)         (1.51%)      12/30/1994
     Advisor          (25.82%)         (8.93%)         (2.12%)      12/30/1994
  Institutional       (25.43%)           NA           (35.00%)       2/14/2000

------------
* The Fund's name changed from Warburg Pincus Emerging Markets Fund effective March 26, 2001.

** The Morgan Stanley Emerging Markets Free Index is a market-capitalization weighted index of emerging-market countries determined by Morgan Stanley. The index includes only those countries open to non-local investors.

CREDIT SUISSE WARBURG PINCUS INTERNATIONAL EQUITY II FUND
SEMIANNUAL INVESTMENT ADVISER'S REPORT
April 30, 2001

                                                                   June 14, 2001

Dear Shareholder:

    For the six months ended April 30, 2001, the Common Class and Class D shares of Credit Suisse Warburg Pincus International Equity II Fund* (the "Fund") had a loss of 8.53% and 8.41%, respectively, vs. a loss of 8.11% for the Morgan Stanley Europe, Australasia and Far East ("EAFE") Index.**.

    The period was a difficult one for stock markets around the world, hampered by worries over major economies. Despite a general effort to revive these economies--monetary authorities in the U.S., Japan, and the U.K. lowered interest rates in the period--the intermediate-term profit outlook remained murky, and investors avoided risk in general. Against this backdrop, the Fund had a loss, performing roughly in line with its benchmark.

    We made no major changes to the Fund in terms of regional emphasis. The bulk of the portfolio remained invested in Europe. We continued to deem a number of stocks here attractive, based on company-specific factors as well as a broad trend of reforms across the region. Reforms on the tax, labor and pension fronts stands to create a good deal of shareholder value over the next several years. Combined with the benefits associated with a common currency--e.g., pricing transparency and relatively stable interest rates--we think that Europe has good longer-term prospects.

    Within Japan, notwithstanding our concerns over the country's economy and debt burden, we continued to see good opportunities there in certain areas, such as the information-technology and consumer-goods sectors. Going forward, we see increased potential for meaningful reforms, e.g., in the banking industry, given the election of a reform-oriented Prime Minister in April. Elsewhere in Asia, we reduced our weighting in Hong Kong, due to valuation considerations, and we maintained a small position in Singapore.

    Looking ahead, we believe that the environment for foreign stock markets should slowly but steadily improve, given the historical tendency for stocks to benefit from global monetary easing (and the European Central Bank joined the trend in May). While past performance cannot guarantee future results,

CREDIT SUISSE WARBURG PINCUS INTERNATIONAL EQUITY II FUND
SEMIANNUAL INVESTMENT ADVISER'S REPORT (CONT'D)
April 30, 2001

and notwithstanding the short-term volatility associated with foreign equities, the easing should have a positive impact on economies and earnings over time. For our part, we will continue to strive to identify companies and markets we deem to have the best long-term prospects.

Hugh Neuburger                              Luisa Michel
Co-Portfolio Manager                        Co-Portfolio Manager

    INTERNATIONAL INVESTING ENTAILS SPECIAL RISK CONSIDERATIONS, INCLUDING CURRENCY FLUCTUATIONS, LOWER LIQUIDITY, ECONOMIC AND POLITICAL RISKS, AND DIFFERENCES IN ACCOUNTING METHODS. THESE ARE DETAILED IN THE FUND'S PROSPECTUS, WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING.

                  SUMMARY OF ANNUALIZED TOTAL RETURNS
   --------------------------------------------------------------------
                                              SINCE           INCEPTION
    CLASS              ONE YEAR             INCEPTION            DATE
   -------             --------             ---------         ---------
   Common                  NA                 (15.80%)(1)      8/01/2000
   Class D             (17.06%)                (0.28%)         5/17/1999

(1) NON-ANNUALIZED.

    The Credit Suisse Warburg Pincus International Equity II Fund offers multiple classes of shares. Performance with respect to the Class A, Class B and Class C shares, which may vary from the performance of the Common Class and Class D shares, is included in a separate report which may be obtained by calling 800-WARBURG.

------------
* The Fund's name changed from DLJ International Equity Fund effective December 18, 2000.

** The Morgan Stanley Europe, Australasia and Far East Index is an unmanaged index (with no defined investment objective) of international equities that includes reinvestment of dividends, and is the exclusive property of Morgan Stanley & Co. Incorporated.

CREDIT SUISSE WARBURG PINCUS GLOBAL POST-VENTURE CAPITAL FUND
SCHEDULE OF INVESTMENTS
April 30, 2001 (Unaudited)

                                                              NUMBER OF
                                                                SHARES     VALUE
                                                              ---------    -----
COMMON STOCKS (93.3%)
BERMUDA (1.0%)
INSURANCE (1.0%)
    Ace, Ltd.                                                   41,700  $ 1,488,690
                                                                        -----------
    TOTAL BERMUDA                                                         1,488,690
                                                                        -----------
BRAZIL (2.1%)
BEVERAGES (1.3%)
    Companhia de Bebidas das Americas ADR                       81,700    1,993,480
                                                                        -----------
WIRELESS TELECOMMUNICATIONS SERVICES (0.8%)
    Celular CRT Participacoes SA(1)                          2,420,510    1,114,323
                                                                        -----------
    TOTAL BRAZIL                                                          3,107,803
                                                                        -----------
CANADA (3.0%)
DIVERSIFIED TELECOMMUNICATIONS SERVICES (0.0%)
    AXXENT, Inc. Class B(1)                                     90,600        2,359
                                                                        -----------
INTERNET SOFTWARE & SERVICES (0.2%)
    Wysdom, Inc.(1)                                             60,000      228,000
                                                                        -----------
MEDIA (1.1%)
    Shaw Communications, Inc. Class B                           77,900    1,632,784
                                                                        -----------
PHARMACEUTICALS (0.7%)
    Biovail Corp. ADR(1)                                        27,900    1,095,912
                                                                        -----------
SOFTWARE (1.0%)
    Descartes Systems Group, Inc.(1)                            72,500    1,415,573
                                                                        -----------
    TOTAL CANADA                                                          4,374,628
                                                                        -----------
FRANCE (2.7%)
COMPUTERS & PERIPHERALS (0.4%)
    Infovista SA(1)                                             65,170      519,987
                                                                        -----------
ELECTRICAL EQUIPMENT (1.1%)
    Pinguely-Haulotte                                           78,600    1,679,353
                                                                        -----------
ELECTRONIC EQUIPMENT & INSTRUMENTS (0.5%)
    Neopost SA  (1)                                             30,000      718,104
                                                                        -----------
MEDIA (0.7%)
    Ipsos SA                                                    14,000    1,078,575
                                                                        -----------
    TOTAL FRANCE                                                          3,996,019
                                                                        -----------
GERMANY (2.6%)
ELECTRONIC EQUIPMENT & INSTRUMENTS (0.9%)
    Techem AG(1)                                                46,400    1,289,609
                                                                        -----------
MACHINERY (1.7%)
    Jenoptik AG                                                 97,300    2,502,436
                                                                        -----------
    TOTAL GERMANY                                                         3,792,045
                                                                        -----------

               See Accompanying Notes to Financial Statements.

CREDIT SUISSE WARBURG PINCUS GLOBAL POST-VENTURE CAPITAL FUND
SCHEDULE OF INVESTMENTS (CONT'D)
April 30, 2001 (Unaudited)

                                                              NUMBER OF
                                                                SHARES     VALUE
                                                              ---------    -----
COMMON STOCKS (CONT'D)
ISRAEL (4.4%)
HEALTHCARE EQUIPMENT & SUPPLIES (1.8%)
    Card-Guard Scientific Survival, Ltd.(1)                     52,000  $ 2,727,645
                                                                        -----------
IT CONSULTING & SERVICES (0.8%)
    Check Point Software Technologies, Ltd.(1)                  19,100    1,198,143
                                                                        -----------
PHARMACEUTICALS (1.1%)
    Taro Pharmaceutical Industries, Ltd. ADR(1)                 34,200    1,708,632
                                                                        -----------
SOFTWARE (0.7%)
    Precise Software Solutions, Ltd.(1)                         44,500    1,047,975
                                                                        -----------
    TOTAL ISRAEL                                                          6,682,395
                                                                        -----------
ITALY (2.4%)
FOOD PRODUCTS (1.2%)
    Parmalat Finanziaria SpA                                 1,259,000    1,785,863
                                                                        -----------
LEISURE EQUIPMENT & PRODUCTS (0.5%)
    Ferretti SpA(1)                                            193,000      682,704
                                                                        -----------
REAL ESTATE (0.7%)
    Beni Stabili SpA                                         2,016,500    1,019,003
                                                                        -----------
    TOTAL ITALY                                                           3,487,570
                                                                        -----------
JAPAN (7.0%)
COMMERCIAL SERVICES & SUPPLIES (2.0%)
    Omega Project Co., Ltd.                                    380,000      830,534
    Venture Link Co., Ltd.                                      34,200    2,214,757
                                                                        -----------
                                                                          3,045,291
                                                                        -----------
ELECTRONIC EQUIPMENT & INSTRUMENTS (0.6%)
    Micronics Japan Co., Ltd.                                   72,300      889,594
                                                                        -----------
HOUSEHOLD DURABLES (1.6%)
    Sega Corp.(1)                                              119,900    2,455,555
                                                                        -----------
LEISURE EQUIPMENT & PRODUCTS (1.5%)
    Nintendo Co., Ltd.                                          13,600    2,190,796
                                                                        -----------
WIRELESS TELECOMMUNICATIONS SERVICES (1.3%)
    NTT DoCoMo, Inc.                                                97    1,994,414
                                                                        -----------
    TOTAL JAPAN                                                          10,575,650
                                                                        -----------
LUXEMBOURG (0.9%)
INTERNET SOFTWARE & SERVICES (0.9%)
    Thiel Logistik AG(1)                                        53,600    1,302,020
                                                                        -----------
    TOTAL LUXEMBOURG                                                      1,302,020
                                                                        -----------
NETHERLANDS (1.5%)
OIL & GAS (0.4%)
    Petroplus International NV                                  38,386      598,946
                                                                        -----------

               See Accompanying Notes to Financial Statements.

CREDIT SUISSE WARBURG PINCUS GLOBAL POST-VENTURE CAPITAL FUND
SCHEDULE OF INVESTMENTS (CONT'D)
April 30, 2001 (Unaudited)

                                                              NUMBER OF
                                                                SHARES     VALUE
                                                              ---------    -----
COMMON STOCKS (CONT'D)
NETHERLANDS (CONT'D)
SEMICONDUCTOR EQUIPMENT & PRODUCTS (1.1%)
    ASM Lithography Holding NV(1)                               61,100  $ 1,653,977
                                                                        -----------
    TOTAL NETHERLANDS                                                     2,252,923
                                                                        -----------
SPAIN (2.2%)
DIVERSIFIED FINANCIALS (0.1%)
    Dinamia Capital Privado Sociedad de Capital Riesgo SA       17,100      201,628
                                                                        -----------
HOTELS RESTAURANTS & LEISURE (1.1%)
    NH Hoteles SA                                              125,500    1,667,815
                                                                        -----------
IT CONSULTING & SERVICES (1.0%)
    Indra Sistemas SA                                          155,400    1,531,998
                                                                        -----------
    TOTAL SPAIN                                                           3,401,441
                                                                        -----------
SWEDEN (1.2%)
ELECTRICAL EQUIPMENT (0.7%)
    Capio AB(1)                                                134,800      984,322
                                                                        -----------
ELECTRONIC EQUIPMENT & INSTRUMENTS (0.5%)
    Micronic Laser System AB(1)                                 34,600      687,214
                                                                        -----------
    TOTAL SWEDEN                                                          1,671,536
                                                                        -----------
SWITZERLAND (2.2%)
COMPUTERS & PERIPHERALS (1.8%)
    Logitech International SA(1)                                 8,775    2,680,810
                                                                        -----------
PHARMACEUTICALS (0.4%)
    Actelion, Ltd.(1)                                            5,300      653,782
                                                                        -----------
    TOTAL SWITZERLAND                                                     3,334,592
                                                                        -----------
TAIWAN (0.8%)
COMPUTERS & PERIPHERALS (0.4%)
    Asustek Computer, Inc.                                     128,000      581,402
                                                                        -----------
SEMICONDUCTOR EQUIPMENT & PRODUCTS (0.4%)
    United Microelectronics Corp.                              410,000      653,986
                                                                        -----------
    TOTAL TAIWAN                                                          1,235,388
                                                                        -----------
UNITED KINGDOM (9.6%)
BANKS (0.5%)
    London Pacific Group, Ltd. ADR                             132,600      737,256
                                                                        -----------
COMMERCIAL SERVICES & SUPPLIES (0.9%)
    Nestor Healthcare Group PLC                                152,000    1,288,596
                                                                        -----------
COMPUTERS & PERIPHERALS (0.5%)
    Marlborough Stirling PLC(1)                                265,900      700,037
                                                                        -----------

               See Accompanying Notes to Financial Statements.

CREDIT SUISSE WARBURG PINCUS GLOBAL POST-VENTURE CAPITAL FUND
SCHEDULE OF INVESTMENTS (CONT'D)
April 30, 2001 (Unaudited)

                                                              NUMBER OF
                                                                SHARES     VALUE
                                                              ---------    -----
COMMON STOCKS (CONT'D)
UNITED KINGDOM (CONT'D)
DIVERSIFIED FINANCIALS (3.1%)
    3I Group PLC(1)                                            154,900  $ 2,788,156
    Amvescap PLC ADR                                            32,325    1,179,863
    Insignia Solutions, Inc. ADR(1)                            183,600      727,056
                                                                        -----------
                                                                          4,695,075
                                                                        -----------
DIVERSIFIED TELECOMMUNICATIONS SERVICES (1.0%)
    Skyepharma PLC(1)                                        1,200,000    1,545,286
                                                                        -----------
HOUSEHOLD DURABLES (0.8%)
    Mentmore Abbey PLC                                         661,500    1,206,771
                                                                        -----------
HOUSEHOLD PRODUCTS (1.0%)
    MFI Furniture Group PLC                                    964,700    1,525,245
                                                                        -----------
MEDIA (1.5%)
    Eyretel PLC (1)                                            968,900    1,046,673
    Informa Group PLC(1)                                       163,000    1,166,118
                                                                        -----------
                                                                          2,212,791
                                                                        -----------
SOFTWARE (0.3%)
    Orchestream Holdings PLC(1)                                267,000      515,739
                                                                        -----------
    TOTAL UNITED KINGDOM                                                 14,426,796
                                                                        -----------
UNITED STATES (49.7%)
BANKS (1.0%)
    Mellon Financial Corp.                                      37,300    1,526,689
                                                                        -----------
BIOTECHNOLOGY (2.9%)
    Applera Corp.-Celera Genomics Group(1)                      21,300      878,625
    Genentech, Inc.(1)                                          29,200    1,533,000
    Gilead Sciences, Inc.(1)                                    37,800    1,851,444
                                                                        -----------
                                                                          4,263,069
                                                                        -----------
COMMERCIAL SERVICES & SUPPLIES (0.7%)
    DeVry, Inc.(1)                                              33,400    1,055,774
                                                                        -----------
COMMUNICATIONS EQUIPMENT (2.1%)
    Avanex Corp.(1)                                             80,200    1,155,682
    CIENA Corp.(1)                                              36,270    1,997,026
    Cisco Systems, Inc.(1)                                       1,628       27,643
                                                                        -----------
                                                                          3,180,351
                                                                        -----------
COMPUTERS & PERIPHERALS (1.7%)
    Brocade Communications Systems, Inc.(1)                     68,000    2,583,320
                                                                        -----------
CONSTRUCTION & ENGINEERING (0.4%)
    Granite Construction, Inc.                                  25,200      647,136
                                                                        -----------

               See Accompanying Notes to Financial Statements.

CREDIT SUISSE WARBURG PINCUS GLOBAL POST-VENTURE CAPITAL FUND
SCHEDULE OF INVESTMENTS (CONT'D)
April 30, 2001 (Unaudited)

                                                              NUMBER OF
                                                                SHARES     VALUE
                                                              ---------    -----
COMMON STOCKS (CONT'D)
UNITED STATES (CONT'D)
DIVERSIFIED FINANCIALS (2.7%)
    Gabelli Asset Management, Inc. Class A(1)                   49,400  $ 1,950,806
    Radian Group, Inc.                                          26,900    2,084,750
                                                                        -----------
                                                                          4,035,556
                                                                        -----------
DIVERSIFIED TELECOMMUNICATIONS SERVICES (0.5%)
    Globespan, Inc.(1)                                          31,900      701,800
    Tivo, Inc.(1)                                                2,650       12,005
                                                                        -----------
                                                                            713,805
                                                                        -----------
ELECTRICAL EQUIPMENT (0.9%)
    Brooks Automation, Inc.(1)                                  20,400    1,277,244
                                                                        -----------
ELECTRONIC EQUIPMENT & INSTRUMENTS (1.7%)
    Sanmina Corp.(1)                                            62,000    1,807,300
    Vishay Intertechnology, Inc.(1)                             31,200      778,440
                                                                        -----------
                                                                          2,585,740
                                                                        -----------
ENERGY EQUIPMENT & SERVICES (1.2%)
    Nabors Industries, Inc.(1)                                  30,400    1,812,448
                                                                        -----------
FOOD & DRUG RETAILING (0.5%)
    CVS Corp.                                                   12,400      730,980
                                                                        -----------
HEALTHCARE PROVIDERS & SERVICES (4.8%)
    AdvancePCS(1)                                               36,600    2,108,160
    Community Health Care(1)                                    70,500    2,012,070
    Manor Care, Inc.(1)                                         67,300    1,561,360
    Province Healthcare Co.(1)                                  59,500    1,524,390
                                                                        -----------
                                                                          7,205,980
                                                                        -----------
HOTELS RESTAURANTS & LEISURE (1.1%)
    Six Flags, Inc.(1)                                          75,200    1,649,888
                                                                        -----------
HOUSEHOLD DURABLES (2.1%)
    Lennar Corp.                                                35,400    1,549,458
    Polycom, Inc.(1)                                            67,100    1,558,733
                                                                        -----------
                                                                          3,108,191
                                                                        -----------
INSURANCE (1.3%)
    Ambac Financial Group, Inc.                                 35,250    1,896,803
                                                                        -----------
INTERNET SOFTWARE & SERVICES (2.7%)
    BEA Systems, Inc.(1)                                        38,700    1,580,895
    Openwave Systems, Inc.(1)                                   39,700    1,374,017
    Planetweb, Inc. (1),(2)                                    183,800      998,332
                                                                        -----------

                                                                          3,953,244
                                                                        -----------
IT CONSULTING & SERVICES (1.1%)
    BISYS Group, Inc.(1)                                        32,800    1,580,960
                                                                        -----------

               See Accompanying Notes to Financial Statements.

CREDIT SUISSE WARBURG PINCUS GLOBAL POST-VENTURE CAPITAL FUND
SCHEDULE OF INVESTMENTS (CONT'D)
April 30, 2001 (Unaudited)

                                                              NUMBER OF
                                                                SHARES     VALUE
                                                              ---------    -----
COMMON STOCKS (CONT'D)
UNITED STATES (CONT'D)
MEDIA (5.2%)
    Cablevision Systems Corp. - Rainbow Media Group             10,300  $   217,845
    Cablevision Systems Corp. Class A(1)                        20,600    1,416,250
    Harte-Hanks, Inc.                                           43,900    1,010,139
    TMP Worldwide, Inc.(1)                                      23,400    1,128,816
    USA Networks, Inc.(1)                                       60,300    1,510,515
    Westwood One, Inc.(1)                                       96,900    2,543,625
                                                                        -----------
                                                                          7,827,190
                                                                        -----------
OIL & GAS (2.3%)
    Chaparral Resources, Inc.(1)                                 5,556       16,668
    Devon Energy Corp.                                          24,300    1,433,943
    Newfield Exploration Co.(1)                                 52,900    1,904,400
                                                                        -----------
                                                                          3,355,011
                                                                        -----------
PHARMACEUTICALS (3.6%)
    IVAX Corp.                                                  54,600    2,186,730
    PRAECIS Pharmaceuticals, Inc.(1)                            67,100    1,472,174
    Watson Pharmaceuticals, Inc.(1)                             34,400    1,713,120
                                                                        -----------
                                                                          5,372,024
                                                                        -----------
LIMITED PARTNERSHIPS (1.2%)
    Boston Ventures LP(1),(3)                                  844,660      844,660
    Madison Dearborn Capital Partners IV LP(1),(3)               9,460        9,460
    New Enterprise Associates LP(1),(3)                        920,405      920,405
    Oak Investment Partners X LP(1),(3)                         75,000       75,000
                                                                        -----------
                                                                          1,849,525
                                                                        -----------
REAL ESTATE (0.6%)
    AMB Property Corp.                                          30,600      761,940
                                                                        -----------
SEMICONDUCTOR EQUIPMENT & PRODUCTS (2.8%)
    Cypress Semiconductor Corp.(1)                              42,900      969,540
    Intersil Holding Corp.(1)                                   44,400    1,431,456
    Maxim Integrated Products, Inc.(1)                          15,700      802,270
    Novellus Systems, Inc.(1)                                   18,200    1,003,730
                                                                        -----------
                                                                          4,206,996
                                                                        -----------
SOFTWARE (2.6%)
    Convera Corp.(1)                                            78,200      573,206
    Electronic Arts, Inc.(1)                                    24,900    1,409,838
    Manugistics Group, Inc.(1)                                  55,800    1,892,736
    VERITAS Software Corp.(1)                                        1           60
                                                                        -----------
                                                                          3,875,840
                                                                        -----------
SPECIALTY RETAIL (1.2%)
    Barnes & Noble, Inc.(1)                                     58,200    1,850,178
                                                                        -----------

               See Accompanying Notes to Financial Statements.

CREDIT SUISSE WARBURG PINCUS GLOBAL POST-VENTURE CAPITAL FUND
SCHEDULE OF INVESTMENTS (CONT'D)
April 30, 2001 (Unaudited)

                                                              NUMBER OF
                                                                SHARES     VALUE
                                                              ---------    -----
COMMON STOCKS (CONT'D)
UNITED STATES (CONT'D)
WIRELESS TELECOMMUNICATIONS SERVICES (0.8%)
    Redback Networks, Inc.(1)                                   62,300  $ 1,186,192
                                                                        -----------
    TOTAL UNITED STATES                                                  74,092,074
                                                                        -----------
TOTAL COMMON STOCKS (Cost $143,820,538)                                 139,221,570
                                                                        -----------
PREFERRED STOCKS (0.8%)
UNITED STATES (0.8%)
HOTELS RESTAURANTS &LEISURE (0.5%)
    New York Restaurant Group, Inc. Series A
     (Convertible) (1),(2)                                      77,720      749,998
                                                                        -----------
INTERNET SOFTWARE & SERVICES (0.3%)
    MaMaMedia, Inc. Series D (1),(2)                            92,592      499,997
                                                                        -----------
    TOTAL UNITED STATES                                                   1,249,995
                                                                        -----------
TOTAL PREFERRED STOCKS (Cost $1,249,995)                                  1,249,995
                                                                        -----------
WARRANT (0.0%)
UNITED KINGDOM (0.0%)
SOFTWARE (0.0%)
    Insignia Solutions, Inc. (Private Placement) (1),(2)
     (Cost $0)                                                  91,800            0
                                                                        -----------

                                            MATURITY    RATE%        PAR
                                            --------    -----        ---
U.S. TREASURY OBLIGATIONS (3.2%)
    U.S. Treasury Notes                     11/30/01    5.875    $   190,000      191,985
    U.S. Treasury Notes                     11/30/02    5.625      2,250,000    2,296,481
    U.S. Treasury Notes                     11/15/04    5.875      2,250,000    2,331,554
                                                                                ---------
TOTAL U.S. TREASURY OBLIGATIONS (Cost $4,796,163)                               4,820,020
                                                                                ---------

               See Accompanying Notes to Financial Statements.

CREDIT SUISSE WARBURG PINCUS GLOBAL POST-VENTURE CAPITAL FUND
SCHEDULE OF INVESTMENTS (CONT'D)
April 30, 2001 (Unaudited)

                                                               PAR          VALUE
                                                               ---          -----
SHORT-TERM INVESTMENT (2.4%)
    State Street Bank and Trust Co. Euro Time Deposit
     (Cost $3,604,000)                                      $3,604,000   $  3,604,000
                                                                         ------------
TOTAL INVESTMENTS AT VALUE (99.7%) (Cost $153,470,696(4))                 148,895,585
OTHER ASSETS IN EXCESS OF LIABILITIES (0.3%)                                  433,753
                                                                         ------------
NET ASSETS (100.0%)                                                      $149,329,338
                                                                         ============

                                 INVESTMENT ABBREVIATIONS
                             ADR = American Depository Receipt

 1 Non-income producing security.
 2 Illiquid security.
 3 Restricted security.
 4 Cost for federal income tax purposes is $153,906,201.


               See Accompanying Notes to Financial Statements.

CREDIT SUISSE WARBURG PINCUS MAJOR FOREIGN MARKETS FUND
SCHEDULE OF INVESTMENTS
April 30, 2001 (Unaudited)

                                                              NUMBER OF
                                                               SHARES         VALUE
                                                              ----------     -------
COMMON STOCKS (91.0%)
AUSTRALIA (0.9%)
AIRLINES (0.9%)
    Qantas Airways, Ltd.                                        347,000   $  476,749
                                                                          ----------
    TOTAL AUSTRALIA                                                          476,749
                                                                          ----------
CANADA (2.2%)
SEMICONDUCTOR EQUIPMENT & PRODUCTS (0.8%)
    C-MAC Industries, Inc.(1)                                    12,200      394,060
                                                                          ----------
SOFTWARE (1.4%)
    Descartes Systems Group, Inc.(1)                             35,300      689,238
                                                                          ----------
    TOTAL CANADA                                                           1,083,298
                                                                          ----------
DENMARK (3.5%)
COMMERCIAL SERVICES & SUPPLIES (1.6%)
    ISS AS                                                         13,650    794,520
                                                                          ----------
DIVERSIFIED TELECOMMUNICATIONS SERVICES (1.9%)
    Tele Danmark AS                                              25,194      957,686
                                                                          ----------
    TOTAL DENMARK                                                          1,752,206
                                                                          ----------
FINLAND (1.2%)
INSURANCE (1.2%)
    Sampo-Leonia Insurance                                       57,500      601,523
                                                                          ----------
    TOTAL FINLAND                                                            601,523
                                                                          ----------
FRANCE (11.7%)
BANKS (1.5%)
    BNP Paribas SA                                                8,700      772,840
                                                                          ----------
CONSTRUCTION & ENGINEERING (1.1%)
    Vinci                                                         9,425      551,477
                                                                          ----------
ELECTRICAL EQUIPMENT (0.8%)
    Alstom                                                         13,130    378,312
                                                                          ----------
ENERGY EQUIPMENT & SERVICES (0.7%)
    Coflexip SA ADR                                               5,000      363,750
                                                                          ----------
MEDIA (4.4%)
    Lagardere Groupe SCA                                         18,350    1,065,565
    Vivendi Universal SA                                         16,550    1,145,179
                                                                          ----------
                                                                           2,210,744
                                                                          ----------
METALS & MINING (1.2%)
    Pechiney SA Class A                                          11,595      609,576
                                                                          ----------
OIL & GAS (2.0%)
TotalFinaElf SA                                                   6,920    1,030,666
                                                                          ----------
    TOTAL FRANCE                                                           5,917,365
                                                                          ----------


                   See Accompanying Notes to Financial Statements.

CREDIT SUISSE WARBURG PINCUS MAJOR FOREIGN MARKETS FUND
SCHEDULE OF INVESTMENTS (CONT'D)
April 30, 2001 (Unaudited)


                                                              NUMBER OF
                                                               SHARES         VALUE
                                                              ----------     -------
COMMON STOCKS (CONT'D)
GERMANY (8.0%)
COMMERCIAL SERVICES & SUPPLIES (0.7%)
    Deutsche Post AG(1)                                          21,800   $  369,334
                                                                          ----------
DIVERSIFIED FINANCIALS (0.6%)
    Deutsche Boerse AG                                              955      305,642
                                                                          ----------
ELECTRIC UTILITIES (1.4%)
    RWE AG                                                       17,550      679,925
                                                                          ----------
INSURANCE (3.7%)
    Ergo Versicherungs Gruppe AG                                  5,425      803,672
    Muenchener Rueckversicherungs-Gesellschaft AG                 3,675    1,040,952
                                                                          ----------
                                                                           1,844,624
                                                                          ----------
SEMICONDUCTOR EQUIPMENT & PRODUCTS (1.6%)
    Infineon Technologies AG                                     18,550      805,828
                                                                          ----------
    TOTAL GERMANY                                                          4,005,353
                                                                          ----------
HONG KONG (5.3%)
BANKS (5.3%)
    Dah Sing Financial Group                                    110,400      601,616
    Guoco Group, Ltd.                                           358,700    2,074,290
                                                                          ----------
    TOTAL HONG KONG                                                        2,675,906
                                                                          ----------
ISRAEL (1.0%)
HEALTHCARE EQUIPMENT & SUPPLIES (1.0%)
    Card-Guard Scientific Survival, Ltd.(1)                      10,000      524,547
                                                                          ----------
    TOTAL ISRAEL                                                             524,547
                                                                          ----------
ITALY (4.2%)
ENERGY EQUIPMENT & SERVICES (0.8%)
    Saipem SpA                                                   63,100      413,965
                                                                          ----------
INSURANCE (1.4%)
    Riunione Adriatica di Sicurta SpA                            52,500      691,175
                                                                          ----------
TRANSPORTATION INFRASTRUCTURE (2.0%)
    Concessioni e Costruzioni Autostrade SpA                    161,900      997,549
                                                                          ----------
    TOTAL ITALY                                                            2,102,689
                                                                          ----------
JAPAN (17.2%)
BEVERAGES (1.0%)
    Asahi Breweries, Ltd.                                        44,000      492,945
                                                                          ----------
DIVERSIFIED FINANCIALS (3.6%)
    Daiwa Securities Group, Ltd.                                 54,000      611,972
    Nomura Securities Co., Ltd.                                  29,000      612,701
    Orix Corp.                                                    7,000      611,406
                                                                          ----------
                                                                           1,836,079
                                                                          ----------
ELECTRICAL EQUIPMENT (0.7%)
    Furukawa Electric Co., Ltd.                                  30,000      358,198
                                                                          ----------


                   See Accompanying Notes to Financial Statements.

CREDIT SUISSE WARBURG PINCUS MAJOR FOREIGN MARKETS FUND
SCHEDULE OF INVESTMENTS (CONT'D)
April 30, 2001 (Unaudited)


                                                              NUMBER OF
                                                               SHARES         VALUE
                                                              ----------     -------
COMMON STOCKS (CONT'D)
JAPAN (CONT'D)
ELECTRONIC EQUIPMENT & INSTRUMENTS (2.0%)
    TDK Corp.                                                     17,400 $ 1,011,309
                                                                          ----------
HOUSEHOLD DURABLES (2.8%)
    Sega Corp.(1)                                                 45,100     923,649
    Sony Corp.                                                     6,800     508,617
                                                                          ----------
                                                                           1,432,266
                                                                          ----------
LEISURE EQUIPMENT & PRODUCTS (1.1%)
    Nintendo Co., Ltd.                                            3,500      563,808
                                                                          ----------
MEDIA (0.4%)
    Avex, Inc.                                                    2,800      214,190
                                                                          ----------
OFFICE ELECTRONICS (1.2%)
    Canon, Inc.                                                  15,000      588,902
                                                                          ----------
REAL ESTATE (1.0%)
    Mitsui Fudosan Co., Ltd.                                     49,000      485,895
                                                                          ----------
SEMICONDUCTOR EQUIPMENT & PRODUCTS (0.5%)
    Tokyo Electron, Ltd.                                          3,600      262,274
                                                                          ----------
SOFTWARE (1.4%)
    Konami Corp.                                                 14,400      691,237
                                                                          ----------
WIRELESS TELECOMMUNICATIONS SERVICES (1.5%)
    NTT DoCoMo, Inc.                                                 37      760,756
                                                                          ----------
    TOTAL JAPAN                                                            8,697,859
                                                                          ----------
NETHERLANDS (6.2%)
FOOD & DRUG RETAILING (2.5%)
    Koninklijke Ahold NV                                         40,400    1,253,579
                                                                          ----------
HOUSEHOLD DURABLES (2.0%)
    Koninklijke (Royal) Philips Electronics NV                   34,693    1,018,365
                                                                          ----------
MACHINERY (0.8%)
    IHC Caland NV                                                 8,865      408,681
                                                                          ----------
OIL & GAS (0.9%)
    Royal Dutch Petroleum Co.                                     8,000      478,027
                                                                          ----------
    TOTAL NETHERLANDS                                                      3,158,652
                                                                          ----------
NORWAY (0.9%)
BANKS (0.9%)
    Den Norske Bank Asa                                         105,500      463,049
                                                                          ----------
    TOTAL NORWAY                                                             463,049
                                                                          ----------
PORTUGAL (1.1%)
DIVERSIFIED TELECOMMUNICATIONS SERVICES (1.1%)
    Portugal Telecom SGPS SA                                     57,467      557,363
                                                                          ----------
    TOTAL PORTUGAL                                                           557,363
                                                                          ----------


                   See Accompanying Notes to Financial Statements.

CREDIT SUISSE WARBURG PINCUS MAJOR FOREIGN MARKETS FUND
SCHEDULE OF INVESTMENTS (CONT'D)
April 30, 2001 (Unaudited)


                                                              NUMBER OF
                                                               SHARES         VALUE
                                                              ----------     -------
COMMON STOCKS (CONT'D)
SINGAPORE (5.2%)
BANKS (1.8%)
    Overseas Union Bank, Ltd.                                   227,000   $  884,825
                                                                          ----------
ELECTRONIC EQUIPMENT & INSTRUMENTS (2.1%)
    Flextronics International, Ltd.                              22,400      602,336
    Venture Manufacturing, Ltd.                                  65,000      453,200
                                                                          ----------
                                                                           1,055,536
                                                                          ----------
MARINE (1.3%)
    Neptune Orient Lines, Ltd.(1)                               765,000      634,179
                                                                          ----------
    TOTAL SINGAPORE                                                        2,574,540
                                                                          ----------
SPAIN (1.4%)
ELECTRIC UTILITIES (1.4%)
    Union Electrica Fenosa SA                                    36,200      683,903
                                                                          ----------
    TOTAL SPAIN                                                              683,903
                                                                          ----------
SWEDEN (2.5%)
AUTO COMPONENTS (1.1%)
    Autoliv, Inc.                                                  26,700    532,907
                                                                          ----------
BANKS (1.4%)
    Nordea AB                                                   114,500      691,167
                                                                          ----------
    TOTAL SWEDEN                                                           1,224,074
                                                                          ----------
SWITZERLAND (1.5%)
BANKS (1.1%)
    UBS AG                                                        3,665      557,726
                                                                          ----------
PHARMACEUTICALS (0.4%)
    Roche Holding AG                                                 31      222,650
                                                                          ----------
    TOTAL SWITZERLAND                                                        780,376
                                                                          ----------
UNITED KINGDOM (17.0%)
AEROSPACE & DEFENSE (1.4%)
    BAE Systems PLC                                             144,953      686,500
                                                                          ----------
BANKS (2.9%)
    Lloyds TSB Group PLC                                         90,500      940,739
    Royal Bank of Scotland Group PLC                             22,700      525,845
                                                                          ----------
                                                                           1,466,584
                                                                          ----------
ELECTRIC UTILITIES (1.6%)
    International Power PLC(1)                                  189,700      816,315
                                                                          ----------
ELECTRONIC EQUIPMENT & INSTRUMENTS (1.2%)
    Firstgroup PLC                                              150,600      620,587
                                                                          ----------
MEDIA (2.9%)
    Reed International PLC                                      145,400    1,441,726
                                                                          ----------


                   See Accompanying Notes to Financial Statements.

CREDIT SUISSE WARBURG PINCUS MAJOR FOREIGN MARKETS FUND
SCHEDULE OF INVESTMENTS (CONT'D)
April 30, 2001 (Unaudited)


                                                              NUMBER OF
                                                               SHARES         VALUE
                                                              ----------     -------
COMMON STOCKS (CONT'D)
UNITED KINGDOM (CONT'D)
PHARMACEUTICALS (5.2%)
    Astrazeneca Group PLC                                        22,200  $ 1,033,607
    GlaxoSmithKline PLC                                          60,211    1,591,211
                                                                          ----------
                                                                           2,624,818
                                                                          ----------
ROAD & RAIL (0.2%)
    Railtrack Group PLC                                          14,877      104,303
                                                                          ----------
WIRELESS TELECOMMUNICATIONS SERVICES (1.6%)
    Vodafone Group PLC                                          266,362      808,919
                                                                          ----------
    TOTAL UNITED KINGDOM                                                   8,569,752
                                                                          ----------
TOTAL COMMON STOCKS (Cost $42,730,300)                                    45,849,204
                                                                          ----------
PREFERRED STOCK (1.2%)
GERMANY (1.2%)
INSURANCE (1.2%)
    Marschollek, Lautenschlaeger und Partner AG (Cost $318,703)   5,325      590,109
                                                                          ----------

                                                                  PAR
                                                                  ---
SHORT-TERM INVESTMENT (1.3%)
    State Street Bank and Trust Co. Euro Time Deposit            $674,000    674,000
     (Cost $674,000)
                                                                          ----------
TOTAL INVESTMENTS AT VALUE (93.5%) (Cost $43,723,003(2))                  47,113,313
OTHER ASSETS IN EXCESS OF LIABILITIES (6.5%)                               3,272,505
                                                                          ----------
NET ASSETS (100.0%)                                                      $50,385,818
                                                                         ===========


                            INVESTMENT ABBREVIATIONS
                        ADR = American Depository Receipt
--------------------------------------------------------------------------------
 (1) Non-income producing security.
 (2) Cost for federal income tax purposes is $43,888,144.

                   See Accompanying Notes to Financial Statements.

CREDIT SUISSE WARBURG PINCUS INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS
April 30, 2001 (Unaudited)

                                                              NUMBER OF
                                                               SHARES         VALUE
                                                              ----------     -------
COMMON STOCKS (83.1%)
ARGENTINA (0.4%)
DIVERSIFIED TELECOMMUNICATIONS SERVICES (0.4%)
    Telecom Argentina Stet SA ADR                               173,000  $ 2,724,750
                                                                         -----------
    TOTAL ARGENTINA                                                        2,724,750
                                                                         -----------
AUSTRALIA (0.9%)
AIRLINES (0.9%)
    Qantas Airways, Ltd.                                      4,293,400    5,898,777
                                                                         -----------
    TOTAL AUSTRALIA                                                        5,898,777
                                                                         -----------
BRAZIL (0.6%)
DIVERSIFIED TELECOMMUNICATIONS SERVICES (0.6%)
    Embratel Participacoes SA ADR                               391,700    3,552,719
                                                                         -----------
    TOTAL BRAZIL                                                           3,552,719
                                                                         -----------
CANADA (5.9%)
DIVERSIFIED TELECOMMUNICATIONS SERVICES (1.2%)
    AXXENT, Inc. Class B(1)                                   1,856,700       48,336
    BCE, Inc.                                                   303,300    7,578,157
                                                                         -----------
                                                                           7,626,493
                                                                         -----------
INTERNET SOFTWARE & SERVICES (0.7%)
    Wysdom, Inc.(1)                                           1,095,762    4,163,896
                                                                         -----------
MEDIA (0.7%)
    Rogers Communications, Inc. Class B                         335,100    4,359,737
                                                                         -----------
SEMICONDUCTOR EQUIPMENT & PRODUCTS (1.5%)
    C-MAC Industries, Inc.(1)                                   299,400    9,670,620
                                                                         -----------
SOFTWARE (1.8%)
    Descartes Systems Group, Inc.(1)                            590,691   11,533,329
                                                                         -----------
    TOTAL CANADA                                                          37,354,075
                                                                         -----------
DENMARK (3.6%)
COMMERCIAL SERVICES & SUPPLIES (1.1%)
    ISS AS                                                      115,000    6,693,758
                                                                         -----------
DIVERSIFIED TELECOMMUNICATIONS SERVICES (2.5%)
    Tele Danmark AS                                             411,600   15,645,933
                                                                         -----------
    TOTAL DENMARK                                                         22,339,691
                                                                         -----------
FRANCE (12.2%)
BANKS (1.5%)
    BNP Paribas SA                                              109,600    9,736,004
                                                                         -----------
CONSTRUCTION & ENGINEERING (1.8%)
    Vinci                                                       192,900   11,287,002
                                                                         -----------
ELECTRICAL EQUIPMENT (1.0%)
    Alstom                                                      222,845    6,420,794
                                                                         -----------


                   See Accompanying Notes to Financial Statements.

CREDIT SUISSE WARBURG PINCUS INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS (CONT'D)
April 30, 2001 (Unaudited)


                                                              NUMBER OF
                                                               SHARES         VALUE
                                                              ----------     -------
COMMON STOCKS (CONT'D)
FRANCE (CONT'D)
ENERGY EQUIPMENT & SERVICES (0.5%)
    Coflexip SA                                                  20,300  $ 2,987,491
                                                                         -----------
MEDIA (4.5%)
    Lagardere Groupe SCA                                        270,400   15,701,836
    Vivendi Universal SA                                        187,000   12,939,484
                                                                         -----------
                                                                          28,641,320
                                                                         -----------
METALS & MINING (1.2%)
    Pechiney SA Class A                                         145,731    7,661,417
                                                                         -----------
OIL & GAS (1.7%)
    TotalFinaElf SA                                              70,507   10,501,322
                                                                         -----------
    TOTAL FRANCE                                                          77,235,350
                                                                         -----------
GERMANY (5.4%)
COMMERCIAL SERVICES & SUPPLIES (0.2%)
    Deutsche Post AG(1)                                          72,400    1,226,596
                                                                         -----------
ELECTRIC UTILITIES (1.7%)
    RWE AG                                                     280,900    10,882,674
                                                                         -----------
HEALTHCARE PROVIDERS & SERVICES (0.7%)
    Fresenius Medical Care AG                                   170,000    4,199,000
                                                                         -----------
INSURANCE (2.8%)
    Hannover Rueckversicherungs AG                               88,740    6,254,448
    Muenchener Rueckversicherungs-Gesellschaft AG                40,300   11,415,064
                                                                         -----------
                                                                          17,669,512
                                                                         -----------
    TOTAL GERMANY                                                         33,977,782
                                                                         -----------
HONG KONG (0.1%)
BANKS (0.1%)
    Guoco Group, Ltd.                                            57,000      329,620
                                                                         -----------
    TOTAL HONG KONG                                                          329,620
                                                                         -----------
INDIA (0.1%)
BANKS (0.0%)
    State Bank of India, Ltd.                                       400        1,794
                                                                         -----------
IT CONSULTING & SERVICES (0.1%)
    NIIT, Ltd.                                                  110,300      894,200
                                                                         -----------
METALS & MINING (0.0%)
    Hindalco Industries, Ltd.                                        10          173
                                                                         -----------
OIL & GAS (0.0%)
    Reliance Industries, Ltd.                                     5,853       42,869
                                                                         -----------
    TOTAL INDIA                                                              939,036
                                                                         -----------


                   See Accompanying Notes to Financial Statements.

CREDIT SUISSE WARBURG PINCUS INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS (CONT'D)
April 30, 2001 (Unaudited)


                                                              NUMBER OF
                                                               SHARES         VALUE
                                                              ----------     -------
COMMON STOCKS (CONT'D)
ISRAEL (0.5%)
HEALTHCARE EQUIPMENT & SUPPLIES (0.5%)
    Card-Guard Scientific Survival, Ltd.(1)                      65,700  $ 3,446,274
                                                                         -----------
    TOTAL ISRAEL                                                           3,446,274
                                                                         -----------
ITALY (4.0%)
ENERGY EQUIPMENT & SERVICES (0.8%)
    Saipem SpA                                                  769,500    5,048,273
                                                                         -----------
INSURANCE (1.5%)
    Riunione Adriatica di Sicurta SpA                           717,060    9,440,270
                                                                         -----------
TRANSPORTATION INFRASTRUCTURE (1.7%)
    Concessioni e Costruzioni Autostrade SpA                  1,738,600   10,712,404
                                                                         -----------
    TOTAL ITALY                                                           25,200,947
                                                                         -----------
JAPAN (16.2%)
BEVERAGES (1.0%)
    Asahi Breweries, Ltd.                                       560,000    6,273,849
                                                                         -----------
DIVERSIFIED FINANCIALS (3.5%)
    Daiwa Securities Group, Ltd.                                656,000    7,434,330
    Nomura Securities Co., Ltd.                                 354,000    7,479,175
    Orix Corp.                                                   86,400    7,546,492
                                                                         -----------
                                                                          22,459,997
                                                                         -----------
ELECTRICAL EQUIPMENT (0.7%)
    Furukawa Electric Co., Ltd.                                 366,000    4,370,016
                                                                         -----------
ELECTRONIC EQUIPMENT & INSTRUMENTS (1.9%)
    TDK Corp.                                                   211,100   12,269,380
                                                                         -----------
HOUSEHOLD DURABLES (2.8%)
    Sega Corp.(1)                                              564,000    11,550,734
    Sony Corp.                                                   84,200    6,297,875
                                                                         -----------
                                                                          17,848,609
                                                                         -----------
LEISURE EQUIPMENT & PRODUCTS (1.1%)
    Nintendo Co., Ltd.                                           42,300    6,814,020
                                                                         -----------
OFFICE ELECTRONICS (1.2%)
    Canon, Inc.                                                 191,000    7,498,684
                                                                         -----------
REAL ESTATE (0.9%)
    Mitsui Fudosan Co., Ltd.                                    601,000    5,959,647
                                                                         -----------
SEMICONDUCTOR EQUIPMENT & PRODUCTS (0.5%)
    Tokyo Electron, Ltd.                                         46,100    3,358,562
                                                                         -----------
SOFTWARE (1.2%)
    Konami Corp.                                                162,700    7,810,021
                                                                         -----------
WIRELESS TELECOMMUNICATIONS SERVICES (1.4%)
    NTT DoCoMo, Inc.                                                419    8,615,048
                                                                         -----------
    TOTAL JAPAN                                                          103,277,833
                                                                         -----------


                   See Accompanying Notes to Financial Statements.

CREDIT SUISSE WARBURG PINCUS INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS (CONT'D)
April 30, 2001 (Unaudited)


                                                              NUMBER OF
                                                               SHARES         VALUE
                                                              ----------     -------
COMMON STOCKS (CONT'D)
MEXICO (0.6%)
MEDIA (0.6%)
    Grupo Televisa SA de CV GDR1                                 95,750  $ 3,641,373
                                                                         -----------
    TOTAL MEXICO                                                           3,641,373
                                                                         -----------
NETHERLANDS (4.2%)
FOOD & DRUG RETAILING (1.4%)
    Koninklijke Ahold NV                                        284,300    8,821,600
                                                                         -----------
HOUSEHOLD DURABLES (2.0%)
    Koninklijke (Royal) Philips Electronics NV                  438,300   12,865,691
                                                                         -----------
MACHINERY (0.8%)
    IHC Caland NV                                               108,610    5,006,977
                                                                         -----------
    TOTAL NETHERLANDS                                                     26,694,268
                                                                         -----------
NORWAY (1.0%)
BANKS (1.0%)
    Den Norske Bank Asa                                       1,391,770    6,108,608
                                                                         -----------
    TOTAL NORWAY                                                           6,108,608
                                                                         -----------
PORTUGAL (1.0%)
DIVERSIFIED TELECOMMUNICATIONS SERVICES (1.0%)
    Portugal Telecom SGPS SA                                    640,900    6,215,986
                                                                         -----------
    TOTAL PORTUGAL                                                         6,215,986
                                                                         -----------
SINGAPORE (3.3%)
BANKS (1.3%)
    Overseas Union Bank, Ltd.                                 2,149,288    8,377,726
                                                                         -----------
ELECTRONIC EQUIPMENT & INSTRUMENTS (0.9%)
    Flextronics International, Ltd.                             222,800    5,991,092
    Venture Manufacturing, Ltd.                                     300        2,092
                                                                         -----------
                                                                           5,993,184
                                                                         -----------
MARINE (1.1%)
    Neptune Orient Lines, Ltd.(1)                            8,459,000     7,012,440
                                                                         -----------
    TOTAL SINGAPORE                                                       21,383,350
                                                                         -----------
SOUTH KOREA (2.2%)
BANKS (0.5%)
    Kookmin Bank                                                274,800    3,255,033
                                                                         -----------
SEMICONDUCTOR EQUIPMENT & PRODUCTS (1.7%)
    Samsung Electronics Co.                                      62,800   10,919,663
                                                                         -----------
    TOTAL SOUTH KOREA                                                     14,174,696
                                                                         -----------
SPAIN (1.2%)
ELECTRIC UTILITIES (1.2%)
    Union Electrica Fenosa SA                                   398,000    7,519,154
                                                                         -----------
    TOTAL SPAIN                                                            7,519,154
                                                                         -----------


                   See Accompanying Notes to Financial Statements.

CREDIT SUISSE WARBURG PINCUS INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS (CONT'D)
April 30, 2001 (Unaudited)

                                                              NUMBER OF
                                                               SHARES         VALUE
                                                              ----------     -------
COMMON STOCKS (CONT'D)
SWEDEN (1.9%)
AUTO COMPONENTS (0.5%)
    Autoliv, Inc.                                            169,500     $ 3,383,059
                                                                         -----------
BANKS (1.4%)
    Nordea AB                                                 1,466,000    8,849,356
                                                                         -----------
    TOTAL SWEDEN                                                          12,232,415
                                                                         -----------
SWITZERLAND (1.5%)
BANKS (1.1%)
    UBS AG                                                       46,100    7,015,327
                                                                         -----------
PHARMACEUTICALS (0.4%)
    Roche Holding AG                                                385    2,765,170
                                                                         -----------
    TOTAL SWITZERLAND                                                      9,780,497
                                                                         -----------
TAIWAN (1.2%)
COMPUTERS & PERIPHERALS (0.4%)
    Asustek Computer, Inc.(1)                                   550,000    2,498,212
                                                                         -----------
SEMICONDUCTOR EQUIPMENT & PRODUCTS (0.8%)
    Siliconware Precision Industries Co.(1)                         540          420
    United Microelectronics Corp.(1)                          3,100,000    4,944,773
                                                                         -----------
                                                                           4,945,193
                                                                         -----------
    TOTAL TAIWAN                                                           7,443,405
                                                                         -----------
UNITED KINGDOM (15.1%)
AEROSPACE & DEFENSE (1.3%)
    BAE Systems PLC                                           1,707,965    8,088,946
                                                                         -----------
BANKS (2.3%)
    Lloyds TSB Group PLC                                        742,900    7,722,377
    Royal Bank of Scotland Group PLC                            284,100    6,581,170
                                                                         -----------
                                                                          14,303,547
                                                                         -----------
ELECTRIC UTILITIES (1.4%)
    International Power PLC1                                  2,049,000    8,817,239
                                                                         -----------
ELECTRONIC EQUIPMENT & INSTRUMENTS (1.4%)
    Invensys PLC                                              4,350,000    9,118,258
                                                                         -----------
MEDIA (2.6%)
    Reed International PLC                                    1,667,700   16,536,217
                                                                         -----------
PHARMACEUTICALS (4.9%)
    Astrazeneca Group PLC                                       245,800   11,444,173
    GlaxoSmithKline PLC                                         752,009   19,873,526
                                                                         -----------
                                                                          31,317,699
                                                                         -----------
ROAD & RAIL (0.2%)
    Railtrack Group PLC                                         216,999    1,521,384
                                                                         -----------


                   See Accompanying Notes to Financial Statements.

CREDIT SUISSE WARBURG PINCUS INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS (CONT'D)
April 30, 2001 (Unaudited)


                                                              NUMBER OF
                                                               SHARES         VALUE
                                                              ----------     -------
COMMON STOCKS (CONT'D)
UNITED KINGDOM (CONT'D)
WIRELESS TELECOMMUNICATIONS SERVICES (1.0%)
    Vodafone Group PLC                                        2,063,345  $ 6,266,204
                                                                         -----------
    TOTAL UNITED KINGDOM                                                  95,969,494
                                                                         -----------
TOTAL COMMON STOCKS (Cost $547,147,218)                                  527,440,100
                                                                         -----------
PREFERRED STOCKS (3.3%)
BRAZIL (0.7%)
DIVERSIFIED TELECOMMUNICATIONS SERVICES (0.7%)
    Tele Norte Leste Participacoes SA ADR                       261,700    4,574,516
                                                                         -----------
    TOTAL BRAZIL                                                           4,574,516
                                                                         -----------
GERMANY (2.6%)
HEALTHCARE PROVIDERS & SERVICES (1.2%)
    Fresenius Medical Care AG ADR                               472,999    7,544,334
                                                                         -----------
INSURANCE (1.4%)
    Marschollek, Lautenschlaeger und Partner AG                  81,600    9,042,794
                                                                         -----------
    TOTAL GERMANY                                                         16,587,128
                                                                         -----------
TOTAL PREFERRED STOCKS (Cost $20,094,539)                                 21,161,644
                                                                         -----------
                                                                  PAR
                                                                  ---
SHORT-TERM INVESTMENT (13.7%)
    State Street Bank and Trust Co. Euro Time Deposit        $86,661,000  86,661,000
     (Cost $86,661,000)                                                  -----------
TOTAL INVESTMENTS AT VALUE (100.1%) (Cost $653,902,757(2))               635,262,744
LIABILITIES IN EXCESS OF OTHER ASSETS (0.1%)                                (622,009)
                                                                         -----------
NET ASSETS (100.0%)                                                     $634,640,735
                                                                        ============


                            INVESTMENT ABBREVIATIONS
                        ADR = American Depository Receipt
                        GDR = Global Depository Receipt
--------------------------------------------------------------------------------
 (1) Non-income producing security.
 (2) Also cost for federal income tax purposes.

                   See Accompanying Notes to Financial Statements.

CREDIT SUISSE WARBURG PINCUS INTERNATIONAL SMALL COMPANY FUND
SCHEDULE OF INVESTMENTS
April 30, 2001 (Unaudited)

                                                             NUMBER OF
                                                               SHARES      VALUE
                                                             ---------     -----
COMMON STOCKS (82.1%)
AUSTRALIA (0.7%)
SOFTWARE (0.7%)
    Open Telecommunications, Ltd.(1)                          872,000   $  316,216
                                                                        ----------
    TOTAL AUSTRALIA                                                        316,216
                                                                        ----------
BRAZIL (0.9%)
WIRELESS TELECOMMUNICATIONS SERVICES (0.9%)
    Celular CRT Participacoes SA(1)                           800,000      368,294
                                                                        ----------
    TOTAL BRAZIL                                                           368,294
                                                                        ----------
CANADA (2.9%)
DIVERSIFIED TELECOMMUNICATIONS SERVICES (0.0%)
    AXXENT, Inc. Class B(1)                                    90,000        2,343
                                                                        ----------
INTERNET SOFTWARE & SERVICES (0.8%)
    Wysdom, Inc.(1)                                            87,000      330,600
                                                                        ----------
SOFTWARE (2.1%)
    Descartes Systems Group, Inc.(1)                           45,200      882,537
                                                                        ----------
    TOTAL CANADA                                                         1,215,480
                                                                        ----------
FRANCE (3.3%)
COMPUTERS & PERIPHERALS (0.3%)
    Infovista SA(1)                                            15,500      123,673
                                                                        ----------
ELECTRICAL EQUIPMENT (1.1%)
    Pinguely-Haulotte                                          22,100      472,185
                                                                        ----------
ELECTRONIC EQUIPMENT & INSTRUMENTS (0.4%)
    Neopost SA(1)                                               7,700      184,313
                                                                        ----------
MEDIA (0.8%)
    Ipsos SA                                                    4,600      354,389
                                                                        ----------
WIRELESS TELECOMMUNICATIONS SERVICES (0.7%)
    Genesys(1)                                                 13,100      314,153
                                                                        ----------
    TOTAL FRANCE                                                         1,448,713
                                                                        ----------
GERMANY (4.3%)
ELECTRICAL EQUIPMENT (1.3%)
    Lambda Physik AG(1)                                         8,425      545,249
                                                                        ----------
ELECTRONIC EQUIPMENT & INSTRUMENTS (0.9%)
    Techem AG(1)                                               13,300      369,651
                                                                        ----------
MACHINERY (2.1%)
    Jenoptik AG                                                20,000      514,375
    Technotrans AG                                              3,307      381,136
                                                                        ----------
                                                                           895,511
                                                                        ----------
    TOTAL GERMANY                                                        1,810,411
                                                                        ----------

               See Accompanying Notes to Financial Statements.

CREDIT SUISSE WARBURG PINCUS INTERNATIONAL SMALL COMPANY FUND
SCHEDULE OF INVESTMENTS (CONT'D)
April 30, 2001 (Unaudited)

                                                              NUMBER OF
                                                                SHARES     VALUE
                                                              ---------    -----
COMMON STOCKS (CONT'D)
ISRAEL (3.5%)
HEALTHCARE EQUIPMENT & SUPPLIES (3.5%)
    Card-Guard Scientific Survival, Ltd.(1)                    22,500   $ 1,180,231
    SHL Telemedicine, Ltd.(1)                                  22,000       304,353
                                                                        -----------
    TOTAL ISRAEL                                                          1,484,584
                                                                        -----------
ITALY (6.8%)
AUTOMOBILES (1.2%)
    Ducati Motor Holding SpA(1)                               315,000       495,691
                                                                        -----------
BANKS (0.9%)
    Credito Emiliano SpA                                      113,500       364,256
                                                                        -----------
MEDIA (1.8%)
    Cairo Communications SpA(1)                                21,000       748,424
                                                                        -----------
PHARMACEUTICALS (1.8%)
    Recordati SpA                                              67,800       769,382
                                                                        -----------
REAL ESTATE (1.1%)
    Beni Stabili SpA                                          920,650       465,234
                                                                        -----------
    TOTAL ITALY                                                           2,842,987
                                                                        -----------
JAPAN (16.4%)
AIR FREIGHT & COURIERS (0.8%)
    Yusen Air & Sea Service Co., Ltd.                          29,000       359,169
                                                                        -----------
BANKS (1.1%)
    Aeon Credit Service Co., Ltd.                               8,500       458,939
                                                                        -----------
COMMERCIAL SERVICES & SUPPLIES (4.8%)
    Drake Beam Morin-Japan, Inc.                               11,000       843,243
    Omega Project Co., Ltd.                                   160,000       349,698
    Venture Link Co., Ltd.                                     10,000       647,590
    Weathernews, Inc.(1)                                       15,000       208,848
                                                                        -----------
                                                                          2,049,379
                                                                        -----------
COMMUNICATIONS EQUIPMENT (1.0%)
    Yokowo Co., Ltd.                                           40,000       418,667
                                                                        -----------
COMPUTERS & PERIPHERALS (1.0%)
    Geomatec Co., Ltd.                                         29,000       420,205
                                                                        -----------
ELECTRONIC EQUIPMENT & INSTRUMENTS (1.3%)
    ANRITSU Corp.                                              18,000       288,355
    Micronics Japan Co., Ltd.                                  22,000       270,692
                                                                        -----------
                                                                            559,047
                                                                        -----------
FOOD & DRUG RETAILING (1.4%)
    C Two-Network Co., Ltd.                                     8,400       582,054
                                                                        -----------
HOTELS RESTAURANTS & LEISURE (1.0%)
    H.I.S. Co., Ltd.                                           17,500       422,147
                                                                        -----------

               See Accompanying Notes to Financial Statements.

CREDIT SUISSE WARBURG PINCUS INTERNATIONAL SMALL COMPANY FUND
SCHEDULE OF INVESTMENTS (CONT'D)
April 30, 2001 (Unaudited)

                                                              NUMBER OF
                                                                SHARES     VALUE
                                                              ---------    -----
COMMON STOCKS (CONT'D)
JAPAN (CONT'D)
HOUSEHOLD DURABLES (1.7%)
    Sega Corp.(1)                                              35,000   $  716,801
                                                                        ----------
IT CONSULTING & SERVICES (1.0%)
    Meitec Corp.                                               11,400      415,267
                                                                        ----------
TRADING COMPANIES & DISTRIBUTORS (1.3%)
    Misumi Corp.                                               10,000      574,736
                                                                        ----------
    TOTAL JAPAN                                                          6,976,411
                                                                        ----------
NETHERLANDS (3.9%)
CONSTRUCTION & ENGINEERING (3.9%)
    Fugro NV                                                   11,000      697,270
    Koninklijke Boskalis Westminster NV                        33,000      972,765
                                                                        ----------
    TOTAL NETHERLANDS                                                    1,670,035
                                                                        ----------
SINGAPORE (3.2%)
HEALTHCARE PROVIDERS & SERVICES (0.9%)
    Parkway Holdings, Ltd.                                    696,000      378,284
                                                                        ----------
REAL ESTATE (1.4%)
    Singapore Exchange, Ltd.                                  866,000      580,031
                                                                        ----------
ROAD & RAIL (0.9%)
    Delgro Corp., Ltd.                                        125,000      387,732
                                                                        ----------
    TOTAL SINGAPORE                                                      1,346,047
                                                                        ----------
SOUTH KOREA (1.6%)
HOUSEHOLD DURABLES (1.6%)
    Hankuk Electric Glass Co., Ltd.                            10,900      667,076
                                                                        ----------
    TOTAL SOUTH KOREA                                                      667,076
                                                                        ----------
SPAIN (10.0%)
DIVERSIFIED FINANCIALS (0.8%)
    Dinamia Capital Privado Sociedad de Capital Riesgo SA(1)   28,700      338,404
                                                                        ----------
ENERGY EQUIPMENT & SERVICES (2.3%)
    Abengoa SA                                                 16,495      463,569
    Grupo Auxiliar Metalurgico SA(1)                           22,800      535,653
                                                                        ----------
                                                                           999,222
                                                                        ----------
HOTELS RESTAURANTS & LEISURE (3.0%)
    NH Hoteles SA                                              96,000    1,275,779
                                                                        ----------
IT CONSULTING & SERVICES (2.2%)
    Indra Sistemas SA                                          95,750      943,944
                                                                        ----------
SPECIALTY RETAIL (0.3%)
    Aldeasa SA                                                  5,824      116,173
                                                                        ----------

               See Accompanying Notes to Financial Statements.

CREDIT SUISSE WARBURG PINCUS INTERNATIONAL SMALL COMPANY FUND
SCHEDULE OF INVESTMENTS (CONT'D)
April 30, 2001 (Unaudited)

                                                              NUMBER OF
                                                                SHARES     VALUE
                                                              ---------    -----
COMMON STOCKS (CONT'D)
SPAIN (CONT'D)
TRADING COMPANIES & DISTRIBUTORS (1.4%)
    Azkoyen SA                                                 75,400   $  612,307
                                                                        ----------
    TOTAL SPAIN                                                          4,285,829
                                                                        ----------
SWEDEN (3.2%)
ELECTRONIC EQUIPMENT & INSTRUMENTS (0.9%)
    Micronic Laser System AB(1)                                19,700      391,275
                                                                        ----------
IT CONSULTING & SERVICES (0.8%)
    Proffice AB                                                95,200      322,554
                                                                        ----------
REAL ESTATE (1.5%)
    Kungsleden AB                                              83,000      642,438
                                                                        ----------
    TOTAL SWEDEN                                                         1,356,267
                                                                        ----------
SWITZERLAND (2.3%)
COMPUTERS & PERIPHERALS (2.3%)
    Logitech International SA(1)                                3,240      989,838
                                                                        ----------
    TOTAL SWITZERLAND                                                      989,838
                                                                        ----------
UNITED KINGDOM (19.1%)
COMMERCIAL SERVICES & SUPPLIES (2.1%)
    Nestor Healthcare Group PLC                               105,000      890,149
                                                                        ----------
COMPUTERS & PERIPHERALS (0.4%)
    Marlborough Stirling PLC(1)                                72,500      190,871
                                                                        ----------
DIVERSIFIED FINANCIALS (0.5%)
    Insignia Solutions, Inc. ADR(1)                            57,800      228,888
                                                                        ----------
DIVERSIFIED TELECOMMUNICATIONS SERVICES (3.0%)
    Genetix Group PLC(1)                                      189,000      558,428
    Skyepharma PLC(1)                                         575,000      740,449
                                                                        ----------
                                                                         1,298,877
                                                                        ----------
ELECTRONIC EQUIPMENT & INSTRUMENTS (3.6%)
    Aggreko PLC                                               140,000      923,451
    Firstgroup PLC                                            154,000      634,597
                                                                        ----------
                                                                         1,558,048
                                                                        ----------
HOUSEHOLD DURABLES (1.3%)
    Mentmore Abbey PLC                                        301,200      549,478
                                                                        ----------
HOUSEHOLD PRODUCTS (1.6%)
    MFI Furniture Group PLC                                   439,000      694,084
                                                                        ----------
MEDIA (4.1%)
    Eyretel PLC(1)                                            210,800      227,721
    Incepta Group PLC                                         631,000      726,792
    Informa Group PLC                                         108,900      779,081
                                                                        ----------
                                                                         1,733,594
                                                                        ----------

               See Accompanying Notes to Financial Statements.

CREDIT SUISSE WARBURG PINCUS INTERNATIONAL SMALL COMPANY FUND
SCHEDULE OF INVESTMENTS (CONT'D)
April 30, 2001 (Unaudited)

                                                              NUMBER OF
                                                                SHARES     VALUE
                                                              ---------    -----
COMMON STOCKS (CONT'D)
UNITED KINGDOM (CONT'D)
SOFTWARE (1.4%)
    iSOFT Group PLC                                            85,000   $  284,590
    Orchestream Holdings PLC(1)                               172,500      333,202
                                                                        ----------
                                                                           617,792
                                                                        ----------
SPECIALTY RETAIL (1.1%)
    Hit Entertainment PLC                                     102,000      488,911
                                                                        ----------
    TOTAL UNITED KINGDOM                                                 8,250,692
                                                                        ----------
TOTAL COMMON STOCKS (Cost $39,427,902)                                  35,028,880
                                                                        ----------
PREFERRED STOCKS (2.3%)
GERMANY (2.3%)
ELECTRONIC EQUIPMENT & INSTRUMENTS (0.6%)
    Sartorius AG                                               44,400      251,922
                                                                        ----------
INSURANCE (1.7%)
    Marschollek, Lautenschlaeger und Partner AG                 6,540      724,753
                                                                        ----------
    TOTAL GERMANY                                                          976,675
                                                                        ----------
TOTAL PREFERRED STOCKS (Cost $575,689)                                     976,675
                                                                        ----------
WARRANT (0.0%)
UNITED KINGDOM (0.0%)
SOFTWARE (0.0%)
    Insignia Solutions, Inc. (Cost $0)(1),(2)                  28,900            0
                                                                        ----------

                                                                PAR
                                                                ---
SHORT-TERM INVESTMENT (14.9%)
    State Street Bank and Trust Co. Euro Time Deposit
     (Cost $6,345,000)                                       $6,345,000    6,345,000
                                                                         -----------
TOTAL INVESTMENTS AT VALUE (99.3%) (Cost $46,348,591(3))                  42,350,555
OTHER ASSETS IN EXCESS OF LIABILITIES (0.7%)                                 317,669
                                                                         -----------
NET ASSETS (100.0%)                                                      $42,668,224
                                                                         ===========

                            INVESTMENT ABBREVIATIONS
                        ADR = American Depository Receipt

 (1) Non-income producing security.
 (2) Restricted security.
 (3) Cost for federal income tax purposes is $46,595,012.


               See Accompanying Notes to Financial Statements.

CREDIT SUISSE WARBURG PINCUS EMERGING MARKETS FUND
SCHEDULE OF INVESTMENTS
April 30, 2001 (Unaudited)

                                                              NUMBER OF
                                                                SHARES     VALUE
                                                              ---------    -----
COMMON STOCKS (90.1%)
BRAZIL (6.7%)
AIR FREIGHT & COURIERS (0.3%)
    Empresa Brasileira de Aeronautica SA ADR                    4,200   $  188,202
                                                                        ----------
BANKS (0.4%)
    Uniao de Bancos Brasileiros SA GDR                         11,200      269,360
                                                                        ----------
BEVERAGES (1.1%)
    Companhia de Bebidas das Americas ADR                      29,675      724,070
                                                                        ----------
DIVERSIFIED TELECOMMUNICATIONS SERVICES (0.5%)
    Brasil Telecom Participacoes SA ADR                         7,900      339,226
                                                                        ----------
ELECTRIC UTILITIES (0.6%)
    Companhia Paranaense de Energia-Copel ADR                  49,600      384,400
                                                                        ----------
FOOD & DRUG RETAILING (0.5%)
    Companhia Brasileira de Distribuicao
     Grupo Pao de Acucar ADR                                   11,800      335,710
                                                                        ----------
METALS & MINING (0.8%)
    Companhia Vale do Rio Doce ADR                             24,300      563,760
                                                                        ----------
OIL & GAS (2.1%)
    Petroleo Brasileiro SA ADR                                 26,700      720,900
                                                                        ----------
PAPER & FOREST PRODUCTS (0.0%)
    Votorantim Celulose e Papel SA ADR                          1,000       13,900
                                                                        ----------
WIRELESS TELECOMMUNICATIONS SERVICES (0.4%)
    Telemig Celular Participacoes SA ADR                        2,700      102,600
    Telesp Celular Participacoes SA ADR                        11,200      188,160
                                                                        ----------
                                                                           290,760
                                                                        ----------
    TOTAL BRAZIL                                                         3,830,288
                                                                        ----------
CHILE (2.1%)
BEVERAGES (0.6%)
    Compania Cervecerias Uni ADR                               15,700      381,510
                                                                        ----------
CHEMICALS (0.0%)
    Sociedad Quimica y Minera de Chile SA ADR                     169        3,813
                                                                        ----------
DIVERSIFIED FINANCIALS (0.2%)
    Banco de A. Edwards ADR                                     7,000      106,470
                                                                        ----------
DIVERSIFIED TELECOMMUNICATIONS SERVICES (0.4%)
    Companhia de Telecomunicaciones de Chile SA ADR            21,200      302,736
                                                                        ----------
ELECTRIC UTILITIES (0.7%)
    Empresa Nacional de Electricidad SA ADR                    10,000      111,500
    Enersis SA ADR                                             21,400      351,174
                                                                        ----------
                                                                           462,674
                                                                        ----------

               See Accompanying Notes to Financial Statements.

CREDIT SUISSE WARBURG PINCUS EMERGING MARKETS FUND
SCHEDULE OF INVESTMENTS (CONT'D)
April 30, 2001 (Unaudited)

                                                              NUMBER OF
                                                                SHARES     VALUE
                                                              ---------    -----
COMMON STOCKS (CONT'D)
CHILE (CONT'D)
FOOD & DRUG RETAILING (0.2%)
    Distribucion y Servicio SA ADR                              9,400   $  136,300
                                                                        ----------
    TOTAL CHILE                                                          1,393,503
                                                                        ----------
CHINA (5.1%)
ELECTRIC UTILITIES (3.5%)
    Beijing Datang Power Generation Co., Ltd.               2,361,558      787,288
    Huaneng Power International, Inc.                       1,441,284      845,478
    Huaneng Power International, Inc. ADR                      31,600      726,484
                                                                        ----------
                                                                         2,359,250
                                                                        ----------
OIL & GAS (0.4%)
    PetroChina Co., Ltd.                                    1,184,000      253,530
                                                                        ----------
ROAD & RAIL (0.6%)
    Guangshen Railway Co., Ltd.                             2,528,900      392,355
                                                                        ----------
TRANSPORTATION INFRASTRUCTURE (0.6%)
    Zhejiang Expressway Co., Ltd.                           1,878,500      392,609
                                                                        ----------
    TOTAL CHINA                                                          3,397,744
                                                                        ----------
EGYPT (0.0%)
BANKS (0.0%)
    Commercial International Bank, Ltd.                            26          250
                                                                        ----------
    TOTAL EGYPT                                                                250
                                                                        ----------
GREECE (0.7%)
BANKS (0.2%)
    Alpha Bank SA                                               6,000      171,707
                                                                        ----------
CONSTRUCTION MATERIALS (0.2%)
    Titan Cement Co. SA                                         4,000      151,139
                                                                        ----------
WIRELESS TELECOMMUNICATIONS SERVICES (0.3%)
    Hellenic Telecommunications Organization Co. SA             9,000      134,046
    Panafon Hellenic Telecom SA                                12,000       74,896
                                                                        ----------
                                                                           208,942
                                                                        ----------
    TOTAL GREECE                                                           531,788
                                                                        ----------
HONG KONG (11.2%)
AUTOMOBILES (1.3%)
    Denway Motors, Ltd.(1)                                  3,073,000      916,109
                                                                        ----------
COMPUTERS & PERIPHERALS (0.3%)
    Legend Holdings, Ltd.                                     262,000      208,283
                                                                        ----------
DIVERSIFIED FINANCIALS (0.0%)
    Beijing Enterprises Holdings, Ltd.                          1,100        1,072
                                                                        ----------
INDUSTRIAL CONGLOMERATES (0.8%)
    Citic Pacific, Ltd.                                       187,000      538,294
                                                                        ----------

               See Accompanying Notes to Financial Statements.

CREDIT SUISSE WARBURG PINCUS EMERGING MARKETS FUND
SCHEDULE OF INVESTMENTS (CONT'D)
April 30, 2001 (Unaudited)

                                                              NUMBER OF
                                                                SHARES     VALUE
                                                              ---------    -----
COMMON STOCKS (CONT'D)
HONG KONG (CONT'D)
MEDIA (0.3%)
    Phoenix Satellite Television Holdings, Ltd.(1)          1,118,000   $  202,126
                                                                        ----------
OIL & GAS (0.2%)
    Cnooc, Ltd.(1)                                            117,000      113,265
                                                                        ----------
TELECOMMUNICATION SERVICES (2.8%)
    China Unicom, Ltd.                                      1,383,000    1,941,771
                                                                        ----------
WIRELESS TELECOMMUNICATIONS SERVICES (5.5%)
    China Mobile, Ltd.(1)                                     528,500    2,595,407
    China Mobile, Ltd. ADR                                     47,000    1,190,040
                                                                        ----------
                                                                         3,785,447
                                                                        ----------
    TOTAL HONG KONG                                                      7,706,367
                                                                        ----------
HUNGARY (1.0%)
BANKS (0.5%)
    OTP Bank                                                    5,364      252,662
    OTP Bank GDR                                                1,400       65,945
                                                                        ----------
                                                                           318,607
                                                                        ----------
DIVERSIFIED TELECOMMUNICATIONS SERVICES (0.1%)
    Matav Rt ADR                                                3,900       65,130
                                                                        ----------
OIL & GAS (0.0%)
    Mol Magyar Olaj-es Gazipari Rt. GDR                         1,000       13,950
                                                                        ----------
PHARMACEUTICALS (0.4%)
    Gedeon Richter                                              5,020      283,128
                                                                        ----------
    TOTAL HUNGARY                                                          680,815
                                                                        ----------
INDIA (4.8%)
BANKS (0.4%)
    State Bank of India, Ltd. GDR                              28,300      287,245
                                                                        ----------
CHEMICALS (1.1%)
    Reliance Industries, Ltd. GDR                              47,304      749,768
                                                                        ----------
DIVERSIFIED TELECOMMUNICATIONS SERVICES (0.7%)
    Videsh Sanchar Nigam, Ltd. ADR                             37,225      502,537
                                                                        ----------
INDUSTRIAL CONGLOMERATES (0.6%)
    Larsen & Toubro, Ltd.                                       2,093        9,828
    Larsen & Toubro, Ltd. GDR                                  37,400      397,375
    Mahindra & Mahindra, Ltd.                                   1,750        5,071
                                                                        ----------
                                                                           412,274
                                                                        ----------
IT CONSULTING & SERVICES (0.4%)
    Infosys Technologies, Ltd. ADR                              3,500      257,250
                                                                        ----------
METALS & MINING (0.7%)
    Hindalco Industries, Ltd. GDR                              22,400      453,600
                                                                        ----------

               See Accompanying Notes to Financial Statements.

CREDIT SUISSE WARBURG PINCUS EMERGING MARKETS FUND
SCHEDULE OF INVESTMENTS (CONT'D)
April 30, 2001 (Unaudited)

                                                              NUMBER OF
                                                                SHARES     VALUE
                                                              ---------    -----
COMMON STOCKS (CONT'D)
INDIA (CONT'D)
OIL & GAS (0.2%)
    Hindustan Petroleum Corp., Ltd.                            32,400   $  115,610
                                                                        ----------
SOFTWARE (0.0%)
    Pentamedia Graphics, Ltd.                                     100          187
                                                                        ----------
TOBACCO (0.7%)
    ITC Agro-Tech, Ltd. GDR                                    22,700      451,730
                                                                        ----------
    TOTAL INDIA                                                          3,230,201
                                                                        ----------
ISRAEL (2.2%)
COMMUNICATIONS EQUIPMENT (0.0%)
    ECI Telecom, Ltd.                                           3,000       20,460
                                                                        ----------
ELECTRONIC EQUIPMENT & INSTRUMENTS (2.0%)
    Orbotech, Ltd.(1)                                          39,410    1,357,280
                                                                        ----------
PHARMACEUTICALS (0.2%)
    Teva Pharmaceutical Industries, Ltd. ADR                    2,000      108,900
                                                                        ----------
    TOTAL ISRAEL                                                         1,486,640
                                                                        ----------
MALAYSIA (2.9%)
BANKS (1.1%)
    Malayan Banking Berhad                                    219,800      566,847
    Public Bank Berhad                                        307,523      212,027
                                                                        ----------
                                                                           778,874
                                                                        ----------
DIVERSIFIED TELECOMMUNICATIONS SERVICES (0.7%)
    Telekom Malaysia Berhad                                   190,000      449,995
                                                                        ----------
ELECTRIC UTILITIES (0.3%)
    Tenaga Nasional Berhad                                     73,896      188,627
                                                                        ----------
INDUSTRIAL CONGLOMERATES (0.2%)
    Sime Darby Berhad                                         106,209      106,767
                                                                        ----------
TOBACCO (0.6%)
    British American Tobacco Berhad                            44,252      404,669
                                                                        ----------
    TOTAL MALAYSIA                                                       1,928,932
                                                                        ----------
MEXICO (9.3%)
BANKS (1.5%)
    Grupo Financiero Banamex Accival SA de CV Class O         421,689      788,756
    Grupo Financiero Bancomer SA de CV Class O                256,100      205,455
                                                                        ----------
                                                                           994,211
                                                                        ----------
BEVERAGES (1.9%)
    Coca-Cola Femsa SA ADR                                     17,447      340,217
    Fomento Economico Mexicano SA de CV ADR                     5,400      206,280
    Fomento Economico Mexicano SA de CV UBD                    95,000      362,990
    Grupo Modelo SA de CV Series C                            129,101      354,542
                                                                        ----------
                                                                         1,264,029
                                                                        ----------

               See Accompanying Notes to Financial Statements.

CREDIT SUISSE WARBURG PINCUS EMERGING MARKETS FUND
SCHEDULE OF INVESTMENTS (CONT'D)
April 30, 2001 (Unaudited)

                                                              NUMBER OF
                                                                SHARES     VALUE
                                                              ---------    -----
COMMON STOCKS (CONT'D)
MEXICO (CONT'D)
CONSTRUCTION MATERIALS (0.5%)
    Cemex SA de CV ADR                                         14,434   $  334,436
                                                                        ----------
DIVERSIFIED TELECOMMUNICATIONS SERVICES (2.7%)
    America Movil SA de CV ADR(1)                              38,900      715,760
    Telefonos de Mexicano SA de CV ADR                         32,500    1,124,500
                                                                        ----------
                                                                         1,840,260
                                                                        ----------
MEDIA (0.8%)
    Grupo Televisa SA de CV GDR1                               14,300      543,829
                                                                        ----------
MULTILINE RETAIL (1.4%)
    Wal-Mart de Mexico SA de CV ADR(1)                         24,400      588,301
    Wal-Mart de Mexico SA de CV Series V                      162,000      390,593
                                                                        ----------
                                                                           978,894
                                                                        ----------
WIRELESS TELECOMMUNICATIONS SERVICES (0.5%)
    Grupo Iusacell SA de CV ADR                                42,062      342,805
                                                                        ----------
    TOTAL MEXICO                                                         6,298,464
                                                                        ----------
POLAND (1.7%)
BANKS (0.8%)
    Bank Polska Kasa Opieki SA(1)                              24,823      419,717
    Bank Slaski SA                                              2,000      133,753
                                                                        ----------
                                                                           553,470
                                                                        ----------
OIL & GAS (0.9%)
    Polski Koncern Naftowy Orlen SA                           116,253      545,688
    Polski Koncern Naftowy Orlen SA GDR                         8,000       77,042
                                                                        ----------
                                                                           622,730
                                                                        ----------
    TOTAL POLAND                                                         1,176,200
                                                                        ----------
RUSSIA (2.0%)
ELECTRIC UTILITIES (0.5%)
    Unified Energy Systems ADR                                 32,300      354,331
                                                                        ----------
OIL & GAS (1.5%)
    Lukoil Holding ADR                                         15,600      648,960
    Surgutneftegaz ADR                                         33,500      381,900
                                                                        ----------
                                                                         1,030,860
                                                                        ----------
    TOTAL RUSSIA                                                         1,385,191
                                                                        ----------
SINGAPORE (0.0%)
BANKS (0.0%)
    Overseas-Chinese Banking Corp., Ltd.                          242        1,461
                                                                        ----------
MEDIA (0.0%)
    Singapore Press Holdings, Ltd.                                 39          447
                                                                        ----------
    TOTAL SINGAPORE                                                          1,908
                                                                        ----------

               See Accompanying Notes to Financial Statements.

CREDIT SUISSE WARBURG PINCUS EMERGING MARKETS FUND
SCHEDULE OF INVESTMENTS (CONT'D)
April 30, 2001 (Unaudited)

                                                              NUMBER OF
                                                                SHARES     VALUE
                                                              ---------    -----
COMMON STOCKS (CONT'D)
SOUTH AFRICA (12.1%)
BANKS (1.7%)
    Standard Bank Investment Corp., Ltd.(1)                   291,671   $1,169,956
                                                                        ----------
BEVERAGES (0.8%)
    South African Breweries PLC                                78,362      534,796
                                                                        ----------
DIVERSIFIED FINANCIALS (1.7%)
    Bidvest Group, Ltd.                                        94,700      552,366
    Firstrand, Ltd.                                           192,770      197,941
    Johnnic Holdings, Ltd.                                     48,195      399,870
                                                                        ----------
                                                                         1,150,177
                                                                        ----------
INDUSTRIAL CONGLOMERATES (0.7%)
    Imperial Holdings, Ltd.(1)                                 59,433      489,403
                                                                        ----------
INSURANCE (2.3%)
    Liberty Group, Ltd.(1)                                    106,022      694,466
    Sanlam, Ltd.                                              729,007      877,717
                                                                        ----------
                                                                         1,572,183
                                                                        ----------
IT CONSULTING & SERVICES (0.4%)
    Dimension Data Holdings, Ltd.(1)                           60,620      281,733
                                                                        ----------
METALS & MINING (3.4%)
    Anglo American Platinum Corp., Ltd.(1)                     21,600      970,178
    Anglogold, Ltd.                                            16,338      580,951
    De Beers Consolidated Mines, Ltd.                           4,700      197,499
    De Beers Consolidated Mines, Ltd. ADR                      13,700      571,016
                                                                        ----------
                                                                         2,319,644
                                                                        ----------
OIL & GAS (0.3%)
    Sasol, Ltd.                                                20,000      179,663
                                                                        ----------
PAPER & FOREST PRODUCTS (0.8%)
    Sappi, Ltd.                                                57,253      523,598
                                                                        ----------
    TOTAL SOUTH AFRICA                                                   8,221,153
                                                                        ----------
SOUTH KOREA (14.2%)
BANKS (1.1%)
    H&CB                                                       17,897      340,410
    H&CB ADR(1)                                                   633        6,078
    Kookmin Bank                                               32,558      385,653
                                                                        ----------
                                                                           732,141
                                                                        ----------
DIVERSIFIED FINANCIALS (1.3%)
    Samsung Securities Co., Ltd.                               33,203      872,303
                                                                        ----------
DIVERSIFIED TELECOMMUNICATIONS SERVICES (1.2%)
    Korea Telecom Corp.                                           707       33,820
    Korea Telecom Corp. ADR                                    28,500      787,455
                                                                        ----------
                                                                           821,275
                                                                        ----------

               See Accompanying Notes to Financial Statements.

CREDIT SUISSE WARBURG PINCUS EMERGING MARKETS FUND
SCHEDULE OF INVESTMENTS (CONT'D)
April 30, 2001 (Unaudited)

                                                              NUMBER OF
                                                                SHARES     VALUE
                                                              ---------    -----
COMMON STOCKS (CONT'D)
SOUTH KOREA (CONT'D)
ELECTRIC UTILITIES (1.3%)
    Korea Electric Power Corp.                                 50,820   $  877,870
                                                                        ----------
ELECTRONIC EQUIPMENT & INSTRUMENTS (0.5%)
    Samsung Electro-Mechanics Co.                               5,893      186,366
    Samsung SDI Co., Ltd.                                       4,387      182,209
                                                                        ----------
                                                                           368,575
                                                                        ----------
METALS & MINING (0.8%)
    Pohang Iron & Steel Co., Ltd.                               4,967      369,602
    Pohang Iron & Steel Co., Ltd. ADR                           7,500      150,075
                                                                        ----------
                                                                           519,677
                                                                        ----------
SEMICONDUCTOR EQUIPMENT & PRODUCTS (5.4%)
    Samsung Electronics Co.                                    21,167    3,680,517
                                                                        ----------
WIRELESS TELECOMMUNICATIONS SERVICES (2.6%)
    SK Telecom Co., Ltd.                                        7,761    1,334,750
    SK Telecom Co., Ltd. ADR                                   20,100      423,105
                                                                        ----------
                                                                         1,757,855
                                                                        ----------
    TOTAL SOUTH KOREA                                                    9,630,213
                                                                        ----------
TAIWAN (12.5%)
BANKS (1.6%)
    Bank Sinopac                                            1,156,900      516,700
    Chinatrust Commercial Bank(1)                             792,600      577,951
                                                                        ----------
                                                                         1,094,651
                                                                        ----------
CHEMICALS (0.6%)
    Formosa Plastics Corp.                                    303,000      378,364
                                                                        ----------
COMPUTERS & PERIPHERALS (1.1%)
    Asustek Computer, Inc.                                     79,000      358,834
    Quanta Computer, Inc.                                     123,000      411,077
                                                                        ----------
                                                                           769,911
                                                                        ----------
DIVERSIFIED FINANCIALS (0.7%)
    China Development Industrial                              577,000      513,652
                                                                        ----------
ELECTRONIC EQUIPMENT & INSTRUMENTS (1.9%)
    Delta Electronics, Inc.                                    92,000      279,520
    Hon Hai Precision Industry Co., Ltd.                      174,500    1,023,241
                                                                        ----------
                                                                         1,302,761
                                                                        ----------
INSURANCE (0.9%)
    Cathay Life Insurance Co., Ltd.                           400,000      589,423
                                                                        ----------
METALS & MINING (0.4%)
    China Steel Corp.                                         517,000      300,019
                                                                        ----------

               See Accompanying Notes to Financial Statements.

CREDIT SUISSE WARBURG PINCUS EMERGING MARKETS FUND
SCHEDULE OF INVESTMENTS (CONT'D)
April 30, 2001 (Unaudited)

                                                              NUMBER OF
                                                                SHARES     VALUE
                                                              ---------    -----
COMMON STOCKS (CONT'D)
TAIWAN (CONT'D)
SEMICONDUCTOR EQUIPMENT & PRODUCTS (5.3%)
    Advanced Semiconductor Engineering, Inc.                   95,000   $   73,891
    Taiwan Semiconductor Manufacturing Co.(1)                 602,000    1,664,421
    United Microelectronics Corp.(1)                          883,620    1,409,452
    Via Technologies, Inc.(1)                                  51,000      480,349
    Winbond Electronics Corp.                                     765          897
                                                                        ----------
                                                                         3,629,010
                                                                        ----------
    TOTAL TAIWAN                                                         8,577,791
                                                                        ----------
THAILAND (0.5%)
BANKS (0.1%)
    Thai Farmers Bank Public Co., Ltd.                        152,000       77,491
                                                                        ----------
CONSTRUCTION MATERIALS (0.1%)
    Siam City Cement Public Co., Ltd.                          33,000       99,857
                                                                        ----------
ELECTRONIC EQUIPMENT & INSTRUMENTS (0.0%)
    Hana Microelectronics Public Co., Ltd.                     18,000       25,852
                                                                        ----------
WIRELESS TELECOMMUNICATIONS SERVICES (0.3%)
    Advanced Info Service Public Co., Ltd.                     24,000      230,106
                                                                        ----------
    TOTAL THAILAND                                                         433,306
                                                                        ----------
TURKEY (1.1%)
BANKS (1.1%)
    Turkiye Is Bankasi AS ADR                                 108,736      150,752
    Yapi ve Kredi Bankasi AS                               22,703,000      105,921
    Yapi ve Kredi Bankasi AS GDR                              106,857      498,541
                                                                        ----------
                                                                           755,214
                                                                        ----------
DIVERSIFIED FINANCIALS (0.0%)
    Haci Omer Sabanci Holding AS                                   49            0
                                                                        ----------
    TOTAL TURKEY                                                           755,214
                                                                        ----------
TOTAL COMMON STOCKS (Cost $60,349,214)                                  60,665,968
                                                                        ----------
PREFERRED STOCKS (2.1%)
BRAZIL (2.1%)
BANKS (0.9%)
    Banco Itau SA                                           7,442,878      603,465
                                                                        ----------
DIVERSIFIED TELECOMMUNICATIONS SERVICES (0.9%)
    Tele Norte Leste Participacoes SA ADR                      35,500      620,540
                                                                        ----------

               See Accompanying Notes to Financial Statements.

CREDIT SUISSE WARBURG PINCUS EMERGING MARKETS FUND
SCHEDULE OF INVESTMENTS (CONT'D)
April 30, 2001 (Unaudited)

                                                              NUMBER OF
                                                                SHARES     VALUE
                                                              ---------    -----
PREFERRED STOCKS (CONT'D)
BRAZIL (CONT'D)
OIL & GAS (0.3%)
    Centrais Eletricas Brasileiras SA ADR                      27,500   $  211,002
    Petroleo Brasileiro SA                                          1           24
    Petroleo Brasileiro SA ADR                                 30,500      741,150
                                                                        ----------
                                                                           952,176
                                                                        ----------
    TOTAL BRAZIL                                                         2,176,181
                                                                        ----------
TAIWAN (0.0%)
BANKS (0.0%)
    Taishin International Bank                                    735          238
                                                                        ----------
    TOTAL TAIWAN                                                               238
                                                                        ----------
THAILAND (0.0%)
BANKS (0.0%)
    Siam Commercial Bank Public Co., Ltd.                       2,800        1,397
                                                                        ----------
    TOTAL THAILAND                                                           1,397
                                                                        ----------
TOTAL PREFERRED STOCKS (Cost $2,076,260)                                 2,177,816
                                                                        ----------

RIGHT (0.0%)
THAILAND (0.0%)
DIVERSIFIED TELECOMMUNICATIONS SERVICES (0.0%)
    Telecomasia Corp. Public Co., Ltd. (Cost $0)              191,874            0
                                                                        ----------
TOTAL INVESTMENTS AT VALUE (92.2%) (Cost $62,425,474(2))                62,843,784
OTHER ASSETS IN EXCESS OF LIABILITIES (7.8%)                             5,325,258
                                                                        ----------
NET ASSETS (100.0%)                                                    $68,169,042
                                                                        ==========


                            INVESTMENT ABBREVIATIONS
                        ADR = American Depository Receipt
                         GDR = Global Depository Receipt

 (1) Non-income producing security.
 (2) Cost for federal income tax purposes is $63,786,222.


               See Accompanying Notes to Financial Statements.

CREDIT SUISSE WARBURG PINCUS INTERNATIONAL EQUITY II FUND
SCHEDULE OF INVESTMENTS
April 30, 2001 (Unaudited)

                                                             NUMBER OF
                                                               SHARES      VALUE
                                                             ---------     -----
COMMON STOCKS (97.7%)
AUSTRALIA (2.8%)
AIRLINES (0.0%)
    Qantas Airways, Ltd.                                        1,544   $    2,121
                                                                        ----------
BANKS (1.1%)
    National Australia Bank, Ltd.                               4,410       67,797
    National Australia Bank, Ltd. ADR                           6,670      510,255
                                                                        ----------
                                                                           578,052
                                                                        ----------
COMMUNICATIONS & MEDIA (1.3%)
    News Corp., Ltd. ADR                                       17,640      677,376
                                                                        ----------
DIVERSIFIED TELECOMMUNICATIONS SERVICES (0.2%)
    Telstra Corp., Ltd.                                        36,150      123,152
                                                                        ----------
MEDIA (0.2%)
    News Corp., Ltd.                                            9,810       93,325
                                                                        ----------
METALS & MINING (0.0%)
    Normandy Mining, Ltd.                                       1,289          645
                                                                        ----------
    TOTAL AUSTRALIA                                                      1,474,671
                                                                        ----------
BELGIUM (1.6%)
BANKS (1.0%)
    Dexia                                                       3,120      491,524
                                                                        ----------
DIVERSIFIED FINANCIALS (0.6%)
    Fortis(1)                                                  10,970      282,038
                                                                        ----------
    TOTAL BELGIUM                                                          773,562
                                                                        ----------
DENMARK (1.3%)
BANKS (1.0%)
    Den Danske Bank ADR                                        29,914      481,493
                                                                        ----------
DIVERSIFIED TELECOMMUNICATIONS SERVICES (0.3%)
    Tele Danmark AS                                             4,510      171,436
                                                                        ----------
    TOTAL DENMARK                                                          652,929
                                                                        ----------
FINLAND (2.0%)
COMMUNICATIONS EQUIPMENT (2.0%)
    Nokia Oyj Class A                                          30,400    1,005,275
                                                                        ----------
    TOTAL FINLAND                                                        1,005,275
                                                                        ----------
FRANCE (11.5%)
CHEMICALS (0.7%)
    L'air Liquide SA                                            2,350      353,759
                                                                        ----------
COMMUNICATIONS EQUIPMENT (0.8%)
    Alcatel SA                                                 12,019      391,054
                                                                        ----------
CONSTRUCTION & ENGINEERING (2.2%)
    Lafarge SA                                                 11,459    1,100,215
                                                                        ----------

               See Accompanying Notes to Financial Statements.

CREDIT SUISSE WARBURG PINCUS INTERNATIONAL EQUITY II FUND
SCHEDULE OF INVESTMENTS (CONT'D)
April 30, 2001 (Unaudited)

                                                             NUMBER OF
                                                               SHARES      VALUE
                                                             ---------     -----
COMMON STOCKS (CONT'D)
FRANCE (CONT'D)
FOOD PRODUCTS (0.7%)
    Groupe Danone                                               2,620   $  340,284
                                                                        ----------
IT CONSULTING & SERVICES (0.6%)
    Cap Gemini SA                                               2,100      303,279
                                                                        ----------
MEDIA (2.6%)
    Lagardere Groupe SCA                                        2,937      170,548
    Vivendi Universal SA                                        8,140      563,248
    Vivendi Universal SA ADR                                    8,240      560,402
                                                                        ----------
                                                                         1,294,198
                                                                        ----------
OIL & GAS (2.0%)
    TotalFinaElf SA                                             6,673      993,878
                                                                        ----------
PHARMACEUTICALS & BIOTECHNOLOGY (1.9%)
    Aventis SA                                                 12,579      973,560
                                                                        ----------
    TOTAL FRANCE                                                         5,750,227
                                                                        ----------
GERMANY (8.2%)
BANKS (0.6%)
    HypoVereinsbank AG                                          5,450      301,497
                                                                        ----------
CHEMICALS (1.0%)
    BASF AG                                                     6,089      259,653
    BASF AG ADR                                                 6,050      258,154
                                                                        ----------
                                                                           517,807
                                                                        ----------
DIVERSIFIED FINANCIALS (1.5%)
    Allianz AG                                                  2,681      771,283
                                                                        ----------
HEALTHCARE PROVIDERS & SERVICES (1.6%)
    Fresenius Medical Care AG                                  32,030      791,141
                                                                        ----------
MULTI-UTILITIES (1.0%)
    E.On AG ADR                                                10,223      515,750
                                                                        ----------
PERSONAL CARE PRODUCTS (1.2%)
    Siemens AG                                                  5,570      620,999
                                                                        ----------
SOFTWARE (1.3%)
    Systeme, Anwendungen, Produkte in der
     Datenverarbeitung AG                                       4,140      660,656
                                                                        ----------
    TOTAL GERMANY                                                        4,179,133
                                                                        ----------
HONG KONG (2.9%)
DIVERSIFIED FINANCIALS (1.1%)
    Hutchison Whampoa, Ltd.                                    49,500      534,733
                                                                        ----------
ELECTRIC UTILITIES (1.3%)
    CLP Holdings, Ltd. ADR                                    152,000      637,321
                                                                        ----------
ENERGY (0.4%)
    Hong Kong Electric Holdings, Ltd.                          55,000      187,588
                                                                        ----------

               See Accompanying Notes to Financial Statements.

CREDIT SUISSE WARBURG PINCUS INTERNATIONAL EQUITY II FUND
SCHEDULE OF INVESTMENTS (CONT'D)
April 30, 2001 (Unaudited)

                                                             NUMBER OF
                                                               SHARES      VALUE
                                                             ---------     -----
COMMON STOCKS (CONT'D)
HONG KONG (CONT'D)
WIRELESS TELECOMMUNICATIONS SERVICES (0.1%)
    Smartone Telecommunications Holdings, Ltd.                 61,000   $   71,567
                                                                        ----------
    TOTAL HONG KONG                                                      1,431,209
                                                                        ----------
IRELAND (0.7%)
BANKS (0.7%)
    Bank of Ireland                                            35,720      343,033
                                                                        ----------
    TOTAL IRELAND                                                          343,033
                                                                        ----------
ITALY (5.5%)
BANKS (1.7%)
    San Paolo-IMI SpA                                          61,100      853,148
                                                                        ----------
ENERGY EQUIPMENT & SERVICES (1.8%)
    Saipem SpA                                                141,700      929,617
                                                                        ----------
OIL & GAS (1.4%)
    Ente Nazionale Idrocarburi SpA                            100,658      688,919
                                                                        ----------
TELECOMMUNICATION SERVICES (0.6%)
    Telecom Italia SpA                                         25,752      286,065
                                                                        ----------
    TOTAL ITALY                                                          2,757,749
                                                                        ----------
JAPAN (18.5%)
AIRLINES (0.4%)
    Japan Airlines Co., Ltd.                                   50,000      198,324
                                                                        ----------
AUTOMOBILES (3.4%)
    Nissan Motor Co., Ltd. ADR                                 62,917      877,692
    Toyota Motor Corp.                                         12,000      399,239
    Toyota Motor Corp. ADR                                      6,030      408,291
                                                                        ----------
                                                                         1,685,222
                                                                        ----------
BEVERAGES (1.0%)
    Ito En, Ltd.                                                8,000      488,930
                                                                        ----------
CHEMICALS (1.6%)
    Mitsubishi Chemical Corp.                                 130,000      426,195
    Sumitomo Bakelite Co., Ltd.                                40,000      375,602
                                                                        ----------
                                                                           801,797
                                                                        ----------
COMPUTERS & PERIPHERALS (1.2%)
    Fujitsu, Ltd.                                              10,000      137,613
    NEC Corp.                                                  15,000      273,809
    NEC Corp. ADR                                               2,160      198,050
                                                                        ----------
                                                                           609,472
                                                                        ----------
DIVERSIFIED TELECOMMUNICATIONS SERVICES (1.0%)
    Nippon Telegraph & Telephone Corp.                             83      527,421
                                                                        ----------

               See Accompanying Notes to Financial Statements.

CREDIT SUISSE WARBURG PINCUS INTERNATIONAL EQUITY II FUND
SCHEDULE OF INVESTMENTS (CONT'D)
April 30, 2001 (Unaudited)

                                                             NUMBER OF
                                                               SHARES      VALUE
                                                             ---------     -----
COMMON STOCKS (CONT'D)
JAPAN (CONT'D)
ELECTRONIC EQUIPMENT & INSTRUMENTS (1.5%)
    Hitachi, Ltd. ADR                                           5,970   $  588,642
    Minebea Co., Ltd.                                          24,000      188,449
                                                                        ----------
                                                                           777,091
                                                                        ----------
HOUSEHOLD DURABLES (1.3%)
    Sony Corp.                                                  9,000      673,170
                                                                        ----------
IT CONSULTING & SERVICES (0.2%)
    Fujitsu Support & Service, Inc.                             2,000       84,996
                                                                        ----------
LEISURE EQUIPMENT & PRODUCTS (1.0%)
    Nintendo Co., Ltd.                                          3,000      483,264
                                                                        ----------
MULTILINE RETAIL (1.1%)
    Ito-Yokado Co., Ltd.                                       10,000      557,737
                                                                        ----------
OFFICE ELECTRONICS (0.9%)
    Canon, Inc.                                                12,000      471,122
                                                                        ----------
PERSONAL CARE PRODUCTS (1.2%)
    Shiseido Co., Ltd.                                         21,000      233,909
    Shiseido Co., Ltd. ADR                                     33,000      367,571
                                                                        ----------
                                                                           601,480
                                                                        ----------
REAL ESTATE (0.7%)
    Mitsui Fudosan Co., Ltd.                                   34,000      337,151
                                                                        ----------
TEXTILES & APPAREL (0.2%)
    WORLD Co., Ltd.                                             3,000       85,725
                                                                        ----------
TOBACCO (0.5%)
    Japan Tobacco, Inc.                                            39      260,452
                                                                        ----------
TRANSPORTATION INFRASTRUCTURE (0.5%)
    Nippon Express Co., Ltd.                                   55,000      276,035
                                                                        ----------
WIRELESS TELECOMMUNICATIONS SERVICES (0.8%)
    NTT DoCoMo, Inc.                                               20      411,219
                                                                        ----------
    TOTAL JAPAN                                                          9,330,608
                                                                        ----------
NETHERLANDS (5.6%)
BEVERAGES (1.0%)
    Heineken NV                                                 9,236      478,598
                                                                        ----------
DIVERSIFIED FINANCIALS (3.7%)
    Fortis (Nl) NV ADR                                         28,547      740,521
    Ing Groep NV                                               16,218    1,106,678
                                                                        ----------
                                                                         1,847,199
                                                                        ----------
MEDIA (0.9%)
    Verenigde Nederlandse Uitgeversbedrijven
     Verenigd Bezit                                            10,524      437,112
                                                                        ----------
    TOTAL NETHERLANDS                                                    2,762,909
                                                                        ----------

               See Accompanying Notes to Financial Statements.

CREDIT SUISSE WARBURG PINCUS INTERNATIONAL EQUITY II FUND
SCHEDULE OF INVESTMENTS (CONT'D)
April 30, 2001 (Unaudited)

                                                             NUMBER OF
                                                               SHARES      VALUE
                                                             ---------     -----
COMMON STOCKS (CONT'D)
NORWAY (0.5%)
OIL & GAS (0.5%)
    Smedvig ASA                                               22,900    $  251,900
                                                                        ----------
    TOTAL NORWAY                                                           251,900
                                                                        ----------
PORTUGAL (1.1%)
BANKS (0.5%)
    Banco Comerical Portugues SA                               56,735      243,444
                                                                        ----------
DIVERSIFIED TELECOMMUNICATIONS SERVICES (0.6%)
    Portugal Telecom SGPS SA                                   30,699      297,745
                                                                        ----------
    TOTAL PORTUGAL                                                         541,189
                                                                        ----------
SINGAPORE (1.0%)
AIRLINES (0.2%)
    Singapore Airlines, Ltd.(1)                                10,900       86,770
                                                                        ----------
BANKS (0.8%)
    DBS Group Holdings, Ltd. ADR                               12,000      418,996
                                                                        ----------
    TOTAL SINGAPORE                                                        505,766
                                                                        ----------
SPAIN (3.6%)
BANKS (1.0%)
    Banco Santander Central Hispano SA                         50,000      496,467
                                                                        ----------
CONSTRUCTION & ENGINEERING (0.8%)
    Grupo Dragados SA                                          31,813      392,878
                                                                        ----------
DIVERSIFIED TELECOMMUNICATIONS SERVICES (1.1%)
    Telefonica SA(1)                                           32,654      552,354
                                                                        ----------
MULTI-UTILITIES (0.7%)
    Endesa SA                                                  19,820      333,681
                                                                        ----------
    TOTAL SPAIN                                                          1,775,380
                                                                        ----------
SWEDEN (1.7%)
BANKS (0.5%)
    Nordea AB                                                  44,650      269,525
                                                                        ----------
COMMUNICATIONS EQUIPMENT (0.7%)
    Telefonaktiebolaget LM Ericsson AB                         56,501      363,066
                                                                        ----------
PAPER & FOREST PRODUCTS (0.5%)
    Svenska Cellulosa AB ADR                                   11,472      246,841
                                                                        ----------
TELECOMMUNICATION SERVICES (0.0%)
    Tele1 Europe Holding AB(1)                                  4,080       15,333
                                                                        ----------
    TOTAL SWEDEN                                                           894,765
                                                                        ----------
SWITZERLAND (7.9%)
BANKS (1.7%)
    UBS AG                                                      5,698      867,101
                                                                        ----------

               See Accompanying Notes to Financial Statements.

CREDIT SUISSE WARBURG PINCUS INTERNATIONAL EQUITY II FUND
SCHEDULE OF INVESTMENTS (CONT'D)
April 30, 2001 (Unaudited)

                                                             NUMBER OF
                                                               SHARES      VALUE
                                                             ---------     -----
COMMON STOCKS (CONT'D)
SWITZERLAND (CONT'D)
CHEMICALS (0.1%)
    Syngenta AG                                                   773   $   39,256
                                                                        ----------
FOOD PRODUCTS (1.9%)
    Nestle SA                                                     463      958,651
                                                                        ----------
INSURANCE (0.8%)
    Zurich Financial Services AG                                1,156      411,137
                                                                        ----------
MACHINERY (0.6%)
    Schindler Holding AG                                          200      291,095
                                                                        ----------
PHARMACEUTICALS (1.9%)
    Novartis AG                                                   612      951,074
                                                                        ----------
SEMICONDUCTOR EQUIPMENT & PRODUCTS (0.9%)
    STMicroelectronics NV                                      11,250      453,303
                                                                        ----------
    TOTAL SWITZERLAND                                                    3,971,617
                                                                        ----------
UNITED KINGDOM (21.3%)
AEROSPACE & DEFENSE (0.6%)
    BAE Systems PLC                                            58,642      277,729
                                                                        ----------
BANKS (4.9%)
    Bank of Scotland                                           50,909      584,918
    Barclays PLC                                               26,532      854,157
    Royal Bank of Scotland Group PLC                           45,252    1,048,261
                                                                        ----------
                                                                         2,487,336
                                                                        ----------
DIVERSIFIED TELECOMMUNICATIONS SERVICES (0.5%)
    Energis PLC(1)                                             52,620      274,055
                                                                        ----------
ELECTRONIC EQUIPMENT & INSTRUMENTS (1.0%)
    Invensys PLC                                              234,408      491,355
                                                                        ----------
FOOD & DRUG RETAILING (0.4%)
    Tesco PLC                                                  61,860      221,276
                                                                        ----------
INDUSTRIAL CONGLOMERATES (0.4%)
    Lattice Group PLC                                         100,000      186,722
                                                                        ----------
INSURANCE (1.2%)
    Prudential PLC                                             49,835      583,274
                                                                        ----------
MEDIA (1.3%)
    Reed International PLC                                     67,700      671,285
                                                                        ----------
OIL & GAS (5.4%)
    BG Group PLC                                              100,000      393,476
    BP Amoco PLC                                               97,623      875,799
    Shell Transport & Trading Co. PLC                         175,057    1,461,522
                                                                        ----------
                                                                         2,730,797
                                                                        ----------

               See Accompanying Notes to Financial Statements.

CREDIT SUISSE WARBURG PINCUS INTERNATIONAL EQUITY II FUND
SCHEDULE OF INVESTMENTS (CONT'D)
April 30, 2001 (Unaudited)

                                                             NUMBER OF
                                                               SHARES      VALUE
                                                             ---------     -----
COMMON STOCKS (CONT'D)
UNITED KINGDOM (CONT'D)
PHARMACEUTICALS (2.5%)
    Astrazeneca Group PLC                                       6,500   $   302,633
    GlaxoSmithKline PLC                                        36,360       960,895
                                                                        -----------
                                                                          1,263,528
                                                                        -----------
SPECIALTY RETAIL (1.0%)
    Kingfisher PLC                                             76,201       490,635
                                                                        -----------
TELECOMMUNICATION SERVICES (0.4%)
    Cable & Wireless PLC                                       27,681       203,380
                                                                        -----------
WIRELESS TELECOMMUNICATIONS SERVICES (1.7%)
    Vodafone Group PLC                                        275,871       837,797
                                                                        -----------
    TOTAL UNITED KINGDOM                                                 10,719,169
                                                                        -----------
TOTAL COMMON STOCKS (Cost $48,289,998)                                   49,121,091
                                                                        -----------
WARRANT (0.0%)
NETHERLANDS (0.0%)
MEDIA (0.0%)
    VNU NV Coupons (Cost $0)                                   10,524             0
                                                                        -----------
SHORT-TERM INVESTMENT (1.1%)
    Citibank IIS Money Market Deposit (Cost $559,988)         559,988       559,988
                                                                        -----------
TOTAL INVESTMENTS AT VALUE (98.8%) (Cost $48,849,986(2))                 49,681,079
OTHER ASSETS IN EXCESS OF LIABILITIES (1.2%)                                622,104
                                                                        -----------
NET ASSETS (100.0%)                                                     $50,303,183
                                                                        ===========

                             INVESTMENT ABBREVIATIONS
                        ADR = American Depository Receipt

 (1) Non-income producing security.
 (2) Cost for federal income tax purposes is $48,877,314.



               See Accompanying Notes to Financial Statements.

CREDIT SUISSE WARBURG PINCUS INTERNATIONAL EQUITY FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
April 30, 2001 (Unaudited)


                                                                       GLOBAL POST-VENTURE      MAJOR FOREIGN       INTERNATIONAL
                                                                           CAPITAL FUND         MARKETS FUND         EQUITY FUND
                                                                       -------------------     ---------------      -------------
ASSETS
      Investments at value (Cost - $153,470,696, $43,723,003,
        $653,902,757, $46,348,591, $62,425,474 and
        $48,849,986, respectively)                                         $148,895,585          $47,113,313         $635,262,744
      Cash                                                                           74                  529                  679
      Foreign currency (Cost - $831,525, $18,221, $2,261,416,
        $110,869, $3,190,632 and $56,323, respectively)                         828,025               18,381            2,247,786
      Receivable for investments sold                                         2,358,027            3,911,353            8,972,298
      Receivable for fund shares sold                                           473,980              642,070            6,166,301
      Dividends, interest and reclaims receivable                               185,292              246,309            2,714,460
      Receivable for unrealized gain on forward contracts                             0               22,279              268,087
      Receivable from investment advisor                                              0                    0                    0
      Prepaid expenses and other assets                                          32,077               21,928              225,801
                                                                           ------------          -----------         ------------
        Total Assets                                                        152,773,060           51,976,162          655,858,156
                                                                           ------------          -----------         ------------

LIABILITIES
      Advisory fee payable                                                      100,980               16,081              492,581
      Administrative fee payable                                                 11,586                3,968               49,258
      Director's/Trustee's fee payable                                                0                    0                    0
      Payable for investments purchased                                       3,108,413            1,510,883           20,038,801
      Payable for fund shares redeemed                                            3,400                1,180                    0
      Payable for foreign taxes withheld                                              0                    0                    0
      Accrued expenses payable                                                  219,343               58,232              608,424
      Other liabilities                                                               0                    0               28,357
                                                                           ------------          -----------         ------------
        Total Liabilities                                                     3,443,722            1,590,344           21,217,421
                                                                           ------------          -----------         ------------
NET ASSETS
      Capital stock, $.001 par value                                       $      7,769          $     4,398         $     47,833
      Paid-in capital                                                       194,196,561           51,152,934          684,028,811
      Accumulated undistributed net investment income (loss)                   (844,566)              36,841           (1,638,255)
      Accumulated net realized loss from investments
        and foreign currency transactions                                   (39,462,662)          (4,186,298)         (29,434,703)
      Net unrealized appreciation (depreciation) from investments
        and  foreign currency translations                                   (4,567,764)           3,377,943          (18,362,951)
                                                                           ------------          -----------         ------------
        Net assets                                                         $149,329,338          $50,385,818         $634,640,735
                                                                           ============          ===========         ============
COMMON SHARES
      Net assets                                                           $143,167,011          $50,385,818         $517,872,099
      Shares outstanding                                                      7,444,927            4,397,623           38,926,536
                                                                           ------------          -----------         ------------
      Net asset value, offering price and redemption price per share             $19.23               $11.46               $13.30
                                                                                 ======               ======               ======
ADVISOR SHARES
      Net assets                                                           $  6,162,327          $       N/A         $116,768,636
      Shares outstanding                                                        324,452                  N/A            8,906,632
                                                                           ------------          -----------         ------------
      Net asset value, offering price and redemption price per share             $18.99                 $N/A               $13.11
                                                                                 ======               ======               ======
INSTITUTIONAL SHARES
      Net assets                                                           $        N/A          $       N/A         $        N/A
      Shares outstanding                                                            N/A                  N/A                  N/A
                                                                           ------------          -----------         ------------
      Net asset value, offering price and redemption price per share            $   N/A                 $N/A              $   N/A
                                                                                 ======               ======               ======
CLASS A SHARES
      Net assets                                                           $        N/A           $      N/A         $        N/A
      Shares outstanding                                                            N/A                  N/A                  N/A
                                                                           ------------          -----------         ------------
      Net asset value and redemption price per share                            $   N/A                 $N/A              $   N/A
                                                                                 ======               ======               ======
      Maximum offering price per share
        (net asset value plus maximum sales charge)                        $        N/A           $      N/A              $   N/A
                                                                                 ======               ======               ======
CLASS B SHARES
      Net assets                                                           $        N/A           $      N/A         $        N/A
      Shares outstanding                                                            N/A                  N/A                  N/A
                                                                           ------------          -----------         ------------
      Net asset value, offering price and redemption price per share            $   N/A                 $N/A              $   N/A
                                                                                 ======               ======               ======
CLASS C SHARES
      Net assets                                                           $        N/A           $      N/A         $        N/A
      Shares outstanding                                                            N/A                  N/A                  N/A
                                                                           ------------          -----------         ------------
      Net asset value, offering price and redemption price per share            $   N/A                 $N/A              $   N/A
                                                                                 ======               ======               ======
CLASS D SHARES
      Net assets                                                           $        N/A           $      N/A         $        N/A
      Shares outstanding                                                            N/A                  N/A                  N/A
                                                                           ------------          -----------         ------------
      Net asset value, offering price and redemption price per share            $   N/A                 $N/A              $   N/A
                                                                                 ======               ======               ======

                                       54


                                                                      INTERNATIONAL SMALL        EMERGING           INTERNATIONAL
                                                                          COMPANY FUND        MARKETS FUND          EQUITY II FUND
                                                                      -------------------    --------------         ---------------
ASSETS
      Investments at value (Cost - $153,470,696, $43,723,003,
        $653,902,757, $46,348,591, $62,425,474 and
        $48,849,986, respectively)                                          $42,350,555        $62,843,784            $49,681,079
      Cash                                                                          370            279,998                 16,121
      Foreign currency (Cost - $831,525, $18,221, $2,261,416,
        $110,869, $3,190,632 and $56,323, respectively)                         108,798          3,188,639                 56,554
      Receivable for investments sold                                                 0          1,524,716                      0
      Receivable for fund shares sold                                           375,564            928,588                336,000
      Dividends, interest and reclaims receivable                                56,717            393,148                258,718
      Receivable for unrealized gain on forward contracts                             0             64,238                      0
      Receivable from investment advisor                                         32,154                  0                 41,390
      Prepaid expenses and other assets                                          76,264             42,117                 91,317
                                                                           ------------        -----------            -----------
        Total Assets                                                         43,000,422         69,265,228             50,481,179
                                                                           ------------        -----------            -----------
LIABILITIES
      Advisory fee payable                                                       11,027             29,988                 39,600
      Administrative fee payable                                                  3,233              5,251                  3,960
      Director's/Trustee's fee payable                                                0                  0                 11,423
      Payable for investments purchased                                         175,439            883,017                      0
      Payable for fund shares redeemed                                                0                  0                      0
      Payable for foreign taxes withheld                                          2,438              7,226                      0
      Accrued expenses payable                                                  140,061            170,704                123,013
      Other liabilities                                                               0                  0                      0
                                                                           ------------        -----------            -----------
        Total Liabilities                                                       332,198          1,096,186                177,996
                                                                           ------------        -----------            -----------
NET ASSETS
      Capital stock, $.001 par value                                        $     2,244       $      8,115            $     4,904
      Paid-in capital                                                        63,673,113        118,961,843             50,046,553
      Accumulated undistributed net investment income (loss)                   (224,424)            50,184               (140,133)
      Accumulated net realized loss from investments
        and foreign currency transactions                                   (16,782,038)       (51,259,351)              (426,171)
      Net unrealized appreciation (depreciation) from investments
        and  foreign currency translations                                   (4,000,671)           408,251                818,030
                                                                           ------------        -----------            -----------
        Net assets                                                          $42,668,224        $68,169,042            $50,303,183
                                                                           ============        ===========            ===========
COMMON SHARES
      Net assets                                                            $42,668,224        $64,297,875             $  136,674
      Shares outstanding                                                      2,243,516          7,649,031                 13,269
                                                                           ------------        -----------            -----------
      Net asset value, offering price and redemption price per share             $19.02              $8.41                 $10.30
                                                                                 ======             ======                 ======
ADVISOR SHARES
      Net assets                                                            $       N/A        $ 1,894,788              $     N/A
      Shares outstanding                                                            N/A            231,305                    N/A
                                                                           ------------        -----------            -----------
      Net asset value, offering price and redemption price per share            $   N/A              $8.19                $   N/A
                                                                                 ======             ======                 ======
INSTITUTIONAL SHARES
      Net assets                                                            $       N/A        $ 1,976,379              $     N/A
      Shares outstanding                                                            N/A            235,088                    N/A
                                                                           ------------        -----------            -----------
      Net asset value, offering price and redemption price per share            $   N/A              $8.41                $   N/A
                                                                                 ======             ======                 ======
CLASS A SHARES
      Net assets                                                            $       N/A        $       N/A            $41,997,580
      Shares outstanding                                                            N/A                N/A              4,079,748
                                                                           ------------        -----------            -----------
      Net asset value and redemption price per share                            $   N/A              $ N/A                 $10.29
                                                                                 ======             ======                 ======
      Maximum offering price per share
        (net asset value plus maximum sales charge)                             $   N/A        $       N/A            $    10.92
                                                                                 ======             ======                 ======
CLASS B SHARES
      Net assets                                                            $       N/A        $       N/A            $ 3,915,189
      Shares outstanding                                                            N/A                N/A                398,849
                                                                           ------------        -----------            -----------
      Net asset value, offering price and redemption price per share            $   N/A              $ N/A                $  9.82
                                                                                 ======             ======                 ======
CLASS C SHARES
      Net assets                                                            $       N/A        $       N/A             $  140,054
      Shares outstanding                                                            N/A                N/A                 14,232
                                                                           ------------        -----------            -----------
      Net asset value, offering price and redemption price per share            $   N/A              $ N/A                $  9.84
                                                                                 ======             ======                 ======
CLASS D SHARES
      Net assets                                                            $       N/A        $       N/A            $ 4,113,686
      Shares outstanding                                                            N/A                N/A                397,458
                                                                           ------------        -----------            -----------
      Net asset value, offering price and redemption price per share            $   N/A              $ N/A                 $10.35
                                                                                 ======             ======                 ======

                See Accompanying Notes to Financial Statements.

CREDIT SUISSE WARBURG PINCUS INTERNATIONAL EQUITY FUNDS
STATEMENTS OF OPERATIONS
For the Six Months Ended April 30, 2001 (Unaudited)

                                                                       GLOBAL POST-VENTURE       MAJOR FOREIGN    INTERNATIONAL
                                                                          CAPITAL FUND           MARKETS FUND      EQUITY FUND
                                                                       -------------------       -------------    --------------
INVESTMENT INCOME
      Dividends                                                           $    148,060            $   466,876     $   3,488,177
      Interest                                                                 364,993                 82,898         2,514,329
      Foreign taxes withheld                                                    (9,286)               (54,732)         (410,044)
                                                                          ------------            -----------     -------------
        Total Investment Income                                                503,767                495,042         5,592,462
                                                                          ------------            -----------     -------------
EXPENSES
      Investment advisory fees                                               1,088,829                320,836         3,545,634
      Administrative services fees                                             176,891                 66,894           687,730
      Shareholder servicing/distribution fees                                  226,290                      0           347,025
      Transfer agent fees                                                      120,385                 15,934           202,322
      Printing fees                                                             39,400                 10,621           140,691
      Custodian/Sub-custodian fees                                              38,976                 30,451           345,212
      Registration fees                                                         35,236                 20,348            40,130
      Legal fees                                                                13,627                  8,695            31,421
      Audit fees                                                                10,149                  7,607            29,533
      Directors/Trustees fees                                                    6,174                  6,770             6,687
      Insurance expense                                                          2,580                  2,532            12,948
      Interest expense                                                           2,011                  1,733            79,044
      Offering/Organizational costs                                                304                      0                 0
      Miscellaneous fees                                                         3,553                  2,732            22,360
                                                                          ------------            -----------     -------------
                                                                             1,764,405                495,153         5,490,737
      Less: fees waived and transfer agent offsets                            (318,627)              (190,359)          (34,491)
                                                                          ------------            -----------     -------------
        Total Expenses                                                       1,445,778                304,794         5,456,246
                                                                          ------------            -----------     -------------
           Net investment income (loss)                                       (942,011)               190,248           136,216
                                                                          ------------            -----------     -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS AND
   FOREIGN CURRENCY RELATED ITEMS:
      Net realized loss from investments                                   (35,760,988)            (4,023,582)      (29,398,748)
      Net realized gain (loss) from foreign currency transactions               97,445               (150,499)       (1,770,519)
      Net change in unrealized appreciation (depreciation) from
        investments                                                        (32,980,540)            (2,345,381)      (72,068,944)
      Net change in unrealized appreciation (depreciation) from
        foreign currency translations                                           26,867                 (2,129)          529,966
                                                                          ------------            -----------     -------------
      Net realized and unrealized loss from investments
        and foreign currency related items                                 (68,617,216)            (6,521,591)     (102,708,245)
                                                                          ------------            -----------     -------------
      Net decrease in net assets resulting from operations                $(69,559,227)           $(6,331,343)    $(102,572,029)
                                                                          ============            ===========     =============


                                       56

                                                                        INTERNATIONAL SMALL         EMERGING        INTERNATIONAL
                                                                           COMPANY FUND           MARKETS FUND      EQUITY II FUND
                                                                        -------------------       ------------      --------------
INVESTMENT INCOME
      Dividends                                                             $    185,680          $   682,737        $   322,270
      Interest                                                                    96,044              114,930             65,419
      Foreign taxes withheld                                                     (28,183)             (70,970)           (19,150)
                                                                            ------------          -----------        -----------
        Total Investment Income                                                  253,541              726,697            368,539
                                                                            ------------          -----------        -----------
EXPENSES
      Investment advisory fees                                                   283,054              370,305            267,381
      Administrative services fees                                                56,942               62,641             48,365
      Shareholder servicing/distribution fees                                     64,331               71,645             78,044
      Transfer agent fees                                                         52,854               53,771             26,436
      Printing fees                                                               17,108               15,546              1,497
      Custodian/Sub-custodian fees                                                40,134               52,565             26,015
      Registration fees                                                           21,761               39,671              5,033
      Legal fees                                                                   6,950               19,836              5,339
      Audit fees                                                                   6,910                6,447             10,002
      Directors/Trustees fees                                                      6,628                5,951              3,040
      Insurance expense                                                            2,485                1,240                  0
      Interest expense                                                             4,032                6,338                  0
      Offering/Organizational costs                                                6,182                    0                  0
      Miscellaneous fees                                                           2,017                2,480             (3,298)
                                                                            ------------          -----------        -----------
                                                                                 571,388              708,436            467,854
      Less: fees waived and transfer agent offsets                              (172,539)            (222,596)                 0
                                                                            ------------          -----------        -----------
        Total Expenses                                                           398,849              485,840            467,854
                                                                            ------------          -----------        -----------
           Net investment income (loss)                                         (145,308)             240,857            (99,315)
                                                                            ------------          -----------        -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS AND
   FOREIGN CURRENCY RELATED ITEMS:
      Net realized loss from investments                                      (8,720,951)         (10,384,574)          (374,050)
      Net realized gain (loss) from foreign currency transactions                (79,116)            (189,599)           (40,818)
      Net change in unrealized appreciation (depreciation) from
        investments                                                           (4,611,121)           4,844,390         (4,256,599)
      Net change in unrealized appreciation (depreciation) from
        foreign currency translations                                              5,122               (8,284)             8,367
                                                                            ------------          -----------        -----------
      Net realized and unrealized loss from investments
        and foreign currency related items                                   (13,406,066)          (5,738,067)        (4,663,100)
                                                                            ------------          -----------        -----------
      Net decrease in net assets resulting from operations                  $(13,551,374)         $(5,497,210)       $(4,762,415)
                                                                            ============          ===========        ===========

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE WARBURG PINCUS INTERNATIONAL EQUITY FUNDS
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                          GLOBAL POST-VENTURE
                                                                                             CAPITAL FUND
                                                                                   ------------------------------
                                                                                      FOR THE
                                                                                     SIX MONTHS          FOR THE
                                                                                        ENDED          YEAR ENDED
                                                                                   APRIL 30, 2001      OCTOBER 31,
                                                                                     (UNAUDITED)          2000
                                                                                   --------------    -------------
FROM OPERATIONS:
   Net investment income (loss)                                                      $   (942,011)    $ (1,073,160)
   Net realized gain (loss) from investments and foreign currency transactions        (35,663,543)      (3,671,549)
   Net change in unrealized appreciation (depreciation) from investments and
     foreign currency translations                                                    (32,953,673)     (17,453,340)
                                                                                     ------------     ------------
     Net increase (decrease) in net assets resulting from operations                  (69,559,227)     (22,198,049)
                                                                                     ------------     ------------
FROM DIVIDENDS AND DISTRIBUTIONS:
   Dividends from net investment income
     Common Class shares                                                                        0                0
     Advisor Class shares                                                                       0                0
   Distributions from net realized gains
     Common Class shares                                                                        0       (1,914,397)
     Advisor Class shares                                                                       0          (15,707)
                                                                                     ------------     ------------
     Net decrease in net assets from dividends and distributions                                0       (1,930,104)
                                                                                     ------------     ------------
FROM CAPITAL SHARE TRANSACTIONS:
   Proceeds from sale of shares                                                        71,089,570      280,571,617
   Exchange value of shares due to merger                                                       0       90,509,223
   Reinvestment of dividends and distributions                                                  0        1,656,495
   Net asset value of shares redeemed                                                 (72,636,585)    (135,490,070)
                                                                                     ------------     ------------
     Net increase (decrease) in net assets from capital share transactions             (1,547,015)     237,247,265
                                                                                     ------------     ------------
   Net increase (decrease) in net assets                                              (71,106,242)     213,119,112
NET ASSETS:
   Beginning of period                                                                220,435,580        7,316,468
                                                                                     ------------     ------------
   End of period                                                                     $149,329,338     $220,435,580
                                                                                     ============     ============
UNDISTRIBUTED NET INVESTMENT INCOME (LOSS):                                          $   (844,566)    $          0
                                                                                     ============     ============

                                       58

                                                                                                 MAJOR FOREIGN
                                                                                                 MARKETS FUND
                                                                                    -----------------------------------
                                                                                       FOR THE
                                                                                      SIX MONTHS              FOR THE
                                                                                         ENDED              YEAR ENDED
                                                                                    APRIL 30, 2001          OCTOBER 31,
                                                                                      (UNAUDITED)              2000
                                                                                    ---------------      ---------------
FROM OPERATIONS:
   Net investment income (loss)                                                     $     190,248         $      675,376
   Net realized gain (loss) from investments and foreign currency transactions         (4,174,081)            11,162,263
   Net change in unrealized appreciation (depreciation) from investments and
     foreign currency translations                                                     (2,347,510)            (6,310,471)
                                                                                    -------------         --------------
     Net increase (decrease) in net assets resulting from operations                   (6,331,343)             5,527,168
                                                                                    -------------         --------------
FROM DIVIDENDS AND DISTRIBUTIONS:
   Dividends from net investment income
     Common Class shares                                                                 (570,780)              (444,718)
     Advisor Class shares                                                                       0                      0
   Distributions from net realized gains
     Common Class shares                                                              (11,327,090)            (2,787,884)
     Advisor Class shares                                                                       0                      0
                                                                                    -------------         --------------
     Net decrease in net assets from dividends and distributions                      (11,897,870)            (3,232,602)
                                                                                    -------------         --------------
FROM CAPITAL SHARE TRANSACTIONS:
   Proceeds from sale of shares                                                        68,983,096            207,100,571
   Exchange value of shares due to merger                                                       0                      0
   Reinvestment of dividends and distributions                                         11,657,621              3,118,268
   Net asset value of shares redeemed                                                 (97,781,498)          (206,140,907)
                                                                                    -------------         --------------
     Net increase (decrease) in net assets from capital share transactions            (17,140,781)             4,077,932
                                                                                    -------------         --------------
   Net increase (decrease) in net assets                                              (35,369,994)             6,372,498
NET ASSETS:
   Beginning of period                                                                 85,755,812             79,383,314
                                                                                    -------------         --------------
   End of period                                                                    $  50,385,818         $   85,755,812
                                                                                    =============         ==============
UNDISTRIBUTED NET INVESTMENT INCOME (LOSS):                                         $      36,841         $      567,872
                                                                                    =============         ==============


                                                                                               INTERNATIONAL EQUITY
                                                                                                      FUND
                                                                                    -----------------------------------------
                                                                                           FOR THE
                                                                                          SIX MONTHS                FOR THE
                                                                                             ENDED                YEAR ENDED
                                                                                        APRIL 30, 2001            OCTOBER 31,
                                                                                          (UNAUDITED)                2000
                                                                                     -------------------      ----------------
FROM OPERATIONS:
   Net investment income (loss)                                                         $       136,216        $       679,320
   Net realized gain (loss) from investments and foreign currency transactions              (31,169,267)           201,999,400
   Net change in unrealized appreciation (depreciation) from investments and
     foreign currency translations                                                          (71,538,978)          (203,766,776)
                                                                                        ---------------        ---------------
     Net increase (decrease) in net assets resulting from operations                       (102,572,029)            (1,088,056)
                                                                                        ---------------        ---------------
FROM DIVIDENDS AND DISTRIBUTIONS:
   Dividends from net investment income
     Common Class shares                                                                     (4,774,513)            (6,691,499)
     Advisor Class shares                                                                       (92,078)              (449,429)
   Distributions from net realized gains
     Common Class shares                                                                   (138,907,438)                     0
     Advisor Class shares                                                                   (35,277,367)                     0
                                                                                        ---------------        ---------------
     Net decrease in net assets from dividends and distributions                           (179,051,396)            (7,140,928)
                                                                                        ---------------        ---------------
FROM CAPITAL SHARE TRANSACTIONS:
   Proceeds from sale of shares                                                           1,079,103,911          3,134,024,802
   Exchange value of shares due to merger                                                             0                      0
   Reinvestment of dividends and distributions                                              173,909,317              6,699,210
   Net asset value of shares redeemed                                                    (1,211,098,132)        (3,460,666,486)
                                                                                        ---------------        ---------------
     Net increase (decrease) in net assets from capital share transactions                   41,915,096           (319,942,474)
                                                                                        ---------------        ---------------
   Net increase (decrease) in net assets                                                   (239,708,329)          (328,171,458)
NET ASSETS:
   Beginning of period                                                                      874,349,064          1,202,520,522
                                                                                        ---------------        ---------------
   End of period                                                                        $   634,640,735        $   874,349,064
                                                                                        ===============        ===============
UNDISTRIBUTED NET INVESTMENT INCOME (LOSS):                                             $    (1,638,255)       $     4,862,639
                                                                                        ===============        ===============

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE WARBURG PINCUS INTERNATIONAL EQUITY FUNDS
STATEMENTS OF CHANGES IN NET ASSETS (CONT'D)

                                                                                                INTERNATIONAL
                                                                                              SMALL COMPANY FUND
                                                                                         ------------------------------
                                                                                           FOR THE
                                                                                          SIX MONTHS          FOR THE
                                                                                             ENDED          YEAR ENDED
                                                                                         APRIL 30, 2001      OCTOBER 31,
                                                                                          (UNAUDITED)          2000
                                                                                         --------------    ------------
FROM OPERATIONS:
   Net investment income (loss)                                                           $   (145,308)    $   (315,624)
   Net realized gain (loss) from investments and foreign currency transactions (net of
     capital gains taxes of $0 and $1,479,574, respectively, for Emerging Markets)          (8,800,067)      (7,986,027)
   Net change in unrealized appreciation (depreciation) from investments and foreign currency translations (net of estimated deferred capital gains taxes of
     $0 and ($46,366), respectively, for Emerging Markets)                                  (4,605,999)      (1,529,387)
                                                                                          ------------     ------------
     Net increase (decrease) in net assets resulting from operations                       (13,551,374)      (9,831,038)
                                                                                          ------------     ------------
FROM DIVIDENDS AND DISTRIBUTIONS:
   Dividends from net investment income
     Institutional Class shares                                                                      0                0
     Common Class shares                                                                             0          (22,235)
   Distributions from net realized gains
     Common Class shares                                                                             0       (1,988,783)
     Class A shares                                                                                  0                0
     Class B shares                                                                                  0                0
     Class C shares                                                                                  0                0
     Class D shares                                                                                  0                0
                                                                                          ------------     ------------
     Net decrease in net assets from dividends and distributions                                     0       (2,011,018)
                                                                                          ------------     ------------
FROM CAPITAL SHARE TRANSACTIONS:
   Proceeds from sale of shares                                                            110,901,561      482,388,865
   Exchange value of shares due to merger                                                            0                0
   Reinvestment of dividends and distributions                                                       0        1,830,186
   Net asset value of shares redeemed                                                     (125,023,776)    (422,519,831)
                                                                                          ------------     ------------
     Net increase (decrease) in net assets from capital share transactions                 (14,122,215)      61,699,220
                                                                                          ------------     ------------
   Net increase (decrease) in net assets                                                   (27,673,589)      49,857,164
NET ASSETS:
   Beginning of period                                                                      70,341,813       20,484,649
                                                                                          ------------     ------------
   End of period                                                                          $ 42,668,224     $ 70,341,813
                                                                                          ============     ============
UNDISTRIBUTED NET INVESTMENT INCOME (LOSS):                                               $   (224,424)    $          0
                                                                                          ============     ============


                                       60

                                                                                                 EMERGING MARKETS
                                                                                                      FUND
                                                                                         ----------------------------------
                                                                                            FOR THE
                                                                                          SIX MONTHS             FOR THE
                                                                                             ENDED             YEAR ENDED
                                                                                         APRIL 30, 2001         OCTOBER 31,
                                                                                          (UNAUDITED)             2000
                                                                                         --------------       -------------
FROM OPERATIONS:
   Net investment income (loss)                                                          $    240,857         $   1,880,879
   Net realized gain (loss) from investments and foreign currency transactions (net of
     capital gains taxes of $0 and $1,479,574, respectively, for Emerging Markets)        (10,574,173)           17,747,925
   Net change in unrealized appreciation (depreciation) from investments and foreign currency translations (net of estimated deferred capital gains taxes of
     $0 and ($46,366), respectively, for Emerging Markets)                                  4,836,106           (16,434,697)
                                                                                         ------------         -------------
     Net increase (decrease) in net assets resulting from operations                       (5,497,210)            3,194,107
                                                                                         ------------         -------------
FROM DIVIDENDS AND DISTRIBUTIONS:
   Dividends from net investment income
     Institutional Class shares                                                               (14,324)                    0
     Common Class shares                                                                     (172,535)                    0
   Distributions from net realized gains
     Common Class shares                                                                            0                     0
     Class A shares                                                                                 0                     0
     Class B shares                                                                                 0                     0
     Class C shares                                                                                 0                     0
     Class D shares                                                                                 0                     0
                                                                                         ------------         -------------
     Net decrease in net assets from dividends and distributions                             (186,859)                    0
                                                                                         ------------         -------------
FROM CAPITAL SHARE TRANSACTIONS:
   Proceeds from sale of shares                                                            86,082,625           341,488,567
   Exchange value of shares due to merger                                                  11,401,894                     0
   Reinvestment of dividends and distributions                                                170,405             7,789,270
   Net asset value of shares redeemed                                                     (87,187,383)         (356,911,101)
                                                                                         ------------         -------------
     Net increase (decrease) in net assets from capital share transactions                 10,467,541            (7,633,264)
                                                                                         ------------         -------------
   Net increase (decrease) in net assets                                                    4,783,472            (4,439,157)
NET ASSETS:
   Beginning of period                                                                     63,385,570            67,824,727
                                                                                         ------------         -------------
   End of period                                                                         $ 68,169,042         $  63,385,570
                                                                                         ============         =============
UNDISTRIBUTED NET INVESTMENT INCOME (LOSS):                                              $     50,184         $     185,785
                                                                                         ============         =============


                                                                                                 INTERNATIONAL EQUITY II
                                                                                                             FUND
                                                                                            ---------------------------------
                                                                                              FOR THE
                                                                                            SIX MONTHS              FOR THE
                                                                                               ENDED              YEAR ENDED
                                                                                            APRIL 30, 2001         OCTOBER 31,
                                                                                             (UNAUDITED)             2000
                                                                                            ---------------      -------------
FROM OPERATIONS:
   Net investment income (loss)                                                               $   (99,315)       $   (321,277)
   Net realized gain (loss) from investments and foreign currency transactions (net of
     capital gains taxes of $0 and $1,479,574, respectively, for Emerging Markets)               (414,868)          4,160,486
   Net change in unrealized appreciation (depreciation) from investments and foreign currency translations (net of estimated deferred capital gains taxes of
     $0 and ($46,366), respectively, for Emerging Markets)                                     (4,248,232)         (5,204,744)
                                                                                              -----------        ------------
     Net increase (decrease) in net assets resulting from operations                           (4,762,415)         (1,365,535)
                                                                                              -----------        ------------
FROM DIVIDENDS AND DISTRIBUTIONS:
   Dividends from net investment income
     Institutional Class shares                                                                         0                   0
     Common Class shares                                                                                0                   0
   Distributions from net realized gains
     Common Class shares                                                                           (9,583)                  0
     Class A shares                                                                            (3,155,231)         (6,041,311)
     Class B shares                                                                              (337,331)           (724,739)
     Class C shares                                                                               (12,608)                  0
     Class D shares                                                                              (300,508)           (266,755)
                                                                                              -----------        ------------
     Net decrease in net assets from dividends and distributions                               (3,815,261)         (7,032,805)
                                                                                              -----------        ------------
FROM CAPITAL SHARE TRANSACTIONS:
   Proceeds from sale of shares                                                                32,981,355          96,311,900
   Exchange value of shares due to merger                                                               0                   0
   Reinvestment of dividends and distributions                                                  3,733,967           6,961,122
   Net asset value of shares redeemed                                                         (40,906,040)        (87,097,118)
                                                                                              -----------        ------------
     Net increase (decrease) in net assets from capital share transactions                     (4,190,718)         16,175,904
                                                                                              -----------        ------------
   Net increase (decrease) in net assets                                                      (12,768,394)          7,777,564
NET ASSETS:
   Beginning of period                                                                         63,071,577          55,294,013
                                                                                              -----------        ------------
   End of period                                                                              $50,303,183        $ 63,071,577
                                                                                              ===========        ============
UNDISTRIBUTED NET INVESTMENT INCOME (LOSS):                                                   $  (140,133)       $          0
                                                                                              ===========        ============

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE WARBURG PINCUS GLOBAL POST-VENTURE CAPITAL FUND
FINANCIAL HIGHLIGHTS
(For a Common Class Share of the Fund Outstanding Throughout Each Period)

                                          FOR THE SIX
                                         MONTHS ENDED                 FOR THE YEAR ENDED OCTOBER 31,
                                        APRIL 30, 2001   ------------------------------------------------------
                                          (UNAUDITED)      2000         1999       1998       1997      1996(1)
                                        --------------   --------      ------     ------     ------     -------
PER-SHARE DATA
  Net asset value,
    beginning of period                   $  27.67       $  19.25      $10.53     $11.15     $ 9.86     $10.00
                                          --------       --------      ------     ------     ------     ------
INVESTMENT ACTIVITIES:
  Net investment loss                        (0.12)        (0.13)       (0.09)     (0.02)     (0.13)      0.00
  Net gain (loss) on
    investments and foreign
    currency related items (both
    realized and unrealized)                 (8.32)         11.35        8.84      (0.20)      1.42      (0.14)
                                          --------       --------      ------     ------     ------     ------
      Total from investment activities       (8.44)         11.22        8.75      (0.22)      1.29      (0.14)
                                          --------       --------      ------     ------     ------     ------
LESS DIVIDENDS AND DISTRIBUTIONS:
   Dividends from net investment
    income                                    0.00           0.00        0.00      (0.29)      0.00       0.00
   Distributions from net realized
    gains                                     0.00          (2.80)      (0.03)     (0.11)      0.00       0.00
                                          --------       --------      ------     ------     ------     ------
      Total dividends and
       distributions                          0.00          (2.80)      (0.03)     (0.40)      0.00       0.00
                                          --------       --------      ------     ------     ------     ------
NET ASSET VALUE, END OF PERIOD            $  19.23       $  27.67      $19.25     $10.53     $11.15     $ 9.86
                                          ========       ========      ======     ======     ======     ======
      Total return                         (30.50)%(2)      60.22%      83.36%     (1.91)%    13.08%     (1.40)%(2)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000s omitted)                          $143,167       $211,822      $7,263     $3,661     $3,197     $3,007
    Ratio of expenses to
      average net assets(3)                   1.66%(4)       1.67%       1.66%      1.65%      1.66%      1.65%(4)
    Ratio of net loss to
      average net assets                     (1.07)%(4)    (0.77)%      (0.61)%    (1.01)%    (0.96)%    (0.20)%(4)
    Decrease reflected in above
      operating expense ratios
      due to waivers/
      reimbursements                          0.35%(4)       0.44%       2.07%      3.90%      6.48%     21.71%(4)
Portfolio turnover rate                      64.78%         95.51%     239.88%    186.67%    207.25%      5.85%

--------------------------------------------------------------------------------
(1) For the period September 30, 1996 (inception date) through October 31, 1996.
(2) Non-annualized.
(3) Interest earned on uninvested cash balances is used to offset portions of the transfer agent expenses. These arrangements resulted in a reduction to the Common Class shares' expenses by .01%, .02%, .01%, .00%, .01% and .00% for the six months ended April 30, 2001, for the years ending October 31, 2000, 1999, 1998, 1997 and the period ending October 31, 1996, respectively. The Common Class shares' expense ratios after reflecting these arrangements were 1.65% for the six months ended April 30, 2001, for each of the years ended October 31, 2000, 1999, 1998, 1997 and the period ending October 31, 1996, respectively.
(4) Annualized.

                See Accompanying Notes to Financial Statements.

CREDIT SUISSE WARBURG PINCUS GLOBAL POST-VENTURE CAPITAL FUND
FINANCIAL HIGHLIGHTS
(For an Advisor Class Share of the Fund Outstanding Throughout Each Period)

                                          FOR THE SIX
                                         MONTHS ENDED                 FOR THE YEAR ENDED OCTOBER 31,
                                        APRIL 30, 2001   ------------------------------------------------------
                                          (UNAUDITED)      2000         1999       1998       1997      1996(1)
                                        --------------   --------      ------     ------     ------     -------
PER-SHARE DATA
  Net asset value, beginning
    of period                             $  27.36       $  19.09      $10.46     $11.11     $ 9.85     $10.00
                                          --------       --------      ------     ------     ------     ------
INVESTMENT ACTIVITIES:
  Net investment loss                        (0.14)         (0.16)      (0.12)(2)  (0.15)     (0.15)      0.00
  Net gain (loss) on
    investments and foreign
    currency related items (both
    realized and unrealized)                 (8.23)         11.24        8.78      (0.11)      1.41      (0.15)
                                          --------       --------      ------     ------     ------     ------
      Total from investment
       activities                            (8.37)         11.08        8.66      (0.26)      1.26      (0.15)
                                          --------       --------      ------     ------     ------     ------
LESS DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net
    investment income                         0.00           0.00        0.00      (0.28)      0.00       0.00
  Distributions from net realized
    gains                                     0.00          (2.81)      (0.03)     (0.11)      0.00       0.00
                                          --------       --------      ------     ------     ------     ------
      Total dividends and
       distributions                          0.00          (2.81)      (0.03)     (0.39)      0.00       0.00
                                          --------       --------      ------     ------     ------     ------
NET ASSET VALUE, END OF PERIOD            $  18.99       $  27.36      $19.09     $10.46     $11.11     $ 9.85
                                          ========       ========      ======     ======     ======     ======
      Total return                          (30.59)%(3)     59.94%      83.06%     (2.31)%    12.79%     (1.50)%(3)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000s omitted)                          $  6,162       $  8,614      $   54     $    1     $    1     $    6
    Ratio of expenses to
      average net assets(4)                   1.91%(5)       1.92%       1.91%      1.90%      1.90%      1.90%(5)
    Ratio of net loss to
      average net assets                     (1.32)%(5)     (1.02)%     (1.24)%    (1.26)%    (1.15)%    (0.78)%(5)
    Decrease reflected in above
      operating expense ratios
      due to waivers/
      reimbursements                          0.36%(5)       0.44%       1.27%     45.95%     11.16%     22.23%(5)
Portfolio turnover rate                      64.78%         95.51%     239.88%    186.67%    207.25%      5.85%

--------------------------------------------------------------------------------
(1) For the period September 30, 1996 (inception date) through October 31, 1996.
(2) Per share information is calculated using the average shares outstanding method.
(3) Non-annualized.
(4) Interest earned on uninvested cash balances is used to offset portions of the transfer agent expenses. These arrangments resulted in a reduction to the Advisor Class shares' expenses by .01%, .02%, .01%, .00%, .00% and .00% for the six months ended April 30, 2001, for each of the years ended October 31, 2000, 1999, 1998, 1997 and the period ended October 31, 1996, respectively. The Advisor Class shares' operating expense ratios after reflecting these arrangements were 1.90% for the six months ended April 30, 2001, for each of the years ended October 31, 2000, 1999, 1998, 1997 and the period ended October 31, 1996, respectively.
(5) Annualized.

                See Accompanying Notes to Financial Statements.

CREDIT SUISSE WARBURG PINCUS MAJOR FOREIGN MARKETS FUND
FINANCIAL HIGHLIGHTS
(For a Common Class Share of the Fund Outstanding Throughout Each Period)

                                          FOR THE SIX
                                         MONTHS ENDED           FOR THE YEAR ENDED OCTOBER 31,
                                        APRIL 30, 2001   ------------------------------------------
                                          (UNAUDITED)      2000         1999       1998      1997(1)
                                        --------------   --------      ------     ------     ------
PER SHARE DATA
  Net asset value, beginning of period    $  14.98       $  14.78      $10.78     $11.06     $10.00
                                          --------       --------      ------     ------     ------
INVESTMENT ACTIVITIES:
  Net investment income                       0.06           0.11        0.09       0.27       0.08
  Net gain (loss) on investments
    and foreign currency related items
    (both realized and unrealized)           (1.12)          0.66        4.02      (0.06)      0.98
                                          --------       --------      ------     ------     ------
      Total from investment activities       (1.06)          0.77        4.11       0.21       1.06
                                          --------       --------      ------     ------     ------
LESS DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income       (0.12)         (0.08)      (0.11)     (0.24)      0.00
  Distributions from net realized gains      (2.34)         (0.49)       0.00      (0.25)      0.00
                                          --------       --------      ------     ------     ------
      Total dividends and distributions      (2.46)         (0.57)      (0.11)     (0.49)      0.00
                                          --------       --------      ------     ------     ------
NET ASSET VALUE, END OF PERIOD             $ 11.46        $ 14.98     $ 14.78    $ 10.78     $11.06
                                          ========       ========      ======     ======     ======
      Total return                           (8.14)%(2)      4.90%      38.52%      2.26%     10.60%(2)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted)   $50,386        $85,756     $79,383    $39,021     $4,796
    Ratio of expenses to average net
    assets(3)                                 0.96%(4)       0.97%       0.96%      0.95%      0.95%(4)
    Ratio of net income to average net
    assets                                    0.59%(4)       0.65%       0.92%      1.50%      1.18%(4)
    Decrease reflected in above operating
      expense ratios due to waivers/
      reimbursements                          0.58%(4)       0.48%       0.55%      1.09%      6.69%(4)
Portfolio turnover rate                      80.33%        146.25%     151.27%    115.76%     30.29%

--------------------------------------------------------------------------------
(1) For the period March 31, 1997 (inception date) through October 31, 1997.
(2) Non-annualized.
(3) Interest earned on uninvested cash balances is used to offset portions of the transfer agent expenses. These arrangements resulted in a reduction to the Common Class shares' expenses by .01%, .02%, .01%, .00% and .00% for the six months ended April 30, 2001, for the years ending October 31, 2000, 1999, 1998 and for the period ended October 31, 1997, respectively. The Common Class shares' operating expense ratios after reflecting these arrangements were .95% for the six months ended April 30, 2001, for each of the years ended October 31, 2000, 1999,1998 and for the period ended October 31, 1997, respectively.
(4) Annualized.

                See Accompanying Notes to Financial Statements.

CREDIT SUISSE WARBURG PINCUS INTERNATIONAL EQUITY FUND
FINANCIAL HIGHLIGHTS
(For a Common Class Share of the Fund Outstanding Throughout Each Period)

                                          FOR THE SIX
                                         MONTHS ENDED                      FOR THE YEAR ENDED OCTOBER 31,
                                        APRIL 30, 2001   ----------------------------------------------------------------
                                          (UNAUDITED)      2000         1999        1998          1997          1996
                                        --------------   --------    --------    ----------      ----------    ----------
PER SHARE DATA
  Net asset value,
    beginning of period                   $  20.07       $  21.88    $  16.64    $    20.76      $    20.69    $    19.30
                                          --------       --------    --------    ----------      ----------    ----------
INVESTMENT ACTIVITIES:
  Net investment income                       0.04           0.03        0.13          0.12(1)         0.04          0.22
  Net gain (loss) on
    investments and foreign
    currency related items
    (both realized and
    unrealized)                              (2.33)         (1.68)       5.11         (1.38)           0.88          1.73
                                          --------       --------    --------    ----------      ----------    ----------
      Total from investment
      activities                             (2.29)         (1.65)       5.24         (1.26)           0.92          1.95
                                          --------       --------    --------    ----------      ----------    ----------
LESS DISTRIBUTIONS:
  Dividends from net
    investment income                        (0.15)         (0.16)       0.00         (0.14)          (0.11)        (0.56)
  Distributions from net
    realized gains                           (4.33)          0.00        0.00         (2.72)          (0.74)         0.00
                                          --------       --------    --------    ----------      ----------    ----------
      Total dividends and
      distributions                          (4.48)         (0.16)       0.00         (2.86)          (0.85)        (0.56)
                                          --------       --------    --------    ----------      ----------    ----------
NET ASSET VALUE, END OF PERIOD            $  13.30       $  20.07    $  21.88    $    16.64      $    20.76    $    20.69
                                          ========       ========    ========    ==========      ==========    ==========
      Total return                          (14.04)%(2)     (7.68)%     31.49%        (6.12)%          4.54%        10.35%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000s omitted)                          $517,872       $708,317    $970,531    $1,283,673      $2,312,042    $2,885,453
    Ratio of expenses to
      average net assets(3)                   1.45%(4)       1.42%       1.44%         1.36%           1.33%         1.38%
    Ratio of net income to
      average net assets                      0.14%(4)       0.15%       0.59%         0.65%           0.56%         0.62%
Portfolio turnover rate                      79.21%        113.17%     116.35%        95.44%          61.80%        32.49%

--------------------------------------------------------------------------------
(1) Per share information is calculated using the average shares outstanding method.
(2) Non-annualized.
(3) Interest earned on uninvested cash balances is used to offset portions of the transfer agent expenses. These arrangements resulted in a reduction to the Common Class shares' expenses by .01%, .02%, .01%, .00%, .01% and .01% for the six months ended April 30, 2001 and for the years ended October 31, 2000, 1999, 1998, 1997, and 1996, respectively. The Common Class shares' operating expense ratios after reflecting these arrangements were 1.44%, 1.40%, 1.43%, 1.36%, 1.32% and 1.37% for the six months ended April 30, 2001 and for the years ended October 31, 2000, 1999, 1998, 1997 and 1996, respectively.
(4) Annualized

                See Accompanying Notes to Financial Statements.

CREDIT SUISSE WARBURG PINCUS INTERNATIONAL EQUITY FUND
FINANCIAL HIGHLIGHTS
(For an Advisor Class Share of the Fund Outstanding Throughout Each Period)

                                          FOR THE SIX
                                         MONTHS ENDED                   FOR THE YEAR ENDED OCTOBER 31,
                                        APRIL 30, 2001   ------------------------------------------------------------
                                          (UNAUDITED)       2000         1999        1998          1997        1996
                                        --------------    --------     --------    --------      --------    --------
PER-SHARE DATA
  Net asset value, beginning of
    period                                $  19.75        $  21.54     $  16.47    $  20.54      $  20.50    $  19.16
                                          --------        --------     --------    --------      --------    --------
INVESTMENT ACTIVITIES:
  Net investment income (loss)               (0.01)          (0.12)        0.03        0.04(1)       0.04        0.18
  Net gain (loss) on
    investments and foreign
    currency related items
    (both realized and
    unrealized)                              (2.29)          (1.63)        5.04       (1.36)         0.78        1.68
                                          --------        --------     --------    --------      --------    --------
      Total from investment
       activities                            (2.30)          (1.75)        5.07       (1.32)         0.82        1.86
                                          --------        --------     --------    --------      --------    --------
LESS DIVIDENDS AND
DISTRIBUTIONS:
  Dividends from net
     investment income                       (0.01)          (0.04)        0.00       (0.03)        (0.04)      (0.52)
  Distributions from net
    realized gains                           (4.33)           0.00         0.00       (2.72)        (0.74)       0.00
                                          --------        --------     --------    --------      --------    --------
      Total dividends and
       distributions                         (4.34)          (0.04)        0.00       (2.75)        (0.78)      (0.52)
                                          --------        --------     --------    --------      --------    --------
NET ASSET VALUE, END OF PERIOD            $  13.11        $  19.75     $  21.54    $  16.47      $  20.54    $  20.50
                                          ========        ========     ========    ========      ========    ========
      Total return                          (14.26)%(2)      (8.15)%      30.78%      (6.49)%        4.04%       9.89%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000s omitted)                          $116,768        $166,032     $231,990    $300,266      $500,473    $500,465
    Ratio of expenses to average
      net assets(3)                           1.95%(4)        1.92%        1.94%       1.76%         1.76%       1.81%
    Ratio of net income (loss) to
      average net assets                     (0.38)%(4)      (0.34)%       0.14%       0.21%         0.15%       0.18%
Portfolio turnover rate                      79.21%         113.17%      116.35%      95.44%        61.80%      32.49%

--------------------------------------------------------------------------------
(1) Per share information is calculated using the average shares outstanding method.
(2) Non-annualized.
(3) Interest earned on uninvested cash balances is used to offset portions of the transfer agent expenses. These arrangements resulted in a reduction to the Advisor Class shares' expenses by .01%, .02%, .01%, .00%, .01% and .01% for the six months ended April 30, 2001 and for the years October 31, 2000, 1999, 1998, 1997 and 1996, respectively. The Advisor Class shares' operating expense ratios after reflecting these arrangements were 1.94%, 1.90%, 1.93%, 1.76%, 1.75% and 1.80% for the six months ended April 30,
    2001 and for each of the years ended October 31, 2000, 1999, 1998, 1997 and 1996, respectively.
(4) Annualized.

                See Accompanying Notes to Financial Statements.

CREDIT SUISSE WARBURG PINCUS INTERNATIONAL SMALL COMPANY FUND
FINANCIAL HIGHLIGHTS
(For a Common Class Share of the Fund Outstanding Throughout Each Period)

                                                 FOR THE SIX
                                                MONTHS ENDED     FOR THE YEAR ENDED OCTOBER 31,
                                               APRIL 30, 2001   ---------------------------------
                                                 (UNAUDITED)      2000         1999       1998(1)
                                               --------------   --------      ------     ------

PER-SHARE DATA
  Net asset value, beginning of period              $  24.78       $  22.14     $  8.61     $10.00
                                                    --------       --------      ------     ------
INVESTMENT ACTIVITIES:
  Net investment income (loss)                         (0.11)         (0.08)      (0.02)      0.01
  Net gain (loss) on investments
    and foreign currency related items
    (both realized and unrealized)                     (5.65)          4.05       13.55      (1.40)
                                                    --------       --------      ------     ------
      Total from investment activities                 (5.76)          3.97       13.53      (1.39)
                                                    --------       --------      ------     ------
LESS DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income                  0.00          (0.02)       0.00       0.00
  Distributions from net realized gains                 0.00          (1.31)       0.00       0.00
                                                    --------       --------      ------     ------
      Total dividends and distributions                 0.00          (1.33)       0.00       0.00
                                                    --------       --------      ------     ------
  NET ASSET VALUE, END OF PERIOD                    $  19.02       $  24.78     $ 22.14    $  8.61
                                                    ========       ========      ======     ======
      Total return                                    (23.24)%(2)     17.16%     157.14%    (13.90)%(2)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s omitted)           $42,668        $70,342     $20,485     $1,242
    Ratio of expenses to average net assets(3)          1.56%(4)       1.57%       1.56%      1.55%(4)
    Ratio of net income (loss) to average net assets   (0.56)%(4)     (0.31)%     (0.34)%     0.38%(4)
    Decrease reflected in above operating expense
      ratios due to waivers/reimbursements              0.66%(4)       0.45%       2.16%     11.50%(4)
  Portfolio turnover rate                              55.98%        211.37%     274.12%     61.33%

--------------------------------------------------------------------------------
(1) For the period May 29, 1998 (inception date) through October 31, 1998.
(2) Non-annualized.
(3) Interest earned on uninvested cash balances is used to offset portions of the transfer agent expenses. These arrangements resulted in a reduction to the Common Class shares' expenses by .01%, .02%, .01%, and .00% for the six months ended April 30, 2001, for the years ended October 31, 2000, 1999 and for the period ended October 31, 1998, respectively. The Common Class shares' operating expense ratios after reflecting these arrangements were 1.55% for the six months ended April 30, 2001, for the years ended
    October 21, 2000, and 1999 and the period ended October 31, 1998, respectively.
(4) Annualized.

                See Accompanying Notes to Financial Statements.

CREDIT SUISSE WARBURG PINCUS EMERGING MARKETS FUND
FINANCIAL HIGHLIGHTS
(For a Common Class Share of the Fund Outstanding Throughout Each Period)

                                          FOR THE SIX
                                         MONTHS ENDED                 FOR THE YEAR ENDED OCTOBER 31,
                                        APRIL 30, 2001   ------------------------------------------------------
                                          (UNAUDITED)       2000        1999      1998       1997       1996
                                        --------------    -------     -------    -------   --------   --------
PER-SHARE DATA
  Net asset value, beginning
    of period                              $  9.03        $  9.27     $  6.59    $ 10.82   $  12.19   $  11.28
                                           -------        -------     -------    -------   --------   --------
INVESTMENT ACTIVITIES:
  Net investment income                       0.06           0.04        0.05       0.11       0.04       0.07
  Net gain (loss) on
    investments and foreign
    currency related items (both
    realized and unrealized)                 (0.65)         (0.28)       2.63      (3.86)     (1.34)      0.99
                                           -------        -------     -------    -------   --------   --------
      Total from investment
       activities                            (0.59)         (0.24)       2.68      (3.75)     (1.30)      1.06
                                           -------        -------     -------    -------   --------   --------
LESS DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net
    investment income                        (0.03)          0.00        0.00      (0.04)     (0.03)     (0.08)
  Distributions from net realized
    gains                                     0.00           0.00        0.00      (0.44)     (0.04)     (0.07)
                                           -------        -------     -------    -------   --------   --------
      Total dividends and
       distributions                         (0.03)          0.00        0.00      (0.48)     (0.07)     (0.15)
                                           -------        -------     -------    -------   --------   --------
NET ASSET VALUE, END OF PERIOD             $  8.41        $  9.03     $  9.27    $  6.59   $  10.82   $  12.19
                                           =======        =======     =======    =======   ========   ========
      Total return                           (6.59)%(1)     (2.59)%     40.67%    (35.95)%   (10.71)%     9.46%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000s omitted)                           $64,298        $60,482     $67,783    $60,189   $155,806   $218,421
    Ratio of expenses to
      average net assets(2)                   1.66%(3)       1.67%       1.66%      1.65%      1.66%      1.62%
    Ratio of net income to
      average net assets                      0.80%(3)       0.44%       0.55%      1.00%      0.24%      0.31%
    Decrease reflected in above
      operating expense ratios
      due to waivers/
      reimbursements                          0.74%(3)       0.79%       0.73%      0.63%      0.46%      0.77%
Portfolio turnover rate                      103.41%       232.47%     196.07%    125.59%     92.48%     61.84%

--------------------------------------------------------------------------------
(1) Non-annualized.
(2) Interest earned on uninvested cash balances is used to offset portions of the transfer agent expenses. These arrangements resulted in a reduction to the Common Class shares' expenses by .01%, .02%, .01%, .00%, .01% and .01% for the six months ended April 30, 2001 and for the years ending October 31, 2000, 1999, 1998, 1997 and 1996, respectively. The Common Class shares' operating expense ratios after reflecting these arrangements were 1.65%, 1.65%, 1.65%, 1.65%, 1.65% and 1.61% for the six months ended April 30,
    2001 and for the years ended October 31, 2000, 1999, 1998, 1997 and 1996, respectively.
(3) Annualized.

                See Accompanying Notes to Financial Statements.

CREDIT SUISSE WARBURG PINCUS EMERGING MARKETS FUND
FINANCIAL HIGHLIGHTS
(For an Advisor Class Share of the Fund Outstanding Throughout Each Period)

                                          FOR THE SIX
                                         MONTHS ENDED                 FOR THE YEAR ENDED OCTOBER 31,
                                        APRIL 30, 2001   ------------------------------------------------------
                                          (UNAUDITED)       2000         1999      1998       1997       1996
                                        --------------     ------       -----     ------     ------     ------
PER-SHARE DATA
  Net asset value, beginning
    of period                               $ 8.78         $ 9.03       $6.44     $10.87     $12.21     $11.30
                                            ------         ------       -----     ------     ------     ------
INVESTMENT ACTIVITIES:
  Net investment income (loss)                0.09           0.07        0.04       0.21       0.00      (0.08)
  Net gain (loss) on
    investments and foreign
    currency related items
    (both realized and
    unrealized)                              (0.68)         (0.32)       2.55      (4.16)     (1.33)      1.11
                                            ------         ------       -----     ------     ------     ------
      Total from investment
       activities                            (0.59)         (0.25)       2.59      (3.95)     (1.33)      1.03
                                            ------         ------       -----     ------     ------     ------
LESS DIVIDENDS AND
DISTRIBUTIONS:
  Dividends from net
    investment income                         0.00           0.00        0.00      (0.04)      0.00      (0.05)
  Distributions from net
    realized gains                            0.00           0.00        0.00      (0.44)     (0.01)     (0.07)
                                            ------         ------       -----     ------     ------     ------
      Total dividends and
       distributions                          0.00           0.00        0.00      (0.48)     (0.01)     (0.12)
                                            ------         ------       -----     ------     ------     ------
NET ASSET VALUE, END OF PERIOD              $ 8.19         $ 8.78       $9.03     $ 6.44     $10.87     $12.21
                                            ======         ======       =====     ======     ======     ======
      Total return                           (6.72)%(1)     (2.77)%     40.22%    (37.71)%   (10.94)%     9.20%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000s omitted)                            $1,895         $   67       $  42     $   26     $  266     $  149
    Ratio of expenses to average
      net assets(2)                           1.91%(3)       1.92%       1.91%      1.90%      1.90%      1.90%
    Ratio of net income (loss) to
      average net assets                      1.15%(3)       0.29%       0.81%      1.01%     (0.09)%    (0.57)%
    Decrease reflected in
      above operating expense
      ratios due to waivers/
      reimbursements                          0.64%(3)       0.75%       0.80%      0.94%      0.58%      0.65%
Portfolio turnover rate                     103.41%        232.47%     196.07%    125.59%     92.48%     61.84%

--------------------------------------------------------------------------------
(1) Non-annualized.
(2) Interest earned on uninvested cash balances is used to offset portions of the transfer agent expenses. These arrangements resulted in a reduction to the Advisor Class shares' expenses by .01%, .02%, .01%, .00%, .00% and .00% for the six months ended April 30, 2001 and for each of the years ended October 31, 2000, 1999, 1998, 1997 and 1996, respectively. The Advisor
    Class shares' operating expense ratios after reflecting these arrangements were 1.90% for the six months ended April 30, 2001 and for each of the years ended October 31, 2000, 1999, 1998, 1997 and 1996, respectively.
(3) Annualized.

                See Accompanying Notes to Financial Statements.

CREDIT SUISSE WARBURG PINCUS EMERGING MARKETS FUND
FINANCIAL HIGHLIGHTS
(For an Institutional Class Share of the Fund Outstanding Throughout Each
  Period)

                                                      FOR THE SIX
                                                      MONTHS ENDED       FOR THE YEAR
                                                     APRIL 30, 2001          ENDED
                                                      (UNAUDITED)       OCTOBER 31,2000(1)
                                                     --------------     -----------------
PER-SHARE DATA
  Net asset value, beginning of period                     $ 9.05           $ 14.26
                                                         --------          --------

INVESTMENT ACTIVITIES:
  Net investment income                                      0.05              0.07
  Net loss on investments
    and foreign currency related items
    (both realized and unrealized)                          (0.63)            (5.28)
                                                         --------          --------
      Total from investment activities                      (0.58)            (5.21)
                                                         --------          --------
LESS DIVIDENDS:
  Dividends from net investment income                      (0.06)             0.00
                                                         --------          --------
      Total dividends and distributions                     (0.06)             0.00
                                                         --------          --------
NET ASSET VALUE, END OF PERIOD                             $ 8.41            $ 9.05
                                                         ========          ========
      Total return                                          (6.48)%(2)       (36.54)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted)                  $ 1,976           $ 2,837
    Ratio of expenses to average net assets(3)               1.36%(4)          1.37%(4)
    Ratio of net income to average net assets                1.08%(4)          0.70%(4)
    Decrease reflected in above operating expense
      ratios due to waivers/reimbursements                   0.70%(4)          0.77%(4)
Portfolio turnover rate                                    103.41%           232.47%

--------------------------------------------------------------------------------
(1) For the period February 11, 2000 (inception date) through October 31, 2000.
(2) Non-annualized.
(3) Interest earned on uninvested cash balances is used to offset portions of the transfer agent expenses. These arrangements resulted in a reduction to the Institutional Class shares' expenses by .01% and .02% for the six months ended April 30, 2001 and the period ended October 31, 2000, respectively. The Institutional Class shares' operating expense ratios after reflecting these arrangements was 1.35% for the six months ended
    April 30, 2001 and the period ended October 31, 2000, respectively.
(4) Annualized.

                See Accompanying Notes to Financial Statements.

CREDIT SUISSE WARBURG PINCUS INTERNATIONAL EQUITY II FUND
FINANCIAL HIGHLIGHTS
(For a Common Class Share of the Fund Outstanding Throughout Each Period)

                                                                  COMMON CLASS
                                                     ---------------------------------------
                                                        FOR THE SIX
                                                       MONTHS ENDED       FOR THE YEAR
                                                      APRIL 30, 2001          ENDED
                                                        (UNAUDITED)      OCTOBER 31, 2000(1)
                                                     --------------     -----------------
PER-SHARE DATA
  Net asset value, beginning
    of period                                             $ 12.05            $13.05
                                                         --------          --------
INVESTMENT ACTIVITIES:
  Net investment loss                                       (0.75)            (0.11)(2)
  Net loss on investments
    and foreign currency related
    items (both realized
    and unrealized)                                         (0.23)            (0.89)
                                                         --------          --------
      Total from investment
      activities                                            (0.98)            (1.00)
                                                         --------          --------
LESS DISTRIBUTIONS:
  Distributions from net
    realized gains                                          (0.77)             0.00
                                                         --------          --------
      Total dividends and
      distributions                                         (0.77)             0.00
                                                         --------          --------
  NET ASSET VALUE, END OF PERIOD                          $ 10.30            $12.05
                                                         ========          ========
    Total Return                                            (8.53)%(3)        (7.66)%(3)
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                        $   137            $  138
  Ratio of expenses to average
    net assets                                               1.71%(4)          1.63%(3)
  Ratio of net loss to average
    net assets                                              (0.34)%(4)        (0.87)%(3)
  Portfolio turnover rate                                  146.68%            45.20%

--------------------------------------------------------------------------------
(1) For the period August 1, 2000 (inception date) through October 31, 2000.
(2) Per share information is calculated using the average shares outstanding method.
(3) Non-annualized.
(4) Annualized.

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS INTERNATIONAL EQUITY II FUND
FINANCIAL HIGHLIGHTS
(For a Class D Share of the Fund Outstanding Throughout Each Period)


                                                         CLASS D
                                           --------------------------------------------
                                      FOR THE SIX     FOR THE YEAR      FOR THE YEAR
                                     MONTHS ENDED         ENDED             ENDED
                                    APRIL 30, 2001     OCTOBER 31,       OCTOBER 31,
                                      (UNAUDITED)         2000              1999(1)
                                    --------------    ------------      --------------
PER-SHARE DATA
  Net asset value, beginning
    of period                            $ 12.09            $14.02           $12.69
                                        --------          --------          -------
INVESTMENT ACTIVITIES:
  Net investment income (loss)             (0.02)             0.02(2)         (0.14)(2)
  Net gain (loss) on investments
    and foreign currency related
    items (both realized
    and unrealized)                        (0.95)            (0.17)            1.47
                                        --------          --------          -------
    Total from investment
      activities                           (0.97)            (0.15)            1.33
                                        --------          --------          -------
LESS DISTRIBUTIONS:
  Distributions from net
    realized gains                         (0.77)            (1.78)            0.00
                                        --------          --------          -------
      Total dividends and
      distributions                        (0.77)            (1.78)            0.00
                                        --------          --------          -------
  NET ASSET VALUE, END OF PERIOD         $ 10.35            $12.09           $14.02
                                        ========          ========          =======
    Total Return                           (8.41)%(3)        (1.70)%          10.48%(3)
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)       $ 4,114            $4,738           $1,586
  Ratio of expenses to average
    net assets                              1.46%(4)          1.50%            1.90%(4)
  Ratio of net income (loss) to
    average net assets                     (0.08)%(4)         0.18%           (1.14)%(4)
  Decrease reflected in above operating
    expense ratios due to
    waivers/reimbursements                  0.00%             0.00%            0.04%(4)
  Portfolio turnover rate                 146.68%            45.20%           82.00%

--------------------------------------------------------------------------------
(1) For the period May 13, 1999 (inception date) through October 31, 1999.
(2) Per share information is calculated using the average shares outstanding method.
(3) Non-annualized.
(4) Annualized.

                See Accompanying Notes to Financial Statements.

CREDIT SUISSE WARBURG PINCUS INTERNATIONAL EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS
April 30, 2001 (Unaudited)

NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

   The Credit Suisse Warburg Pincus Global Post-Venture Capital Fund ("Global Post-Venture Capital"), the Credit Suisse Warburg Pincus International Equity Fund ("International Equity"), the Credit Suisse Warburg Pincus International Small Company Fund ("International Small Company"), and the Credit Suisse Warburg Pincus Major Foreign Markets Fund ("Major Foreign Markets"), each a Maryland Corporation, and the Credit Suisse Warburg Pincus International Equity II Fund ("International Equity II"), a series of the Credit Suisse Warburg Pincus Opportunity Funds, a Delaware business trust, are registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as diversified, open-end management investment companies, and the Credit Suisse Warburg Pincus Emerging Markets Fund ("Emerging Markets"), a Maryland Corporation, is registered under the 1940 Act as a non-diversified, open-end management investment company (each, a "Fund" and collectively, the "Funds").

   Investment objectives for each Fund are as follows: Major Foreign Markets and International Equity seek long-term capital appreciation; International Small Company seeks capital appreciation; Emerging Markets seeks growth of capital; and Global Post-Venture Capital and International Equity II seek long-term growth of capital.

   Emerging Markets offers three classes of shares, one class being referred to as the Common Class, one class being referred to as the Advisor Class, and one class being referred to as the Institutional Class. International Equity and Global Post-Venture Capital currently offer the Common Class shares and Advisor Class shares. Major Foreign Markets and International Small Company currently offer only the Common Class. International Equity II offers Common Class, Class A, Class B, Class C and Class D shares. Each class of shares in each Fund represent an equal pro rata interest in each Fund, except that they bear different expenses which reflect the difference in the range of services provided to them. Common Class shares for International Small Company, Emerging Markets, International Equity II and Global Post-Venture Capital bear expenses paid pursuant to a shareholder servicing and distribution plan at an annual rate of .25% of the average daily net asset value of each Fund's Common Class shares. Common Class shares of International Equity and Institutional Class shares of Emerging Markets are not subject to shareholder servicing or distribution fees. Advisor Class shares bear expenses paid pursuant to a distribution plan at an annual rate not to exceed .75% of the average daily net asset value of the relevant Fund's Advisor Class shares. Advisor Class shares are currently bearing expenses of .50% of average daily net assets. Class A shares are sold with a front-end sales charge of 5.75% and bear expenses paid pursuant to a shareholder

CREDIT SUISSE WARBURG PINCUS INTERNATIONAL EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
April 30, 2001 (Unaudited)

NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -- (CONT'D)

servicing and distribution plan at an annual rate of .25% of the average daily net asset value of the Fund's Class A shares. Class B shares are sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held and bear expenses paid pursuant to a shareholder servicing and distribution plan at an annual rate of 1.00% of the average daily net asset value of the Fund's Class B shares. Class C shares are sold with a contingent deferred sales charge of 1% if redeemed within the first year of purchase and bear expenses paid pursuant to a shareholder servicing and distribution plan at an annual rate of 1.00% of the average daily net asset value of the Fund's Class C shares. Class D shares are sold exclusively to employees of Credit Suisse First Boston and its subsidiaries who are eligible to participate in the Credit Suisse First Boston Employee's Savings and Profit Sharing Plan and are not subject to shareholder servicing or distribution fees.

   Effective close of business on April 6, 2001, Emerging Markets acquired all of the net assets of the Credit Suisse Warburg Pincus Developing Markets Fund ("Developing Markets") in a tax-free exchange of shares. The shares exchanged were 1,258,747 shares (valued at $9,679,768) of the Common Class of Emerging Markets for 1,333,301 shares of Class A of Developing Markets, 3,190 shares (valued at $24,532) of the Common Class of Emerging Markets for 3,384 shares of Common Class of Developing Markets, 224,723 shares (valued at $1,683,178) of the Advisor Class of Emerging Markets for 241,489 shares of Class B of Developing Markets and 2,467 shares (valued at $18,476) of the Advisor Class of Emerging Markets for 2,655 shares of Class C of Developing Markets. The Developing Markets net assets of $11,401,894 at that date, which included $2,808,147 of unrealized depreciation, were combined with those of Emerging Markets. The aggregate net assets of Developing Markets and Emerging Markets immediately before the acquisition were $11,401,894 and $53,949,046, respectively and the combined net assets of Emerging Markets were $65,350,940.

   A) SECURITY VALUATION -- The net asset value of each Fund is determined daily as of the close of regular trading on the New York Stock Exchange. Each Fund's investments are valued at market value, which is generally determined using the last reported sales price. If no sales are reported, investments are generally valued at the last reported bid price. If market quotations are not readily available, securities and other assets are valued by another method that the Board of Directors believes accurately

CREDIT SUISSE WARBURG PINCUS INTERNATIONAL EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
April 30, 2001 (Unaudited)

NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -- (CONT'D)

reflects fair value. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless the Board determines that using this method would not reflect an investment's value.

   Global Post-Venture Capital initially values its investments in private-equity portfolios at cost. After that, the Fund values these investments according to reports from the private-equity portfolios that Abbott Capital Management, LLC ("Abbott"), the Fund's sub-investment adviser, generally receives on a quarterly basis. The Fund's net asset value typically will not reflect interim changes in the values of its private-equity portfolio investments.

   B) FOREIGN CURRENCY TRANSACTIONS -- The books and records of the Funds are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate at the end of the period. Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the results of operations for the current period. The Funds do not isolate that portion of realized gains and losses on investments in equity securities which are due to changes in the foreign exchange rate from that which are due to changes in market prices of equity securities. The Funds isolate that portion of realized gains and losses on investments in debt securities which are due to changes in the foreign exchange rate from that which are due to changes in market prices of debt securities.

   C) SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Income, expenses (excluding class-specific expenses, principally distribution and shareholder servicing fees) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares. Effective November 1, 1998, class specific expenses no longer include transfer agent fees; accordingly these fees will be allocated proportionately based upon the relative net asset value of outstanding shares. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

CREDIT SUISSE WARBURG PINCUS INTERNATIONAL EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
April 30, 2001 (Unaudited)

NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -- (CONT'D)

   D) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid at least annually for all Funds. However, to the extent that a net realized capital gain can be reduced by a capital loss carryover, such gain will not be distributed. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

   E) FEDERAL INCOME TAXES -- No provision is made for federal taxes as it is each Fund's intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended (the "Code"), and make the requisite distributions to its shareholders which will be sufficient to relieve it from federal income and excise taxes.

   F) USE OF ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

   G) REPURCHASE AGREEMENTS -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, each Fund, along with other Funds advised by Credit Suisse Asset Management, LLC, the Funds' investment adviser ("CSAM"), may transfer uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by the Funds' custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

   H) OTHER -- The Funds may invest in securities of foreign countries and governments which involve certain risks in addition to those inherent in domestic investments. Such risks generally include, among others, currency risks (fluctuations in currency exchange rates), information risk (key information may be inaccurate or unavailable) and political risk (expropriation, nationalization or the imposition of capital or currency controls or punitive taxes). Other risks of investing in foreign securities include liquidity and valuation risks.

CREDIT SUISSE WARBURG PINCUS INTERNATIONAL EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
April 30, 2001 (Unaudited)

NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -- (CONT'D)

   Each Fund's investments in securities of issuers located in less developed countries considered to be "emerging markets" involve risks in addition to those generally applicable to foreign securities. Focusing on emerging (less developed) markets involves higher levels of risk, including increased currency, information, liquidity, market, political and valuation risks. Deficiencies in regulatory oversight, market infrastructure, shareholder protections and company laws could expose the Funds to operational and other risks as well. Some countries may have restrictions that could limit the Funds' access to attractive opportunities. Additionally, emerging markets often face serious economic problems (such as high external debt, inflation and unemployment) that could subject the Funds to increased volatility or substantial declines in value.

   The Funds may be subject to taxes imposed by countries in which they invest, with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The Funds accrue such taxes when the related income or capital gains are earned.

   Costs incurred in connection with the organization and offering of shares have been deferred and are being amortized over a period of five years and one year, respectively, from the date each Fund commenced its operations.

NOTE 2. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

   Donaldson, Lufkin & Jenrette ("DLJ") was acquired by Credit Suisse Group ("Credit Suisse") on November 3, 2000 (the "Acquisition"). Prior to the Acquisition, DLJ Asset Management Group ("DLJAM"), a wholly-owned subsidiary of Donaldson, Lufkin & Jenrette Securities Corporation , a wholly-owned subsidiary of DLJ, served as advisor to International Equity II. Credit Suisse combined the investment advisory business of DLJAM with its existing U.S. asset management business. Accordingly, CSAM currently serves as each Fund's investment adviser. For its investment advisory services, CSAM receives the following fees based on each Fund's average daily net assets:

     FUND                                               ANNUAL RATE
     ----                                   ---------------------------------
     Global Post-Venture Capital            1.25% of average daily net assets
     Major Foreign Markets                  1.00% of average daily net assets
     International Equity                   1.00% of average daily net assets
     International Small Company            1.10% of average daily net assets
     Emerging Markets                       1.25% of average daily net assets
     International Equity II                1.00% of average daily net assets

CREDIT SUISSE WARBURG PINCUS INTERNATIONAL EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
April 30, 2001 (Unaudited)

NOTE 2. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES -- (CONT'D)

   For the six months ended April 30, 2001, investment advisory fees and waivers were as follows:

                                         GROSS                          NET
     FUND                            ADVISORY FEE     WAIVER       ADVISORY FEE
     ----                           -------------     ------       ------------
     Global Post-Venture Capital     $1,088,829    $ (308,347)     $  780,482
     Major Foreign Markets              320,836      (186,292)        134,544
     International Equity             3,545,634             0       3,545,634
     International Small Company        283,054      (166,479)        116,575
     Emerging Markets                   370,305      (219,406)        150,899
     International Equity II            267,381             0         267,381

   Abbott Capital Management, LLC ("Abbott") serves as sub-investment adviser for Global Post-Venture Capital's assets invested in U.S. or foreign private limited partnerships or other investment funds ("Private Fund Investments"). Pursuant to the sub-advisory agreement between Abbott and CSAM, Abbott is entitled to a quarterly fee from CSAM at the annual rate of 1.00% of the value of the Fund's Private Fund Investments as of the end of each calendar quarter. No compensation is paid by Global Post-Venture Capital to Abbott for its sub-investment advisory services.

   Credit Suisse Asset Management Securities, Inc. ("CSAMSI"), an affiliate of CSAM, and PFPC Inc. ("PFPC"), an indirect, wholly-owned subsidiary of PNC Financial Services Group, serve as each Fund's co-administrators. Prior to February 1, 2001, DLJAM and then CSAM provided administration services to International Equity II without charge. For its administrative services, CSAMSI currently receives a fee calculated at an annual rate of .10% of each Fund's average daily net assets.

   For the six months ended April 30, 2001, administrative services fees earned by CSAMSI were as follows:

    FUND                                     CO-ADMINISTRATION FEE
    ----                                     ---------------------
    Global Post-Venture Capital                   $ 87,106
    Major Foreign Markets                           32,084
    International Equity                           354,563
    International Small Company                     25,732
    Emerging Markets                                28,468
    International Equity II                         12,245

   For its administrative services though February 4, 2001, PFPC received a fee, exclusive of out-of-pocket expenses, based on the following fee structure:

     AVERAGE DAILY NET ASSETS                       ANNUAL RATE
     ------------------------              --------------------------------
     First $500 million                    .11% of average daily net assets
     Next $1 billion                       .09% of average daily net assets
     Over $1.5 billion                     .07% of average daily net assets

CREDIT SUISSE WARBURG PINCUS INTERNATIONAL EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
April 30, 2001 (Unaudited)

NOTE 2. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES -- (CONT'D)

   Effective February 5, 2001, for its administrative services, PFPC received a fee, exclusive of out-of-pocket expenses, based on the following fee structure:

    AVERAGE DAILY NET ASSETS                         ANNUAL RATE
    ------------------------              --------------------------------
    First $500 million                    .08% of average daily net assets
    Next $1 billion                       .07% of average daily net assets
    Over $1.5 billion                     .06% of average daily net assets

   For the six months ended April 30, 2001, administrative service fees earned and voluntarily waived by PFPC (including out of pocket expenses) were as follows:

                                                                            NET
                                   CO-ADMINISTRATION                 CO-ADMINISTRATION
     FUND                                 FEE             WAIVER            FEE
     ----                          -----------------    ---------    -----------------
     Global Post-Venture Capital       $ 89,785         $     0        $  89,785
     Major Foreign Markets               34,810               0           34,810
     International Equity               333,167               0          333,167
     International Small Company         31,210          (2,587)          28,623
     Emerging Markets                    34,173               0           34,173
     International Equity II             36,120               0           36,120

   In addition to serving as each Fund's co-administrator, CSAMSI currently serves as distributor of each Fund's shares. Pursuant to a distribution plan adopted by each Fund pursuant to Rule 12b-1 under the 1940 Act, CSAMSI receives a fee for its distribution services. This fee is calculated at an annual rate of .25% of the average daily net assets of the Class A shares of International Equity II and of the Common Class shares of International Equity II, International Small Company, Emerging Markets, and Global Post-Venture Capital. For the Advisor Class shares of International Equity, Emerging Markets, and Global Post-Venture, the fee is calculated at an annual rate of .50% of average daily net assets. For the Class B and Class C shares of International Equity II, the fee is calculated at an annual rate of 1.00% of average daily net assets. CSAMSI may use this fee to compensate service organizations for shareholder servicing and distribution services. Prior to December 18, 2000, Donaldson, Lufkin & Jenrette Securities Corp. ("DLJSC") served as the distributor of the shares of International Equity II.

CREDIT SUISSE WARBURG PINCUS INTERNATIONAL EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
April 30, 2001 (Unaudited)
NOTE 2. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES-- (CONT'D)

   For the six months ended April 30, 2001, shareholder servicing and distribution fees paid to CSAMSI were as follows:

                                                   SHAREHOLDER SERVICING/
           FUND                                       DISTRIBUTION FEE
           ----                                    ----------------------
           Global Post-Venture Capital
            Common Class Shares                          $209,242
            Advisor Class Shares                           17,048
                                                         --------
                                                         $226,290
                                                         ========
           International Equity
            Advisor Class Shares                         $347,025
                                                         ========
           International Small Company
            Common Class Shares                          $ 64,331
                                                         ========
           Emerging Markets
            Common Class Shares                          $ 71,012
            Advisor Class Shares                              633
                                                         --------
                                                         $ 71,645
                                                         ========
           International Equity II
            Common Class Shares                          $    199
            Class A Shares                                 55,505
            Class B Shares                                 21,595
            Class C Shares                                    745
                                                         --------
                                                         $ 78,044
                                                         ========

   For the six months ended April 30, 2001, CSAMSI and its affiliates advised International Equity II that it retained $6,870 from commissions earned on the sale of International Equity II's shares.

   The Funds have an arrangement with their transfer agent whereby interest earned on uninvested cash balances is used to offset a portion of the transfer agent expense. For the six months ended April 30, 2001, the following Funds received credits or reimbursements under this arrangement:

           FUND                                            AMOUNT
           ----                                           -------
           Global Post-Venture Capital                    $10,280
           Major Foreign Markets                            4,067
           International Equity                            34,491
           International Small Company                      3,473
           Emerging Markets                                 3,190

CREDIT SUISSE WARBURG PINCUS INTERNATIONAL EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
April 30, 2001 (Unaudited)

   NOTE 2. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES-- (CONT'D)

   Merrill Corporation ("Merrill"), an affiliate of CSAM, has been engaged by the Funds to provide certain financial printing services. For the six months ended April 30, 2001, Merrill was paid by the Funds as follows:

           FUND                                            AMOUNT
           ----                                            ------
           Global Post-Venture Capital                    $ 9,089
           Major Foreign Markets                            3,272
           International Equity                            46,468
           International Small Company                      2,684
           Emerging Markets                                13,237
           International Equity II                          3,557

NOTE 3. LINE OF CREDIT

   Through June 19, 2001, the Funds, with the exception of International Equity II, together with other funds advised by CSAM (collectively, the "Participating Funds"), participated in a $350 million committed, unsecured, line of credit facility ("Prior Credit Facility") with Deutsche Bank, A.G. as administrative agent, State Street Bank and Trust Company as operations agent, Bank of Nova Scotia as syndication agent and certain other lenders, for temporary or emergency purposes primarily relating to unanticipated Participating Funds' share redemptions. Under the terms of the Prior Credit Facility, the Participating Funds paid an aggregate commitment fee at a rate of .075% per annum on the entire amount of the Prior Credit Facility, which was allocated among the Participating Funds in such manner as was determined by the governing Boards of the various Participating Funds. In addition, the Participating Funds paid interest on borrowings at the Federal funds rate plus .50%. At April 30, 2001, there were no loans outstanding for any of the Funds. During the six months ended April 30, 2001, the following Funds had borrowings under the Prior Credit Facility:

                                                        AVERAGE      MAXIMUM
                                        AVERAGE DAILY   INTEREST    DAILY LOAN
           FUND                         LOAN BALANCE     RATE %     OUTSTANDING
           ----                         ------------    --------    -----------
           Global Post-Venture Capital   $25,690          5.60       $2,558,000
           Major Foreign Markets          29,658          5.89        3,023,000
           International Small Company    63,247          5.91        2,096,000
           Emerging Markets               81,079          5.86        2,798,000

   Effective June 20, 2001, the Participating Funds, together with additional funds advised by CSAM (collectively with the Participating Funds, the "New Participating Funds"), established a new $200 million committed, unsecured, line of credit facility (the "New Credit Facility") with Deutsche Bank, A.G. as administrative agent, State Street Bank and Trust Company as operations agent, BNP Paribas as syndication agent and certain other lenders, for the

CREDIT SUISSE WARBURG PINCUS INTERNATIONAL EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
April 30, 2001 (Unaudited)

NOTE 3. LINE OF CREDIT -- (CONT'D)

same purposes as the Prior Credit Facility. Under the terms of the New Credit Facility, the New Participating Funds pay an aggregate commitment fee at a rate of .10% per annum on the average unused amount of the New Credit Facility, which is allocated among the New Participating Funds in such manner as is determined by the governing Boards of the New Participating Funds. The interest rate paid under the New Credit Facility is unchanged from the rate paid under the Prior Credit Facility.

NOTE 4. PURCHASES AND SALES OF SECURITIES

   For the six months ended April 30, 2001, purchases and sales of investment securities (excluding short-term investments) were as follows:

           FUND                            PURCHASES        SALES
           ----                            ---------        -----
           Global Post-Venture Capital   $122,070,216   $106,559,823
           Major Foreign Markets           48,482,454     66,382,729
           International Equity           488,777,620    526,549,444
           International Small Company     26,943,621     41,454,510
           Emerging Markets                58,427,248     56,917,922
           International Equity II         10,292,854     15,911,375

   At April 30, 2001, the net unrealized appreciation from investments for those securities having an excess of value over cost and net depreciation from investments for those securities having an excess of cost over value (based on cost for federal income tax purposes) was as follows:

                                                                      NET UNREALIZED
                                          UNREALIZED    UNREALIZED     APPRECIATION
           FUND                          APPRECIATION  DEPRECIATION   (DEPRECIATION)
           ----                          ------------  ------------   --------------
           Global Post-Venture Capital   $20,594,210   $(25,604,826)   $ (5,010,616)
           Major Foreign Markets           5,660,478     (2,435,309)      3,225,169
           International Equity           52,268,572    (70,908,585)    (18,640,013)
           International Small Company     4,606,254     (8,850,711)     (4,244,457)
           Emerging Markets                6,844,461     (7,786,899)       (942,438)
           International Equity II         5,962,505     (5,158,740)        803,765

NOTE 5. CAPITAL SHARE TRANSACTIONS

   Each Fund (except Emerging Markets and International Equity II) is authorized to issue three billion full and fractional shares of capital stock, $.001 par value per share, of which two billion shares of each Fund are classified as Advisor Class shares and one billion shares are classified as Common Class shares. Emerging Markets is authorized to issue three billion full and fractional shares of capital stock, $.001 par value per share, of which one billion are classified as Common shares, one billion are classified as Advisor shares, and one billion are classified as Institutional shares. International

CREDIT SUISSE WARBURG PINCUS INTERNATIONAL EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
April 30, 2001 (Unaudited)

NOTE 5. CAPITAL SHARE TRANSACTIONS -- (CONT'D)

Equity II is authorized to issue an unlimited number of full and fractional shares of capital stock, $.001 par value per share. Transactions in classes of each Fund were as follows:

                                                         GLOBAL POST-VENTURE CAPITAL
                                  ---------------------------------------------------------------------
                                                                COMMON CLASS
                                  ---------------------------------------------------------------------
                                                 FOR THE                          FOR THE
                                             SIX MONTHS ENDED                    YEAR ENDED
                                              APRIL 30, 2001                     OCTOBER 31,
                                               (UNAUDITED)                          2000
                                    -------------------------------     -------------------------------
                                       SHARES            VALUE             SHARES             VALUE
                                    -----------     ---------------     ------------    ---------------
Shares sold                           2,952,505     $    65,584,985        9,113,501    $   273,832,742
Shares exchanged due to merger                0                   0        2,547,701         85,282,770
Shares issued in reinvestment of
  distributions                               0                   0           67,715          1,654,263
Shares repurchased                   (3,163,554)        (67,315,394)      (4,450,270)      (133,359,377)
                                    -----------     ---------------     ------------    ---------------
Net increase (decrease)                (211,049)    $    (1,730,409)       7,278,647    $   227,410,398
                                    ===========     ===============     ============    ===============

                                                     GLOBAL POST-VENTURE CAPITAL
                                  ---------------------------------------------------------------------
                                                              ADVISOR CLASS
                                  ---------------------------------------------------------------------
                                                 FOR THE                          FOR THE
                                             SIX MONTHS ENDED                    YEAR ENDED
                                              APRIL 30, 2001                     OCTOBER 31,
                                               (UNAUDITED)                          2000
                                    -------------------------------     -------------------------------
                                       SHARES            VALUE             SHARES             VALUE
                                    -----------     ---------------     ------------    ---------------
Shares sold                             295,861     $     5,504,585          225,968    $     6,738,875
Shares exchanged due to merger                0                   0          157,637          5,226,453
Shares issued in reinvestment of
  distributions                               0                   0               92              2,232
Shares repurchased                     (286,206)         (5,321,191)         (71,708)        (2,130,693)
                                    -----------     ---------------     ------------    ---------------
Net increase                              9,655     $       183,394          311,989    $     9,836,867
                                    ===========     ===============     ============    ===============

                                                          MAJOR FOREIGN MARKETS
                                  ---------------------------------------------------------------------
                                                               COMMON CLASS
                                  ---------------------------------------------------------------------
                                                 FOR THE                          FOR THE
                                             SIX MONTHS ENDED                    YEAR ENDED
                                              APRIL 30, 2001                     OCTOBER 31,
                                               (UNAUDITED)                          2000
                                    -------------------------------     -------------------------------
                                       SHARES            VALUE             SHARES             VALUE
                                    -----------     ---------------     ------------    ---------------
Shares sold                           5,706,738     $    68,983,096       12,386,090    $   207,100,571
Shares issued in reinvestment
  of dividends and distributions        951,643          11,657,621          192,248          3,118,268
Shares repurchased                   (7,986,184)        (97,781,498)     (12,225,424)      (206,140,907)
                                    -----------     ---------------     ------------    ---------------
Net increase (decrease)              (1,327,803)    $   (17,140,781)         352,914    $     4,077,932
                                    ===========     ===============     ============    ===============

CREDIT SUISSE WARBURG PINCUS INTERNATIONAL EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
April 30, 2001 (Unaudited)

NOTE 5. CAPITAL SHARE TRANSACTIONS -- (CONT'D)

                                                      INTERNATIONAL EQUITY FUND
                                  ---------------------------------------------------------------------
                                                              COMMON CLASS
                                  ---------------------------------------------------------------------
                                                 FOR THE                          FOR THE
                                             SIX MONTHS ENDED                    YEAR ENDED
                                              APRIL 30, 2001                     OCTOBER 31,
                                               (UNAUDITED)                          2000
                                    -------------------------------     -------------------------------
                                       SHARES            VALUE             SHARES             VALUE
                                    -----------     ---------------     ------------    ---------------
Shares sold                          69,997,220     $ 1,022,020,269      123,478,077    $ 3,048,465,478
Shares issued in reinvestment of
  dividends and distributions         9,199,267         138,540,969          256,151          6,250,071
Shares repurchased                  (75,562,825)     (1,126,025,787)    (132,806,901)    (3,318,259,113)
                                    -----------     ---------------     ------------    ---------------
Net increase (decrease)               3,633,662     $    34,535,451       (9,072,673)   $  (263,543,564)
                                    ===========     ===============     ============    ===============

                                                       INTERNATIONAL EQUITY FUND
                                  ---------------------------------------------------------------------
                                                             ADVISOR CLASS
                                  ---------------------------------------------------------------------
                                                 FOR THE                          FOR THE
                                             SIX MONTHS ENDED                    YEAR ENDED
                                              APRIL 30, 2001                     OCTOBER 31,
                                               (UNAUDITED)                          2000
                                    -------------------------------     -------------------------------
                                       SHARES            VALUE             SHARES             VALUE
                                    -----------     ---------------     ------------    ---------------
Shares sold                           4,077,767     $    57,083,642        3,464,050    $    85,559,324
Shares issued in reinvestment of
  dividends and distributions         2,378,504          35,368,348           18,613            449,139
Shares repurchased                   (5,958,363)        (85,072,345)      (5,843,253)      (142,407,373)
                                    -----------     ---------------     ------------    ---------------
Net increase (decrease)                 497,908     $     7,379,645       (2,360,590)   $   (56,398,910)
                                    ===========     ===============     ============    ===============

                                                      INTERNATIONAL SMALL COMPANY
                                  ---------------------------------------------------------------------
                                                               COMMON CLASS
                                  ---------------------------------------------------------------------
                                                 FOR THE                          FOR THE
                                             SIX MONTHS ENDED                    YEAR ENDED
                                              APRIL 30, 2001                     OCTOBER 31,
                                               (UNAUDITED)                          2000
                                    -------------------------------     -------------------------------
                                       SHARES            VALUE             SHARES             VALUE
                                    -----------     ---------------     ------------    ---------------
Shares sold                           5,458,010     $   110,901,561       15,109,020    $   482,388,865
Shares issued in reinvestment
  of dividends and distributions              0                   0           64,420          1,830,186
Shares repurchased                   (6,052,663)       (125,023,776)     (13,260,429)      (422,519,831)
                                    -----------     ---------------     ------------    ---------------
Net increase (decrease)                (594,653)    $   (14,122,215)       1,913,011    $    61,699,220
                                    ===========     ===============     ============    ===============

CREDIT SUISSE WARBURG PINCUS INTERNATIONAL EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
April 30, 2001 (Unaudited)

NOTE 5. CAPITAL SHARE TRANSACTIONS -- (CONT'D)

                                                            EMERGING MARKETS
                                  ---------------------------------------------------------------------
                                                              COMMON CLASS
                                  ---------------------------------------------------------------------
                                                 FOR THE                          FOR THE
                                             SIX MONTHS ENDED                    YEAR ENDED
                                              APRIL 30, 2001                     OCTOBER 31,
                                               (UNAUDITED)                          2000
                                    -------------------------------     -------------------------------
                                       SHARES            VALUE             SHARES             VALUE
                                    -----------     ---------------     ------------    ---------------
Shares sold                           9,719,293     $    86,035,695       29,336,126    $   341,084,971
Shares exchanged due to merger        1,261,937           9,699,438                0                  0
Shares issued in reinvestment of
  dividends                              18,093             157,049          119,041         1,697,6520
Shares repurchased                  (10,046,596)        (86,434,421)     (30,071,481)      (355,261,716)
                                    -----------     ---------------     ------------    ---------------
Net increase (decrease)                 952,727     $     9,457,761         (616,314)   $   (12,479,093)
                                    ===========     ===============     ============    ===============

                                                            EMERGING MARKETS
                                  ---------------------------------------------------------------------
                                                             ADVISOR CLASS
                                  ---------------------------------------------------------------------
                                                 FOR THE                          FOR THE
                                             SIX MONTHS ENDED                    YEAR ENDED
                                              APRIL 30, 2001                     OCTOBER 31,
                                               (UNAUDITED)                          2000
                                    -------------------------------     -------------------------------
                                       SHARES            VALUE             SHARES             VALUE
                                    -----------     ---------------     ------------    ---------------
Shares sold                                 808     $         6,805           19,088    $       239,930
Shares exchanged due to merger          227,190           1,702,456                0                  0
Shares repurchased                       (4,260)            (34,790)         (16,175)          (201,146)
                                    -----------     ---------------     ------------    ---------------
Net increase                            223,738     $     1,674,471            2,913    $        38,784
                                    ===========     ===============     ============    ===============

                                                           EMERGING MARKETS
                                  ---------------------------------------------------------------------
                                                          INSTITUTIONAL CLASS
                                  ---------------------------------------------------------------------
                                                 FOR THE                          FOR THE
                                             SIX MONTHS ENDED                    YEAR ENDED
                                              APRIL 30, 2001                     OCTOBER 31,
                                               (UNAUDITED)                          2000
                                    -------------------------------     -------------------------------
                                       SHARES            VALUE             SHARES             VALUE
                                    -----------     ---------------     ------------    ---------------
Shares sold                               4,723     $        40,125           12,601    $       163,666
Shares issued in reinvestment of
  dividends                               1,542              13,356          427,128          6,091,618
Shares repurchased                      (84,697)           (718,172)        (126,209)        (1,448,239)
                                    -----------     ---------------     ------------    ---------------
Net increase (decrease)                 (78,432)    $      (664,691)         313,520    $     4,807,045
                                    ===========     ===============     ============    ===============

CREDIT SUISSE WARBURG PINCUS INTERNATIONAL EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
April 30, 2001 (Unaudited)

NOTE 5. CAPITAL SHARE TRANSACTIONS -- (CONT'D)

                                                         INTERNATIONAL EQUITY II
                                  ---------------------------------------------------------------------
                                                              COMMON CLASS
                                  ---------------------------------------------------------------------
                                                                               FOR THE PERIOD
                                                                               AUGUST 1, 2000
                                                 FOR THE                      (INCEPTION DATE)
                                             SIX MONTHS ENDED                      THROUGH
                                              APRIL 30, 2001                     OCTOBER 31,
                                               (UNAUDITED)                          2000
                                    -------------------------------     -------------------------------
                                       SHARES            VALUE             SHARES             VALUE
                                    -----------     ---------------     ------------    ---------------
Shares sold                             134,702     $     1,481,017           13,473    $        69,837
Shares issued in reinvestment of
  distributions                               1                   6                0                  0
Shares repurchased                     (132,870)         (1,465,746)          (2,037)           (23,981)
                                    -----------     ---------------     ------------    ---------------
Net increase                              1,833     $        15,277           11,436    $        45,856
                                    ===========     ===============     ============    ===============

                                                          INTERNATIONAL EQUITY II
                                  ---------------------------------------------------------------------
                                                                 CLASS A
                                  ---------------------------------------------------------------------
                                                 FOR THE                          FOR THE
                                             SIX MONTHS ENDED                    YEAR ENDED
                                              APRIL 30, 2001                     OCTOBER 31,
                                               (UNAUDITED)                          2000
                                    -------------------------------     -------------------------------
                                       SHARES            VALUE             SHARES             VALUE
                                    -----------     ---------------     ------------    ---------------
Shares sold                           2,773,770     $    29,867,810        6,796,992    $    88,797,638
Shares issued in reinvestment of
  distributions                         282,477           3,093,124          472,799          5,990,357
Shares repurchased                   (3,373,176)        (36,863,805)      (6,314,145)       (82,923,347)
                                    -----------     ---------------     ------------    ---------------
Net increase (decrease)                (316,929)    $    (3,902,871)         955,646    $    11,864,648
                                    ===========     ===============     ============    ===============

                                                         INTERNATIONAL EQUITY II
                                  ---------------------------------------------------------------------
                                                                 CLASS B
                                  ---------------------------------------------------------------------
                                                 FOR THE                          FOR THE
                                             SIX MONTHS ENDED                    YEAR ENDED
                                              APRIL 30, 2001                     OCTOBER 31,
                                               (UNAUDITED)                          2000
                                    -------------------------------     -------------------------------
                                       SHARES            VALUE             SHARES             VALUE
                                    -----------     ---------------     ------------    ---------------
Shares sold                              21,280     $       206,270          101,412    $     1,330,439
Shares issued in reinvestment of
  distributions                          31,241             327,721           57,330            704,010
Shares repurchased                      (93,452)           (949,694)        (124,475)        (1,616,495)
                                    -----------     ---------------     ------------    ---------------
Net increase (decrease)                 (40,931)    $      (415,703)          34,267    $       417,954
                                    ===========     ===============     ============    ===============

CREDIT SUISSE WARBURG PINCUS INTERNATIONAL EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
April 30, 2001 (Unaudited)

NOTE 5. CAPITAL SHARE TRANSACTIONS -- (CONT'D)

                                                         INTERNATIONAL EQUITY II
                                  ---------------------------------------------------------------------
                                                                  CLASS C
                                  ---------------------------------------------------------------------
                                                                               FOR THE PERIOD
                                                                               AUGUST 1, 2000
                                                 FOR THE                      (INCEPTION DATE)
                                             SIX MONTHS ENDED                      THROUGH
                                              APRIL 30, 2001                     OCTOBER 31,
                                               (UNAUDITED)                          2000
                                    -------------------------------     -------------------------------
                                       SHARES            VALUE             SHARES             VALUE
                                    -----------     ---------------     ------------    ---------------
Shares sold                               5,380     $        61,250          12,162     $        51,084
Shares issued in reinvestment of
  distributions                           1,200              12,608               0                   0
Shares repurchased                       (4,510)            (48,030)              0                   0
                                    -----------     ---------------     ------------    ---------------
Net increase                              2,070     $        25,828           12,162    $        51,084
                                    ===========     ===============     ============    ===============

                                                           INTERNATIONAL EQUITY II
                                  ---------------------------------------------------------------------
                                                                   CLASS D
                                  ---------------------------------------------------------------------
                                                 FOR THE                          FOR THE
                                             SIX MONTHS ENDED                    YEAR ENDED
                                              APRIL 30, 2001                     OCTOBER 31,
                                               (UNAUDITED)                          2000
                                    -------------------------------     -------------------------------
                                       SHARES            VALUE             SHARES             VALUE
                                    -----------     ---------------     ------------    ---------------
Shares sold                              70,930     $     1,365,008          447,723    $     6,062,902
Shares issued in reinvestment of
  distributions                          27,319             300,508           21,021            266,755
Shares repurchased                      (92,580)         (1,578,765)        (190,108)        (2,533,295)
                                    -----------     ---------------     ------------    ---------------
Net increase                              5,669     $        86,751          278,636    $     3,796,362
                                    ===========     ===============     ============    ===============

CREDIT SUISSE WARBURG PINCUS INTERNATIONAL EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
April 30, 2001 (Unaudited)

NOTE 6. FORWARD FOREIGN CURRENCY CONTRACTS

   Each Fund may enter into forward currency contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Each Fund will enter into forward foreign currency contracts primarily for hedging purposes. Forward foreign currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date or an offsetting position is entered into. At April 30, 2001 the following Funds had open forward foreign currency contracts:

MAJOR FOREIGN MARKETS:

                                                                                   UNREALIZED
                                                                                    FOREIGN
                           EXPIRATION  FOREIGN CURRENCY   CONTRACT     CONTRACT     EXCHANGE
FORWARD CURRENCY CONTRACT     DATE        TO BE SOLD       AMOUNT       VALUE         GAIN
-------------------------  ----------  ----------------  ----------   ----------   ----------
Japanese Yen                07/11/01     158,000,000     $1,302,728   $1,290,096     $12,632
Japanese Yen                07/11/01     138,000,000      1,134,690    1,126,793       7,897
Japanese Yen                07/11/01     140,500,000      1,148,956    1,147,206       1,750
                                                         ----------   ----------     -------
                                                         $3,586,374   $3,564,095     $22,279
                                                         ==========   ==========     =======

INTERNATIONAL EQUITY:

                                                                                   UNREALIZED
                                                                                    FOREIGN
                           EXPIRATION  FOREIGN CURRENCY   CONTRACT     CONTRACT     EXCHANGE
FORWARD CURRENCY CONTRACT     DATE        TO BE SOLD       AMOUNT       VALUE         GAIN
-------------------------  ----------  ----------------  ----------   ----------   ----------
Japanese Yen                07/11/01     1,955,000,000   $16,119,191  $15,962,896    $156,295
Japanese Yen                07/11/01     1,666,000,000    13,698,502   13,603,164      95,338
Japanese Yen                07/11/01     1,321,000,000    10,802,636   10,786,182      16,454
                                                         -----------  -----------    --------
                                                         $40,620,329  $40,352,242    $268,087
                                                         ===========  ===========    ========

NOTE 7. NET ASSETS

   At April 30, 2001, capital contributions, accumulated undistributed net investment income, accumulated net realized gain (loss) from investments and foreign currency transactions and current period dividends and distributions have been adjusted for current period permanent book/tax differences which arose principally from differing book/tax treatments of foreign currency, equity swap transactions and foreign taxes on capital gains. Global Post-Venture Capital, Major Foreign Markets, International Equity, International Small Company, Emerging Markets and International Equity II reclassified $97,445, ($150,499), ($1,770,519), ($79,116), ($189,599) and ($40,818), respectively, from accumulated net realized gain (loss) on investments and foreign currency transactions to accumulated undistributed net investment income (loss). Net investment income, net realized gain (loss) on investments and net assets were not affected by these reclassifications.

CREDIT SUISSE WARBURG PINCUS INTERNATIONAL EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
April 30, 2001 (Unaudited)

NOTE 8. CAPITAL LOSS CARRYOVER

   At April 30, 2001, capital loss carryovers available to offset possible future capital gains of the Funds were as follows:

                                            CAPITAL LOSS CARRYOVER EXPIRING IN
                                        ------------------------------------------
                                                                     TOTAL CAPITAL
FUND                                         2006          2008     LOSS CARRYOVER
----                                    -----------    ----------   --------------
International Small Company             $         0    $7,814,675    $ 7,814,675
Emerging Markets                         39,514,029             0     39,514,029
Global Post-Venture Capital                       0     3,266,167      3,266,167


NOTE 9. SHAREHOLDER MEETING RESULTS

   A Special Meeting of shareholders of the Credit Suisse Warburg Pincus Opportunity Funds (the "Fund"), which includes International Equity II, was held at 466 Lexington Avenue, 16th Floor, New York, New York 10017, on Friday March 23, 2001, at 11:00 A.M. The following matters were voted upon by the shareholders of the series of the Fund and the results are presented below. Shares delivered not voted are not included in the totals for each proposal.

   To approve the new investment advisory agreement, for International
Equity II:


                                                   % OF TOTAL           % OF TOTAL
                                SHARES         SHARES OUTSTANDING      SHARES VOTED
                             -------------    --------------------    ---------------
For                            3,327,748              64.4%                90.9%
Against                           18,731               0.4%                 0.5%
Abstain                           29,118               0.6%                 0.8%


   The election of trustees to the Credit Suisse Warburg Pincus Opportunity Funds, including votes cast by shareholders of the Credit Suisse Warburg Pincus Developing Markets Fund:


                                           FOR          WITHHELD
                                       ------------  -------------
         Richard H. Francis             96,353,178     3,519,623
         Jack W. Fritz                  96,353,178     3,519,623
         Jeffrey E. Garten              95,353,179     3,519,623
         Peter F. Krogh                 92,735,382     7,137,420
         James S. Pasman                96,353,179     3,519,623
         William W. Priest              96,353,179     3,519,623
         Steven N. Rappaport            92,735,382     7,137,420



                                  TOTAL ELIGIBLE
                                      SHARES        TOTAL SHARES VOTED    % OF SHARES VOTED
                                  --------------    ------------------    -----------------
International Equity II Fund       5,164,754           3,659,674                70.8%


                        CREDIT SUISSE WARBURG PINCUS FUNDS
                        ----------------------------------
                                         CREDIT|ASSET
                                         SUISSE|MANAGEMENT

                       P.O. BOX 9030, BOSTON, MA 02205-9030
                   800-WARBURG (800-927-2874) - www.warburg.com

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.       WPISF-3-0401